Exhibit 99.1

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2010 (as revised by a Current Report on Form 8-K dated November 4, 2011), and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), June 30, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), and September 30, 2011, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the respective dates of the referenced forward-looking statements.

February 28, 2012 F I R M O V E R V I E W Doug Braunstein, Chief Financial Officer

I. JPMorgan Chase overview
Performance summary
Customer focus
Leveraging the franchise
Global presence
Loan growth and run-off portfolios
Credit quality
Deposit growth
Net interest margin
Expense and investments
Agenda
II. Specific risk questions from investors
European exposure
Mortgage settlement
Private label litigation
III. Firmwide capital
LOB capital allocation
Target returns
Capital planning
IV.Key firmwide themes
V. Appendix
1

2010	2011	$O/(U) 2010
Revenue (FTE)[1]	$104,842	$99,767	($5,075)
Credit costs	16,639	7,574	(9,065)
Expense	61,196	62,911	1,715
Reported net income	$17,370	$18,976	$1,606
Net income applicable to common stock	$15,764	$17,568	$1,804
Reported EPS	$3.96	$4.48	$0.52
ROE	10%	11%	
ROTCE[2]	15	15	
Basel I Tier 1 common	$114,763	$122,916	$8,153
Basel I Tier 1 common ratio	9.8%	10.1%	
Basel III Tier 1 common ratio[3]	7.0	7.9	

CBB
18%
MB
9%
Card
19%
Corp/PE
4%
CB
6%
TSS
8%
AM
10%
IB
26%

CBB
20%
Card
24%
Corp/PE
4%
CB
12%
TSS
6%
AM
8%
IB
36%

FIRM OVERVIEW

JPMORGAN CHASE & CO.

$mm, excluding EPS
Performance summary
JPMorgan Chase overview
1 See note 1 on slide 43
2 See note 4 on slide 43
3 Estimated
4 Excludes MB FY11 net loss of ($2.1B) or (11)%
Total = $19.0B
Net income – 2011 4
Total = $99.8B
Firmwide revenue – 2011
2

FIRM OVERVIEW

($B)	2006	2011	%Δ
Tangible common equity	$65.4	$127.1	94%
Basel I Tier 1 common	7%	10%	3
Loan loss reserve	$7.3	$27.6	278
Repurchase reserve[2]	0.0	3.6	$3.6
EOP Deposits	638.8	1,127.8	77%

Growth	YoY	5Y[3]	10Y[3]
BVPS	8%	7%	9%
TBVPS	12	12	8
EPS	13	3	19

$33.45
$18.88
$36.59
$21.96
$36.15
$22.52
$39.88
$27.09
$43.04
$30.18
$46.59
$33.69
2006
2007
2008
2009
2010
2011

JPMORGAN CHASE & CO.

Book value per share: growing our fortress balance sheet
JPMorgan Chase overview
Shares
outstanding
(EOP)
3.7B 3.9B 3.9B 3.8B 3.4B 3.5B
1 Actual change
2 Excludes litigation reserve
3 CAGR
Key metrics since 2006
3
2011 share
repurchases: $9B
1
1

Total revenue = $100B
Wholesale[5]
54%
Consumer
46%
NIR
52%
NII
48%

FIRM OVERVIEW

JPMORGAN CHASE & CO.

1 Peer group includes BAC, C, WFC, GS and MS
2 Based on Basel I RWA
3 (NII+NIR-NCOs)/Basel I RWA; excludes GS and MS
4 Presented on a managed basis. See note 1 on slide 43
5 Wholesale includes Corporate
Note: Totals may not sum due to rounding
Business returns
JPMorgan Chase overview
ROA does not capture the difference in business
mix between JPM and its peers
For instance, the IB includes large asset classes
which have low yield but low risk, including the
repo book
We consider return on RWA and risk-adjusted return
to be more relevant for JPM and comparisons to
peers
4
Return analysis
Comments
2011 revenue mix
4
2009 2010 2011
Return on assets
1
JPM 0.6% 0.9% 0.9%
Peer avg. 0.6 0.6 0.6
Best-in-class 1.5 1.0 1.2
Return on RWA
1,2
JPM 1.0% 1.5% 1.6%
Peer avg. 1.0 1.2 1.1
Best-in-class 3.2 1.9 1.6
Risk-adjusted return
1,3
JPM 6.5% 6.8% 7.3%
Peer avg. 5.2 5.8 6.1
Best-in-class 6.7 6.8 7.3

Retail Financial Services

FIRM OVERVIEW

JPMORGAN CHASE & CO.

Building market leading franchises
JPMorgan Chase overview
1 2006 IB financial data represents heritage JPM only. JPM’s Dealogic IB fees rank was #1 in 2011 and # 1 in 2006 for heritage JPM only
2 Includes deposits and deposits swept to on-balance sheet liabilities
3 Source: Inside Mortgage Finance, 4Q06 and 4Q11 for 2006 and 2011, respectively
4 Excludes Commercial Card
5 GPCC stands for General Purpose Credit Card; excludes WaMu and Commercial Card
6 2011 is through November
5
Select key stats ($B, except where noted) 2006 2011
2006-2011
CAGR
IB fees ($mm) $5,537 $5,859 1.1%
Fixed income markets ($mm) 8,736 15,337 11.9
Equity markets ($mm) 3,458 4,832 6.9
Average liability balances $73.6 $174.7 18.9%
Average loans 53.6 104.2 14.2
IB revenue, gross 0.7 1.4 14.7
Overhead ratio 52% 35%
Average liability balances $189.5 $318.8 11.0%
Assets under custody ($T) 13.9 16.9 3.9
Average trade loan balances 1.5 27.8 79.6
Non-U.S. revenue (%) 40.8% 55.0%
Assets under management $1,013.1 $1,336.2 5.7%
Long-term flows 45.0 53.0 3.3
Number of Private Banking client advisors 1,506 2,883 13.9
Average total deposits $190.1 $360.7 13.7%
Client investment assets, excluding deposits 80.6 137.9 11.3
End-of-period Business Banking loans 14,205 17,652 4.4
Number of branches 3,079 5,508 12.3
Mortgage loans originated $119.2 $145.6 4.1%
Retail branch and direct to consumer originations 40.5 87.2 16.6
Number of branch salespeople 1,196 3,125 21.2
Mortgage loan origination market share 5.8% 11.5%
Card Services sales volume
4
$256.8 $343.7 6.0%
Card Services net revenue rate (% avg. loans) 10.4% 12.3%
GPCC sales volume market share
5
15.7 19.3
Auto originations market share 3.1 4.3
Card
AM
IB
CBB
TSS
CB
MB
1
1
1
2
3
4
6
2

Retail Financial Services

FIRM OVERVIEW

JPMorgan Chase & Co.

88% of the customers surveyed are satisfied with their relationship with Chase
Highest client loyalty score – Ahead of WFC, USB, PNC and BAC
Customer focus
JPMorgan Chase overview
1 Greenwich Associates, 2011
2 2010 Chase Relationship Survey
3 Greenwich Associates, 2011 Twenty Two State Footprint Market Share Study
4 Client surveys conducted by the TS and WSS client service team
5 Survey of retail investors in the 10 largest European countries
6 Cogent Research Investor Brandscape, 2012
7 Cogent Advisor Touchpoints 2011: Trends and Best Practices for Creating a Connection with FAs
8 Chase Relationship Survey
9 Monthly Consumer Bank relationship survey (data from December 2011). Strongly agree equals a 9 or 10 on a 10-point scale
10 JD Power and Associates 2011 Credit Card Satisfaction Trends
AM
MB
Card
According to the JD Power overall satisfaction index rankings, Chase moved up to the 4 position, topping the industry average, ahead of WFC, USB, COF, C and BAC
10
Continuing focus on issue identification, elimination and prevention has yielded positive results with significant reduction in OCC/CFPB complaints
CB
TSS
CBB
Overall satisfaction with Chase (top 2-box scores) increased from 57% to 67% in 2011
8
For customers with top 2-box scores:
69% of households surveyed strongly agree that they are likely to use Chase to fulfill new financial need
9
81% of households surveyed strongly agree that they are likely to recommend Chase to others
9
Ranked #1 in client-oriented thinking by the 2012 Fund Brand 30 report
5
Significant increase in loyalty score – Ranked #7 in 2011, up from #21 in 2010
6
Ranked #1 for satisfaction with website, investment tools and resources for advisors
7
IB
Selected as a Quality and Share Leader for 48 distinctions across 15 programs
1
, including Global Fixed
Income, U.S. Large Corporate Finance and U.S. Equities
Ranked #5 in the JD Power mortgage origination survey, up from #12 in 2010; topping the industry average and ahead of
WFC, C and BAC
Customer satisfaction for origination and servicing (top 2-box scores) of ~70% by the end of 2011
Customer complaint inventory declined by more than 60% since May 2011
Overall TS Service Delivery rated at near “best-in-class” levels with 89% of U.S. and 87% of EMEA clients rating service
Excellent/Very Good 4
82% of WSS clients in 2011 indicated that they were satisfied with their current level of service
WSS moved to #3 in 2011 from #7 in 2010 in Global Custodian Magazine’s 2011 Global Custody Survey
6
Customer satisfaction metrics
2
th
3
4

Major competitive advantage: leveraging the franchise
JPMorgan Chase overview
JPMorgan Chase & Co.
1 Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting, Bond Underwriting
75% of CB clients
use Treasury
Services products
$2.3B of revenue in
2011
CBB clients use TS
services ($215mm in
2011, up 10% YoY)
Provide custodial and
transfer agency
services to AM
Significant revenue
generated from the
CB client base
Joint coverage of
~1,800 clients
25% of North
American IB
revenue in 2011
1
$1.4B of gross total
IB revenue from CB
clients in 2011
Robust client referral
to and from AM
41 new PB clients
through IB referrals
Manage $90B of
AUM for TSS clients
$140mm in 2011
firmwide revenue
IM products offered
to CB clients
$370mm in 2011
firmwide revenue
Products offered to
retail clients through
the branch network
$510mm in firmwide
revenue
~45% of Chase
branded cards sold
through branches
~40% of Card
Services revenue
from new merchants
is sourced through
the branches
~20% of JPM IM
U.S. Retail AUM
comes from the
branches
>16mm branch
transactions annually
by CB clients
Treasury &
Securities
Services
Investment
Bank
Consumer &
Business
Banking
Card Services
& Auto
Joint coverage of foreign multinational clients
Presence in 40+ countries
$200B+ of global exposure to GCB clients
Mortgage
Banking
6.1mm existing
eligible Chase
banking relationships
with no mortgage
relationship
~50% of retail
mortgages originated
through branches
Referral source for
Private Bank, Private
Wealth Management
and Chase Private
Client
CB clients
accounting for 66%
of total Global
Commercial Card
clients, driving nearly
$15B in Card spend
in 2011
Increased signings
of new Paymentech
accounts through
branch referrals by
34%
Sourced most new
Middle Market
Commercial Card
customers through
CB
Generated >40% of
Commercial Card
revenue from
wholesale clients
7
Leveraging the franchise
Global Corporate Bank
Commercial
Bank
Asset
Management

U.S. International
2010
2011
U.S International
2010
2011

FIRM OVERVIEW

JPMORGAN CHASE & CO.

Global footprint and scorecard
JPMorgan Chase overview
LatAm/Caribbean (9%)
3
2011 revenue of $2.2B
2006 – 2011 CAGR: 11%; up
32% YoY
Operate in 9 countries in the region
4 new offices opened in 2011
$5B in deposits
4
, down 15% YoY
$25B in loans
5
, up 53% YoY
$34B in AUM
2011 revenue of $6.0B
2006 – 2011 CAGR: 13%; down
2% YoY
Operate in 16 countries in the region
2 new offices opened in 2011
$58B in deposits
4
, up 8% YoY
$31B in loans
5
, up 51% YoY
$105B in AUM
2011 revenue of $16.1B
2006 – 2011 CAGR: 7%; up 14%
YoY
Operate in 33 countries in the region
3 new offices opened in 2011
$169B in deposits
4
, up 18% YoY
$37B in loans
5
, up 31% YoY
$278B in AUM
EMEA (64%)
3
Asia Pacific (24%)
3
22%
78%
26%
74%
41%
59%
48%
52%
1 On a managed basis
2 Primarily composed of CIO net gains
3 % of Wholesale revenue
4 Average deposits are based on the location from which the customer relationship is managed
5 End-of-period loans outstanding are based predominantly on the domicile of the borrower and exclude loans held-for-sale and loans carried at fair value
Note: Wholesale international operations comprised of IB, AM, TSS, CB and CIO/Treasury. Totals may not sum due to rounding
Wholesale revenue
1
– ($B)
Firmwide revenue
1
– ($B)
Int’l Wholesale revenue by LOB
1
8
$105
$100
$55
$53
Other
2
TSS
IB
AM
17%
54%
15%
Total = $25B
14%

Loan growth
JPMorgan Chase overview
Total loans increased 4% YoY driven by core loan growth of 14% across all businesses, including Wholesale loan growth of
25%
CB achieved six consecutive quarters of loan growth through the end of 2011; Middle Market loans up 17% YoY
TSS trade loans up 73%
Business Banking loans up 5%; 24% increase in new origination volume in 2011
Run-off portfolios decreased 16% YoY driven by runoff of Mortgage Banking loans
Note: Wholesale includes IB, CB, TSS, AM and Corporate; Consumer includes CBB, MB and Card
1 Other includes Card run-off portfolio, including certain legacy WaMu loans, legacy balance transfer programs and terminated partner portfolios (e.g. Kohl’s ), and CBB run-off portfolio, including discontinued products
2 MB run-off portfolio includes WaMu purchased credit-impaired loans, discontinued products, and certain prime loans with estimated current LTVs greater than 80% as of January 2010
3 AM includes loans originated by AM that are held in Corporate and other loans held in Corporate
Note: Totals may not sum due to rounding
2010 2011
$693
$724
(16)%
14%
Growth
Total loans: 4%
Consumer
Wholesale
Run-off
(MB and Other) 1,2
Consumer
Wholesale
Core
$477
Core
$543
$216
$180
2010 2011
$477
$543
Card
MB
CB
CB
IB
IB
TSS
TSS AM
3
AM
3
MB
Growth
14%
Card
30%
58%
13%
25%
2%
3%
14%
Core loans by line of business ($B)
Run-off portfolios
Run-off
(MB and Other) 1,2
CBB
9
Total end-of-period loans ($B)

2011
Pro-forma

FIRM OVERVIEW

JPMorgan Chase & Co.

Impact of our run-off portfolios: a simulation
JPMorgan Chase overview
Simulation assumes provision for credit losses equals net charge-offs; other reserve actions not simulated
NII will decline as portfolios run off; reduction of higher yield loans puts pressure on firmwide NIM
NII for run-off portfolios expected to decline by $1B +/- in 2012, including $500mm +/- related to MB
However, runoff will benefit firmwide ROTCE as expense and credit losses also decline, and approximately $2B of capital per year could be liberated and redeployed, including $1B +/- related to MB
Pro-forma impact on ROTCE 6 ($B)
Comments
15.3%
16.0% 0.7%
NI $19 $0.5 $20
TCE 7 124 (2.0) 122
8
10
2011 2012 2013 2014
MB
$173 $152 $128 $110
Other
2
22 16 12 10
Total average loans $196 $167 $140 $120
Total run-off portfolios
Net interest income $6.3 $5.1 $4.1 $3.2
Noninterest expense 2.0 1.6 1.3 1.1
NCOs
5.8 4.2 2.8 1.6
Net income
4
($0.9) ($0.4) ($0.1) $0.3
Capital $12 $10 $8 $7
Net interest margin 3.2% 3.1% 2.9% 2.7%
5 5 5
1
3
Run-off portfolios simulation ($B)
1
2
3
4
5
6
MB run-off portfolio includes WaMu purchased credit-impaired loans, discontinued products, and certain prime loans with estimated current LTVs greater than 80% as of January 2010
Other includes Card run-off portfolio, including certain legacy WaMu loans, legacy balance transfer programs and terminated partner portfolios, and CBB run-off portfolio, including discontinued products
Assumes provision for credit losses equals net charge-offs associated with NCI portfolio. Assumes no reserve actions associated with run-off PCI portfolio. All amounts presented in the simulated periods are estimates within a range of possible outcomes. Actual results could differ significantly from these estimates
Assumes 38% tax rate
Simulated results based on current run-off portfolios trends
Run-off portfolios impact represents the incremental ROTCE impact of changes to net income and allocated capital in the first year of the simulation
Average tangible common equity
Adjusted for difference between 2011 actual and 2012 simulated amounts
Note: Totals may not sum due to rounding
7
8

FIRM OVERVIEW

JPM
WFC
C
BAC
JPM
WFC
C
BAC

JPMorgan Chase & Co.

Expect reserve levels to adjust to normalized levels of ~$15B as underlying credit improves and we recognize the impact of certain portfolio runoff
Credit quality: strengthened coverage and reserve position
JPMorgan Chase overview
The Firm’s net charge-offs and nonperforming loans are down 48% and 44% from peak levels, while loan loss reserves decreased 28% from peak and 13% since 2009
LLRs/NPLs ratio is 281%, up from 184% in 2009
1
LLRs/NCOs
2
coverage is 237%, up from 128% in 2009
3
0.6
1.0
0.6
0.4
1 Loan loss reserve includes $5.7B and $1.6B of PCI reserves in 2011 and 2009, respectively
2 Reflects 4Q11 NCOs annualized
3 Reflects 4Q09 NCOs annualized; excludes NCOs for securitized credit card receivables for which there was no associated LLR
1
11
JPM WFC C BAC
EOP loans $723.7 $769.6 $647.2 $940.0
NCOs 12.2 11.3 20.0 20.8
NPLs 10.0 21.3 11.2 25.1
LLR 27.6 19.4 30.1 33.8
LLRs/NCOs
2
237% 183% 183% 208%
Peer group credit statistics – 2011 ($B)
YoY change in LLRs to change in NCOs

4Q10 4Q11
Deposit growth
JPMorgan Chase overview
40%
39%
7%
0.50%
36%
Interest-bearing deposits Noninterest-bearing deposits
$895
$1,097
0.50%
0.43%
$895
$1,097
1 Other includes IB, MB, Card and Corporate
Note: Totals may not sum due to rounding
Growth
(3)%
23%
Avg. yield
12
AM
TSS
CB
Other¹
CBB
AM
TSS
CB
Other¹
CBB
Avg. deposits by line of business ($B)
Avg. interest-bearing vs. noninterest-bearing deposits ($B)
4Q10
4Q11

0
100
200
$4.0B
$2.3B
100
Implied
Curve
$0.7B
0
Δ 1M Libor (bps)
Δ 10Yr Swap (bps)

FIRM OVERVIEW

JPMorgan Chase & Co.

Net interest margin and net interest income rate sensitivity
JPMorgan Chase overview
Net interest income has been impacted by the runoff of
higher yield loan portfolios and portfolio mix
Net interest margin decreased by 32bps in 2011 due to
Runoff
Changes in portfolio mix
Impact of lower rates
Spread compression will negatively impact CBB net
income by $400mm+/-
Potential increases in NII relative to the implied curve
2010 2011
Net interest income $51.4 $48.2
Interest-earning assets 3.83% 3.51%
Interest-bearing liabilities 0.84 0.86
Net interest margin (NIM %) 3.06% 2.74%
13
YoY net interest margin ($B)
Comments
Potential net interest income increases
1
Continued pressure on NIM in 2012 as market and mix
conditions continue
Portfolio runoff will negatively impact NII in REP by
$500mm+/-
1 As of 12/31/2011. Reflects risk exposure to pretax NII of the Firm's non-market-based business activities (see 3Q11 form 10-Q disclosure for further discussion on interest rate exposure). Implied curve represents the market expectation of rates over the next 12 months

Core NII
Market-based NII 2
Core NIM
Market-based NIM
JPM NIM
3.91%
3.85%
3.66%
3.66%
3.51%
3.54%
3.33%
3.14%
3.19%
3.42%
3.32%
3.06%
3.01%
2.88%
2.89%
2.72%
2.66%
2.70%
1.92%
1.77%
1.47%
1.42%
1.42%
1.43%
1.35%
1.45%
1.42%
FY2009 3
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

FIRM OVERVIEW

JPMORGAN CHASE & CO.

Core net interest margin
1
JPMorgan Chase overview
1 See note 6 on slide 43
2 IB’s market-based activities are defined as total IB net interest income less net interest income earned on IB loans
3 Net interest income presented as an average 2009 quarter (i.e. total year divided by 4); all others are yearly rates
Core NIM is a measure that is more comparable to the
NIM of financial institutions focused primarily on loan and
deposit-related activities
Given mark-to-market and P&L geography of hedging in
the IB, NIM is not a good indicator of IB profitability
Core net interest income walk – 4Q11 ($B) Core net interest income
Net interest income trend
Avg. earning
assets NII Yield
Firm reported $1,808 $12 2.7%
IB reported 1.5
Less IB loans 1.8
IB market-based activities $502 $2 1.4%
Core $1,306 $11 3.2%
14
567
65
2
0.3

1 Excludes Investment Bank compensation expense, Corporate litigation expense, and foreclosure-related matters. Investment Bank compensation expense totaled $9.7B in FY2010 and $8.9B in
FY2011. Corporate litigation expense totaled $5.7B in FY2010 and $3.2B in FY2011. Foreclosure-related matters totaled $350mm in FY2010 and $1.7B in FY2011
2 Specific transaction related noninterest expense, which is directly related to generating the associated revenue (e.g., storage and transportation costs)
3 Presented on a managed basis. See note 1 on page 43
Note: Totals may not sum due to rounding
Firmwide expense has been trending higher
JPMorgan Chase overview
$45.4B
$49.2B
$960mm
Mortgage
servicing
$640mm
FDIC
$600mm
Card
marketing
$450mm
Commodities
2
Significant Drivers
Expect total adjusted
firmwide noninterest
expense to remain
relatively flat in 2012
Moderating expense in
growth initiatives
Targeted branch build
GCB build-out almost
complete
More efficiency in
marketing expense
Default-related expense
likely to decline in 2H12
LOBs continue to focus on
efficiencies
$1.2B
Other
Headcount
OH ratio
3
239,831
58%
260,157
63%
2010 2011
Primarily headcount
growth
CPC
Branch build
Business Banking –
WaMu expansion
CB expansion
GCB
International
expansion
AM banker build-out
MB production
15
Adjusted firmwide noninterest expense
1

Retail Financial Services

FIRM OVERVIEW

JPMorgan Chase & Co.

2011 expense and NI impact of cumulative spend from select investments ($mm, except where noted)
Overview of select investments
JPMorgan Chase overview
Build out branches and product capabilities
Uplift primarily from Markets, Credit and TS products
~525 new branches built since 2009
Avg. branch achieves payback & 30% ROE by year 8+/-
1,200 new RMs & business bankers hired since 2009
Significant growth opportunities in h-WaMu markets
Build out int’l platform to facilitate clients’ regional strategies
Successful launch of int’l platform in 2011; steady state 2014/15
Expand CB coverage into new markets
Broke even in 2011; continue to add 200+ clients a year
262 CPC locations as of 2011; plan to add 750 in 2012
22K clients as of 2011; plan to reach 75K clients by 2012
¹ Reflects NI contribution from 2002-2011 branch builds
² Excl. expense related to existing portfolios and litigation
³ Excl. the impact of deferred loan origination cost (FAS 91)
1
3
16
LOB/Investment
2011
Expense Comments
~$60
Middle Market expansion ~70
~200 600
~300 400
~400 600
~150 600
~50
~175
~500 350
~$1,900
NI impact of
cumulative
spend
IB
International Prime
Brokerage
$175 +/-
IB/TSS
International expansion/
Global Corporate Bank
+/-
CB
450 +/-
CBB
Branch builds
2011 expense associated with
2009-2011 branch builds
+/-
Business Banking
2011 expense associated with
2009-2011 new hires
+/-
Chase Private Client 600 +/-
AM
PB banker/
IM expansion
+/-
MB
Mortgage capacity &
productivity
2
450 +/-
Card
Incremental customer
acquisition marketing
+/-
317 PB bankers hired since 2010; 729 IM sales, investors & support hires since 2009 (expense incl tech & other support)
Expect to reach target net income by 2015
Added 700 loan officers in 2011; plan to add 1,000 in 2012 to grow retail capacity
Improve productivity through origination & servicing investments
Total spend in 2011 expected to generate 9mm+/- accounts and
$45B+/- in sales volume in 2012
Run-rate NI by year 3

Agenda Page 17 Specific risk questions from investors 17 Firmwide capital 21 Key firmwide themes 29 Appendix 31

SPECIFIC RISK QUESTIONS FROM INVESTORS

JPMORGAN CHASE & CO.

Lending exposure includes both funded loans and undrawn commitments
Lending exposure ~72% to corporates
AFS securities exposure – 73% government guaranteed
Trading exposure ~ 42% to sovereigns
Includes $2.4B of debt and equity securities
Predominantly client-driven net derivative receivables of $15.3B, offset by collateral of $6.8B (98%+ held in cash)
Credit derivatives counterparties primarily outside Euro 5 and are investment-grade or well-supported by collateral arrangements
Mark-to-market of large counterparty gross long and short positions largely offset and are all collateralized daily
~ 79% of portfolio hedges are against sovereign exposure
Substantially all hedges are with investment grade counterparties outside the Euro 5 and are collateralized
Non-sovereign net exposure – 82% to corporate clients and remaining 18% to the banking sector
European exposure
Specific risk questions from investors
As of February 16, 2012 ($B)
18
Exposure
1
Securities & Trading
Lending AFS Trading
Derivative
collateral
Portfolio
hedging
Net
exposure
Spain $3.4 $0. 8 $5. 3 ($3.3) ($0.5) $5.7
Sovereign - 0.5 (0.3) - (0.1) 0.1
Non -sovereign 3.4 0.3 5.6 (3.3) (0.4) 5.6
Italy 3.4 0.1 10.3 (2.2) (4.3) 7.3
Sovereign - - 7.7 (1.1) (3.6) 3.0
Non -sovereign 3.4 0.1 2. 6 (1.1) (0.7) 4.3
Other (Ireland, Portugal  & Greece) 1.4 0. 6 2.3 (1.3) (1.0) 2.0
Sovereign - 0.6 0.1 - (0.8) (0.1)
Non-sovereign 1.4 - 2.2 (1.3) (0.2) 2.1
Total firmwide exposure $8.2 $1.5 $17.9 ($6 .8) ($5.8 ) $15.0
1
Exposure is a risk management view. Lending is net of liquid collateral. Trading includes net inventory, derivative netting under legally enforceable trading agreements, net CDS underlying exposure from market-making flows, unsecured net derivative receivables and under collateralized securities financing counterparty exposure

SPECIFIC RISK QUESTIONS FROM INVESTORS

JPMorgan Chase & Co.

Department of Justice and Attorneys General mortgage settlement summary
Specific risk questions from investors
$25B global settlement announced between the five major servicers and the Federal Government including the Department of Justice, Department of Housing and Urban Development, and the State
Attorneys General
For Chase the settlement amount will be ~$5.3B and will consist of
~$1.1B in cash payments
~$0.5B toward a refinance program
– Will offer interest rate reductions for certain homeowners with Chase-owned mortgages
Up to ~$3.7B of additional relief for homeowners
– Menu of options from which the bank can choose to assist homeowners, including modifications with first and second lien principal reductions
New servicing standards, which establish a new level of transparency and clarity for servicer activities
Limits the Firm’s liability related to MERS-related conduct, such as recording of assignments and standing in foreclosures
Only New York, Delaware and Massachusetts may maintain suits for MERS-related conduct. The settlement limits monetary remedies those states can seek against Chase, and precludes them from seeking to vacate past foreclosures for MERS-related conduct
Given our current reserve position, the settlement is not expected to have a material impact on earnings
19

SPECIFIC RISK QUESTIONS FROM INVESTORS

JPMorgan Chase & Co.

Private label securitization
Specific risk questions from investors
1 The Firm believes that WaMu bank-related repurchase liabilities are the responsibility of the FDIC (the FDIC disagrees) and any securities liabilities reside with the WaMu subsidiaries
2 Excludes class action deals with standing defects, deals where the Firm was sued solely as an underwriter (and was not an issuer), monoline claims and trustee claims
3 Certain analysts include estimates for private label litigation in their private label repurchase exposure estimates. Certain analysts exclude WaMu related liabilities from JPM repurchase estimates
Original balances in litigation for Chase (excl. WaMu)
1
of ~$50B
2
A group of investors claiming to have a quorum in trusts with an original principal balance (excl.
WaMu) of ~$175B asked various trustees to, among other things, investigate servicing and repurchase claims
Both securities and repurchase claims are likely to be litigated
Substantial impediments to repurchase and servicing claims
Trustees generally do not act unless instructed by a quorum and indemnified
Many loans were originated or are serviced by others
WaMu repurchase liabilities reside with the FDIC
1
We intend to honor our obligations, but claims are fact intensive, generally requiring loan-by-loan analysis
– There is no repurchase absent proof that a breach “materially and adversely” affected value of loan
Securities litigation claimants also face significant hurdles
There is significant overlap between repurchase and securities exposure: we do not intend to pay twice for the same exposure
Median analyst estimate of exposure across the entire private label securitization portfolio, including balances not in litigation, is $6.5B
3
Litigation could take years, but we have built significant litigation reserves
20

Agenda Page 21 Firmwide capital 21 Specific risk questions from investors 17 Key firmwide themes 29 Appendix 31

1 TSS and AM pretax margin targets remain unchanged at 35% +/- through the cycle
2 IRR of 20% +/-
3 1/1/12 for illustrative purposes only
4 Reflects capital held against Corporate goodwill
Common equity and target ROEs ($B)
Common equity and performance targets
Firmwide capital
$0.5-$1B +/- of net income
22
$0.5-$1B +/- of net income
2011  1/1/2012
Investment Bank $40.0 $40.0 17% 17% +/- 9.5% +/-
Consumer & Business Banking 9.5 9.0 40 30 +/- 8.5 +/-
Mortgage Banking 15.5 17.5 (14)  15 +/- 8.5 +/-
Card Services & Auto 16.0 16.5 28 20 +/- 8.5 +/-
Commercial Banking 8.0 9.5 30 20 + 8.5 +/-
Treasury & Securities Svcs.
1
7.0 7.5 17 25 +/- 9.0 +/-
Asset Management
1
6.5 7.0 25 35 +/- 8.5 +/-
Private Equity 3.6 4.8 11 20
+/-
2
9.5 +/-
Corporate (CIO/Treasury/Corp) 13.1 18.3 3
Subtotal $119.2 $130.1
Unallocated Capital
3
$14.5 $3.6
Corporate Goodwill
4
42.1 42.1
Total Firm ROE $175.8 $175.8
Total Firm ROTCE
Common equity
2011
ROE
Targets
Through-the-
cycle ROE
Basel III
Tier 1 common
11%
15% 9.5% +/- 16% +/-

$6.8
$3.8
($2.1)
$4.5
$2.4
$1.2
$1.6
$0.8
LOB performance at targets
Firmwide capital
$24+/-
1 Net income projections based on performance target and steady state assumptions
$19.0
2011 Net income Net income at performance targets
1
IB CBB MB Card CB TSS AM Corporate/PE
RFS
JPM
23
Net income by LOB ($B)

1 Includes servicing and default related costs, foreclosed asset expense, repurchase losses, MSR valuation adjustments offset by normalized production revenue, and normalized repurchases; excludes elevated credit costs
2 Corporate litigation expense for 2011 (after-tax)
3 Based on disclosed through-the-cycle net charge-off rates for IB, Card (excl. WaMu and Commercial Card), CB, Home Equity and Prime excl. Option ARM; applied to 2011 average retained loan balances. Card through-the-cycle charge-off rate applied to Card average balances, excl. WaMu and Commercial Card . Also excludes MB WaMu PCI portfolio and discontinued products
4 Loan loss reserve release for FY 2011
5 Durbin Amendment annualized 2012 net income impact of $600mm+/- less the impact of Durbin included in FY11 results. Excludes the potential incremental impact from Dodd Frank on the IB
Note: Assumes tax rate of 38%
Earnings walk
Firmwide capital
24
Net income build ($B)
FY11 NI excl.
DVA
Mortgage - related
Matters 1
Corporate
Litigation 2
Normalization
of NCOs 3
Reserve
Release 4
Durbin 5 Growth NI at performance
targets
$18.1
$24+/-
$3.5
$2.0
($2.9)
($0.5)
$0.8+/-
$3.0
Growth initiatives
CPC
Branch build
Business Banking -
WaMu expansion
CB expansion
Commodities
GCB
International
expansion
AM banker build-out
MB production

Capital planning
Firmwide capital
Submitted Capital Plan on January 9, 2012
Follow-up meetings with Fed currently under way
Expect response by March 15, 2012
Severe Fed stress scenario, evaluated under Basel I
GDP decline of 8%
Peak unemployment of 13%
HPI decline of 20% from current level
Equity markets decline of 52% from 3Q11
Severe global market shock, including specific European stresses
Baseline evaluated under Basel III
Capital Plan expected to show steady progress toward the fully phased in requirement of Basel III Tier 1 common ratio of 9.5% by 2019
Hierarchy of capital deployment, after dividends
Organic growth
Acquisitions
Share repurchases
Increase dividend to 30% payout ratio of normalized earnings over time
25
Dividends
Capital hierarchy
CCAR

Fed CCAR requires share repurchases to be consistent with baseline distributions
Assuming analyst estimated dividends, and share repurchases generally consistent with 2011, Basel I Tier 1 common remains at ~8% in 2012 and 2013
Results in over $35B of excess capital above the 5% minimum
Indicative stress analysis – Based on analyst estimates
Firmwide capital
Key assumptions
Analyst estimates for net income and dividends
Actual year end 2011 Basel I RWA held constant
Repurchases to neutralize employee issuance
($B) 2011 2012 2013
Base net income $19.0 $18.2 $20.3
Stressed net income 1.5 12.8
Actual Basel I RWA ($T) $1.22 1.22 1.22
10.1%
11.1%
8.8%
9.3%
2011 2012 2013
12.2%
Basel I Tier 1 common Stressed Basel I Tier 1 common
5%
2012-2013 net income reflects the average of 8 analyst estimates. Stressed net income reflects analyst Baseline NI multiplied by (JPM Fed Stress NI/JPM Baseline NI). 2012 and
2013 RWA levels held constant from year end 2011
Analyses assume analyst average dividend/share of $1.22 in 2012 and $1.51 in 2013
Stressed Basel I Tier 1 common remains well above 5% threshold
26
Key assumptions
1
Indicative stressed capital
2
Comments on stress results
1
2
Note:
Fed stress case assumes backward looking market stress, which changes pro-forma Tier 1 common at the end of 2011. 2011 stressed Tier 1 common is used as a starting point for the stressed case in this analysis
See note 3 on slide 43 for discussion of Basel estimates

Basel III RWA and Tier 1 common
Firmwide capital
1 Basel III market risk RWA reflects the new capital requirements related to trading assets and securitizations, which include incremental capital requirements for stress VaR, correlation trading, and re-securitization positions
2 Primarily reflects securitization-related exposures required to be risk weighted at 1250% based on Basel III rules
3 Capital charge for potential mark-to-market losses associated with a deterioration in the credit worthiness of a counterparty
4 Applied to MSR, DTA, and investments in unconsolidated financial institutions
5 Other includes Basel I to II transition, reclassification of trading book positions, and counterparty credit
Note: Analysis reflects current interpretation of Basel III guidelines and balance sheet assumptions
See note 3 on slide 43 for discussion of Basel estimates
2011
Basel I Tier 1 common $123
AOCI for AFS securities; pension and other postretirement plans 0.9
Deduction for net defined benefit pension asset (1.4)
Other (0.5)
Basel I to Basel III incremental Tier 1 common (1.0)
Estimated Basel III Tier 1 common $122
2011
RWA Basel I $1.22
Market risk impact
1
80
Risk weight 50/50 deductions at 1250%
2
80
CVA
3
65
250% risk weight
4
35
Other
5
65
Basel I to Basel III incremental RWA ($B) $325
Estimated RWA Basel III $1.55
2012 2013
Estimated beginning balance $1.55 $1.48
Data / Model enhancement (30)       (30)
Portfolio runoff (45)       (35)
BAU portfolio changes 10        20
Reduction in RWA ($B) (65)       (45)
Estimated ending balance $1.48 $1.44
27
Basel I to Basel III incremental RWA ($T)
Potential Basel III RWA reductions ($T)
Basel I to Basel III capital reconciliation ($B)

Baseline scenarios – Alternative Basel III trajectories
Firmwide capital
1 2012-2013 net income reflects the average of 8 analyst estimates
2 Net of preferred dividends of $629mm, and includes estimated impact of employee issuance. The Firm expects to utilize its repurchase capacity to, at a minimum, essentially repurchase the same amount of shares that it issues for employee stock-based incentive awards
3 Reported estimates
4 Achieve a Tier 1 common ratio of 9.5% by the end of 2018
5 Achieve a Tier 1 common ratio of 9.5% by the end of 2013
Note: See note 3 on slide 43 for discussion of Basel estimates
3
3
2011 2012E 2013E
Net income¹
$19.0 $18.2 $20.3
Potential RWA ($T) $1.55 $1.48 $1.44
Tier 1 common - pre-capital distribution
2
$122 $141 $163
Tier 1 common ratio - pre-capital distribution
2
7.9% 9.5% 11.3%
28
Capital adequacy – Based on analyst estimates ($B)
Straight line
4
Accelerated
5
2012E 2013E
Tier 1 common ratio target
2
8.1% 8.3%
Annual capital distribution capacity
2
$21 $22
2012E 2013E
Tier 1 common ratio target
2
8.7% 9.5%
Annual capital distribution capacity
2
$13 $14

Agenda Page 29 Key firmwide themes 29 Specific risk questions from investors 17 Firmwide capital 21 Appendix 31

Key firmwide themes
Consistent focus on customer experience and innovation
Continued focus on cross-LOB opportunities
GCB at the core of IB/TSS/CB collaboration
Organizing Consumer businesses
Positioning LOBs for continued growth in market share
Significant opportunity for net income growth
Enhancing our ongoing focus on expense discipline
Adapting to the new regulatory environment and capital rules
Fortress balance sheet affords us the opportunity to
Serve as a source of strength for our clients
Continue to invest in organic growth
Return excess capital to our shareholders
30

Agenda Page 31 Appendix 31 Specific risk questions from investors 17 Firmwide capital 21 Key firmwide themes 29

Managed financial results
2009 2010 2011
Investment Bank $6,899  $6,639 $6,789
Retail Financial Services (335) 1,728 1,678
Card Services (1,793) 2,872 4,544
Commercial Banking 1,271 2,084 2,367
Treasury & Securities Services 1,226 1,079 1,204
Asset Management 1,430 1,710 1,592
Corporate/Private Equity 3,030 1,258 802
Total firm net income $11,728  $17,370 $18,976
Firmwide results ($mm)
Net income by lines of business ($mm)
1 See note 1 on slide 43
2 Net income used to calculate the ratios for 2009 excludes the one-time, non-cash negative adjustment of $1.1B resulting from the repayment of TARP preferred capital, which is a non-GAAP financial measure. Including this, ROE was 6%
3 See note 4 on slide 43
32
2009 2010 2011
Revenue (FTE)
1
$108,647 $104,842 $ 99,767
Credit Costs
1
38,458 16,639 7,574
Expense 52,352 61,196 62,911
Reported net income $11,728 $17,370 $ 18,976
Reported EPS $2.2 6 $3.96 $4.48
ROE
2
7% 10% 11%
ROTCE
2,3
11 15 15

Investment Bank
Leadership positions
Global IB Fee market leader, #1 ranking for the past
three years
5
Ranked #1 in disclosed 2011 Markets revenue among
the top 10 competitors, both including and excluding
DVA, up from #2 in 2010
Selected by Greenwich Associates as a Quality and
Share Leader for 48 distinctions across 15 programs,
including Global Fixed Income, U.S. Large Corporate
Finance and U.S. Equities, 2011
Named U.S. Municipal Bond House of the Year by IFR,
2011
Ranked #1 2011 Overall, Risk’s Institutional Investor
rankings
$mm
2009 2010 2011
Revenue
$28,109 $26,217 $26,274
IB Fees 7,169 6,186 5,859
Fixed Income Markets 17,564 15,025 15,337
Equity Markets 4,393 4,763 4,832
Credit Portfolio (1,017) 243 246
Expense 15,401 17,265 16,116
Credit Costs 2,279 (1,200) (286)
Net Income $6,899 $6,639 $6,789
Key Statistics ($B)
Overhead Ratio 55% 66% 61%
Comp/Revenue
1
33 37 34
EOP Loans $49.1 $56.9 $71.1
Allow. for Loan Losses 3.8 1.9 1.4
Net Charge-off Rate 3.04% 1.35% 0.28%
ALL / EOP Loans
2
8.25 3.51 2.11
ROE
3
21 17 17
VAR ($mm)
4
$164 $87 $76
EOP Equity 33.0 40.0 40.0
33
The compensation expense as a percentage of total net revenue ratio includes the impact of the U.K. Bank Payroll Tax on certain compensation awarded from
December 9, 2009 to April 5, 2010 to relevant banking employees. For comparability to prior periods, IB excludes the impact of the U.K. Bank Payroll Tax expense, which results in a compensation expense as a percentage of total net revenue for 2010 of
35%, which is a non-GAAP financial measure
Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
Calculated based on average equity
Average Trading and Credit portfolio VAR at 95% confidence level
Dealogic based on revenue
1
2
3
4
5

Retail Financial Services
$mm
34
%
% % %
% %
1

Calculated based on average equity; average equity for 2011, 2010 and 2009 was $25.0B
$24.6B, and $22.5B, respectively
2

Calculated based on average equity; average equity for 2011, 2010 and 2009 was $14.5B,
$14.9B, and $12.7B, respectively
2009 2010 2011
Net Interest Income $18,383 $17,220 $16,133
Noninterest Income 11,414 11,227 10,405
Revenue
29,797 28,447 26,538
Expense
15,512 16,483 19,458
Pre-Provision Pretax
$14,285 $11,964 $7,080
Credit Costs
14,754 8,919 3,999
Net Income ($335) $1,728 $1,678
EOP Equity ($B)
$22 $25 $25
ROE
1
(1) 7 7
Memo:
RFS Net income excl. Real Estate Portfolios
$5,114 $4,221 $1,984
ROE excl. Real Estate Portfolios
40 28 14

Retail Financial Services
Consumer & Business Banking
$mm
Leadership positions
Attractive footprint
Tri-state
Midwest
California
Top deposit shares in
#1 New York
#1 Chicago
#1 Phoenix
#1 Dallas/Ft. Worth
#1 Houston
Northwest
Florida
Southwest
# 1 Columbus, OH
#2 Seattle
#3 Los Angeles
#3 San Francisco
#3 Miami
2009 2010 2011
Net Interest Income
$10,864 $10,884 $10,809
Noninterest Income
7,204 6,844 7,201
Revenue
$18,068 $17,728 $18,010
Expense
10,421 10,717 11,202
Pre-Provision Pretax
$7,647 $7,011 $6,808
Credit Costs
1,176 630 419
Net Income
$3,915 $3,652 $3,816
Key Drivers ($B)
Average Total Deposits $345.0 $340.8 $360.7
Deposit Margin 2.92% 3.00% 2.82%
Checking Accounts (mm)
25.7 27.3 26.6
# of Branches 5,154 5,268 5,508
Business Banking Originations $2.3 $4.7 $5.8
Client Investment Assets $120.5 $133.1 $137.9
# of Active Mobile Customers (mm) 1.2 5.3 8.4
35

Retail Financial Services
Mortgage Production and Servicing
Leadership positions
#3 in Mortgage Originations with
11.5% market share²
#3 in Mortgage Servicing with 11.4%
market share²
$mm
1 Headcount for total Mortgage Banking
2 Source: Inside Mortgage Finance, 4Q11
2009 2010 2011
Production
Production-related Revenue excl. Repurchase Losses $3,194 $4,309 $4,235
Production Expense 1,575 1,613 1,895
Income excl. repurchase losses $1,619 $2,696 $2,340
Repurchase Losses (1,612) (2,912) (1,347)
Income/(loss) before income tax expense/(benefit) $7 ($216) $993
Servicing
Servicing-related Revenue $5,182 $5,008 $4,524
MSR Asset Amoritization (3,279) (2,384) (1,904)
Servicing Expense 1,684 2,584 4,845
Income/(loss), excl. MSR risk management 219 40 (2,225)
MSR Risk Management 1,724 1,151 (1,572)
Income/(loss) before income tax expense/(benefit) $1,943 $1,191 ($3,797)
Net income/(loss) $1,199 $569 ($1,832)
Key Drivers ($B)
Mortgage Loan Originations
$150.7 $155.6 $145.6
Retail Channel Originations
53.9 68.8 87.2
Mortgage Application Volume 206.6 214.8 204.7
3rd Party Mtg Loans Svc'd (EOP)
1,082.1 967.5 902.2
Headcount
1
32,393 39,440 49,189
36

2009 2010 2011
Revenue $6,520 $5,547 $4,592
Expense
1,847 1,627 1,521
Pre-Provision Pretax
4,673 3,920 3,071
Net Charge-Offs
8,343 6,450 3,805
Change in Allowance
5,220 1,781 (230)
Credit Costs
13,563 8,231 3,575
Net Income
($5,449) ($2,493) ($306)
Memo: ALL/ EOP Loans
1
6.55% 6.47% 6.58%
Key Drivers
1
($B)
Average Home Equity Loans Owned
2
$136.0 $120.3 $106.4
Average Mortgage Loans Owned
2 133.7 117.6 102.8
Retail Financial Services
Real Estate Portfolios
Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. An allowance for loan losses of $5.7B,
$4.9B and $1.6B was recorded for these loans at year end 2011, 2010 and 2009, respectively
Includes purchased credit-impaired loans acquired as part of the WaMu transaction
37
$mm

2

Card Services & Auto
Leadership positions
Chase is #1 Visa credit card issuer
20.8% market share of General Purpose Credit
Card outstandings
4
19.3% market share of General Purpose Credit
Card sales volume
4
#1 co-brand card issuer in the U.S.
5
#1 merchant acquirer in e-commerce payment
processing
5
1 2009 on a managed basis. See note 1 on slide 43
2 Calculated based on average equity; 2011, 2010 and 2009 average equity was $16.0B, $18.4B and
$17.5B, respectively
3 Statistics include loans held for sale
4 Excludes WaMu and Commercial Card
5 Based on internal JPM estimates
2009
1
2010 2011
Card Services & Auto
Revenue $23,199 $20,472 $19,141
Credit Costs 19,648 8,570 3,621
Expense 6,617 7,178 8,045
Net Income ($1,793) $2,872 $4,544
ROE
2
(10)% 16% 28%
EOP Equity ($B)
$17.5 $18.4 $16.0
Card Services — Key Drivers excl. Commercial Card
3
($B)
Avg Outstandings $172.4 $144.4 $126.8
Sales volume
$294.1 $313.0 $343.7
New Accts Opened (mm) 10.2 11.3 8.8
Net Revenue Rate 11.78% 11.89% 12.31%
Net Charge-off Rate
9.33 9.72 5.46
30+ Day Delinquency Rate
6.28 4.07 2.82
Merchant Services — Key Drivers (B)
Bank card volume $409.7 $469.3 $553.7
# of total transactions 18.0 20.5 24.4
Auto — Key Drivers ($B)
Avg Outstandings - Auto $43.6 $47.6 $47.0
Avg Outstandings - Student 16.1 15.9 $14.0
Auto Originations 23.7 23.0 $21.0
38
$mm

Includes deposits and deposits swept to on-balance sheet liabilities
Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
Calculated based on average equity
Reflect CB-equivalent segments at BAC, KEY, PNC and USB
Based on CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB and WFC
Thomson Reuters FY11
FDIC 9/30/11
Commercial Banking
Leadership positions
Highest ROE in peer group
4
Lowest overhead ratio in peer group
5
Continued to outperform peers in credit quality with the lowest net charge-off ratio and nonperforming loan ratio in peer group
5
Top 3 Middle Market syndicated lender in the U.S.
6
#1 multi-family lender in the U.S.
7
2009 2010 2011
Revenue $5,720 $6,040 $6,418
Middle Market 3,055 3,060 3,145
Corp. Client Banking 1,102 1,154 1,261
Comm. Term Lending 875 1,023 1,168
Real Estate 461 460 416
Other 227 343 428
Expense 2,176 2,199 2,278
Credit Costs 1,454 297 208
Net Income $1,271 $2,084 $2,367
Key Statistics ($B)
Avg Loans $106.7 $97.0 $104.2
EOP Loans 97.4 98.9 112.0
Avg Liability Balances
1
113.2 138.9 174.7
Gross IB Fees ($mm) 1,163 1,335 1,421
Allow. for Loan Losses 3.0 2.6 2.6
NPLs 2.8 2.0 1.1
Net Charge-Off Rate
2
1.02% 0.94% 0.18%
ALL/Loans
2
3.12 2.61 2.34
ROE
3
16 26 30
Overhead Ratio 38 36 35
EOP Equity $8.0 $8.0 $8.0
39
$mm
1
2
3
4
5
6
7

Treasury & Securities Services
2009 2010 2011
Revenue $7,344 $7,381 $7,702
Treasury Services 3,702 3,698 3,841
Worldwide Securities Svcs. 3,642 3,683 3,861
Expense 5,278 5,604 5,863
Credit Costs 55 (47) 1
Net Income $1,226 $1,079 $1,204
Key Statistics
Avg Liability Balances ($B)
1
$248.1 $248.5 $318.8
Assets Under Custody ($T) 14.9 16.1 16.9
Pretax Margin 26% 23% 24%
ROE
2
25 17 17
TSS Firmwide Revenue $10,231 $10,260 $10,237
TS Firmwide Revenue 6,589 6,577 6,376
TSS Firmwide Avg Liab Bal ($B)
1
361.2 387.3 493.5
EOP Equity ($B) 5.0 6.5 7.0
Includes deposits and deposits swept to on-balance sheet liabilities
Calculated based on average equity
Source: Federal Reserve, Clearing House for Interbank Payments (CHIPS), and Ernst & Young
Source: Greenwich Associates, 2011
Source: JPM and peer 4Q11 company filings
Source: Various global exchanges, as of November 2011
Source: Nilson
Leadership positions
#1 global clearer of U.S. dollars and #1 Automated
Clearing House for originations
3
#1 (tied) share leader in U.S. Large Corporate Treasury
Management Market Penetration providers
4
#2 provider of custody services leveraging significant scale and global footprint with $16.9T in AUC
5
#2 in number of sponsored American Depository Receipt
(ADR) shares
6
#1 Visa / MasterCard Commercial, Purchasing and Prepaid
card issuer in the U.S.
7
40
1
2
3
4
5
6
7
$mm

Asset Management
Leadership positions
#1 Institutional Money Market Fund Manager
Worldwide
2
#1 Ultra-High-Net-Worth Private Bank Globally
3
#2 in U.S. Total Net Mutual Fund flows
4
2011 Asset Manager of the Year for Asia and Hong
Kong
5
Leading Pan-European Fund Management Firm
6
Best brand in Private Banking
7
Best Private Bank for Customer Service
7
1 Calculated based on average equity
2 Source: iMoney, 2011
3 Source: EuroMoney, 2012
4 Source: Strategic Insight, 2011
5 Source: The Asset Magazine, 2011
6 Source: Thomson Reuters, 2011
7 Source: Financial Times, 2011
2009 2010 2011
Revenue $7,965 $8,984 $9,543
Private Banking 4,320 4,860 $5,116
Institutional 2,065 2,180 2,273
Retail 1,580 1,944 2,154
Expense 5,473 6,112 7,002
Credit Costs 188 86 67
Net Income $1,430 $1,710 $1,592
Key Statistics ($B)
Assets Under Management $1,249 $1,298 $1,336
Assets Under Supervision 1,701 1,840 1,921
Average Loans 35.0 38.9 50.3
EOP Loans 37.8 44.1 57.6
Average Deposits 77.0 86.1 106.4
Pretax Margin 29% 31% 26%
ROE
1
20 26 25
EOP Equity $7.0 $6.5 $6.5
41
$mm

Corporate/Private Equity
$8.7
$7.7
$7.3
5.7%
6.9%
6.3%
$5.0
$6.0
$7.0
$8.0
$9.0
2009 2010 2011
0.0%
2.0%
4.0%
6.0%
8.0%
Portfolio as % of equity ex. goodwill EOP carrying value
1 Includes merger-related items
2009 2010 2011
Private Equity
($78) $588 $391
Corporate
1
3,108 670 411
Net Income $3,030 $1,258 $802
42
Net income ($mm)
Private Equity portfolio ($B)

Notes on non-GAAP & other financial measures
43
Notes on non-GAAP financial measures
1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
Prior to January 1, 2010, the Firm’s managed basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by Card Services & Auto remained on the balance sheet. Effective January 1, 2010 the Firm adopted accounting guidance that required the Firm to consolidate its Firm-sponsored credit card securitization trusts. The income, expense and credit costs associated with these securitization activities are recorded in the 2011 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning January 1, 2010.
          The presentation of Card Services & Auto’s results prior to January 1, 2010 on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S.
GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the
Consolidated Balance Sheets.  JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand  both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans.
2. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and
the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs exclude the impact of PCI loans. The allowance for loan losses related to the purchased credit-impaired portfolio totaled $5.7 billion, $4.9 billion and $1.6 billion at December 31, 2011, 2010 and 2009, respectively
3. The Basel I Tier 1 common ratio is Tier 1 common divided by risk-weighted assets. Tier 1 common is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common along with other capital measures to assess and monitor its capital position. On December 16, 2010, the Basel Committee issued the final version of the Basel Capital Accord, commonly referred to as “Basel III.” The Firm’s estimate of its Tier 1 common ratio under Basel III is a non-GAAP financial measure and reflects the Firm’s current understanding of the Basel III rules and the application of such rules to its businesses as currently conducted, and therefore excludes the impact of any changes the Firm may make in the future to its businesses as a result of implementing the Basel III rules. The Firm’s understanding of the Basel III rules is based on information currently published by the Basel Committee and U.S. federal banking agencies.
Management considers this estimate as a key measure to assess the Firm’s capital position in conjunction with its capital ratios under Basel I requirements, in order to enable management, investors and analysts to compare the Firm’s capital under the Basel III capital standards with similar estimates provided by other financial services companies.
4. Tangible common equity (“TCE”), a non-GAAP financial measure, represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE, a non-GAAP financial ratio, measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity, and in facilitating comparisons with competitors.
5. In Card Services, supplemental information is provided for Chase, excluding Washington Mutual and Commercial Card portfolios, to provide more meaningful measures that enable comparability with prior periods. The net charge-off rate and 30+ delinquency rate presented include loans held-for-sale.
6 In addition to reviewing JPMorgan Chase's net interest yield on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing
(including asset /liability management), and deposit-raising activities, excluding the impact of IB's market-based activities. IB’s market-based activities is defined as total IB net interest income less net interest income earned on IB loans. The chart presents an analysis of managed core net interest income and core net interest margin. These are non-GAAP financial measures due to the exclusion of IB's market-based net interest income and the related assets. Management believes the exclusion of IB's market-based activities, provides investors and analysts a more meaningful measure to analyze non-market related business trends of the Firm and can be used as a comparable measure to other financial institutions primarily focused on core lending, investing and deposit-raising activities.
Additional notes on financial measures
7. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

February 28, 2012 M O R T G A G E B A N K I N G Frank Bisignano, Mortgage Banking CEO and Chief Administrative Officer

Agenda Page 1 Performance and outlook 1 Mortgage Production 10 Mortgage Servicing 19 Real Estate Portfolios 27 Appendix 32

Credit

Borrower Relief

DOJ/AG

Consent Orders

PERFORMANCE AND OUTLOOK

JPMORGAN CHASE & CO.

Uncertainty continues
Private label litigation; GSE/FHA/VA/PLS repurchases and other
Volume of unsold homes; shadow inventory
Role of private capital in mortgage market liquidity
The OCC and the Fed issued Consent Orders in April 2011 to large mortgage servicers
Servicer plans were approved by the OCC and the Fed
Communication with borrowers began in October
Modification and refinance programs continue to be expanded
Significant proprietary modification and short sale programs exist with each servicer
Servicing practices largely remediated
2011 – A year of repositioning
$25B settlement covers 5 servicers
~$5B – Cash
~$3B – Refi Program for “underwater” homeowners
~$17B – Additional consumer relief
Required to adhere to certain enhanced mortgage servicing standards
1 Ever 30 days delinquent measured 6 months from origination for the JPMC serviced portfolio; excludes HARP
Recent underwriting practices have demonstrated strong performance
Early delinquency rates
1
peaked in 2005-2008 vintages at 1.5% for
Prime/Home Equity loans; over 4% for government insured
2009+ vintages averaging less than 0.5% across product types

2011 – Positioning for success at Chase
Chase now #2 in originations – 3Q/4Q11
Increased the number of loans originated from the branches
by over 40%
Enhanced customer experience
JD Power Customer Satisfaction rank up to 5 th , from 12 th
Community relationships improved
Reconstituted management team and
organizational structure
Recruited key leadership by leveraging talent inside
the firm and from strategic external hires
Formed Borrower Assistance
Increased loan officers 23% in 2011
Leveraged firmwide expertise and best practices
across LOBs – Investment Bank, CIO, and other
Consumer businesses
Consolidated three servicing platforms into one
Re-engineered servicing processes to improve
efficiency
Increased number of modifications per month by
38% and short sales by 43%
Charge-offs decreased
Repurchase losses lower
Strong retail channel volumes and margins
Control governance structure revamped; risk
management oversight enhanced
Consent Orders servicing improvements
Brought full power of the firm to fix our mortgage
business
Delivered on technology and process improvements
Improved volumes, market share, and customer satisfaction
Improved risk and control environment
Improving financial performance

Market share trends – Total originations

4Q09
4Q11
30.1%
24.1%
22.6%
5.6%
9.1%
10.4%
WFC
BAC
JPM

Market share trends – Retail originations

4Q09
4Q11
29.0%
26.8%
20.1%
7.2%
7.3%
11.9%
WFC
BAC
JPM

PERFORMANCE AND OUTLOOK

JPMORGAN CHASE & CO.

2011 – Focused on more profitable Retail channel
Overall market share increase driven by Retail originations – Now represent ~2/3 of our volume
While growth has been driven by the Retail channel, we continue to believe the Correspondent channel is attractive with the appropriate risk/return profile
Note:  Retail channel includes branch and direct to consumer originations
Source: Inside Mortgage Finance – Originations are firmwide

Customer satisfaction trends

75%
70%
65%
60%
55%
50%
45%
65%
62%
57%
48%
71%
68%
65%
62%
2Q11
3Q11
4Q11
Originations
Servicing
Default
Borrower Assistance

Customer complaint inventory

24,000
20,000
16,000
12,000
8,000
4,000
16,222
Down 72%
4,549
Incoming complaint volume down 59%
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12

JD Power Mortgage Origination Survey – 2011 overall satisfaction index

2010 Rank	2011 Rank		Score	Difference from 2010
1	1	Quicken Loans	818	(8)
5	2	SunTrust Mortgage	791	21
--	3	ING Bank	789	(37)
6	4		781	14
12	5	Chase	**760**	61
		Industry Average	747	(15)
8	10	Wells Fargo	741	(61)
13	14	CitiMortgage/Citibank	725	65
14	16	Bank of America	710	13

PERFORMANCE AND OUTLOOK

JPMORGAN CHASE & CO.

2011 – Positioning for success at Chase 5 BB&T

2011 Results
Total origination market size $1,840.0 $1,630.0 $1,350.0
Chase mortgage loan originations 150.7 155.6 145.6
Chase Retail channel originations $53.9 $68.8 $87.2
Chase Correspondent channel originations 93.2 85.5 57.9
3rd Party mtg loans svc'd (EOP) 1,082.1 967.5 902.2
MSR net carrying value (EOP) 15.5 13.6 7.2
MSR revenue multiple 3.3x 3.2x 1.8x
Headcount
32,393 39,440 49,189
2009 2010 2011
Production pre-tax $7 ($216) $993
Servicing pre-tax 1,943 1,191 (3,797)
Real Estate Portfolio pre-tax (8,890) (4,311) (504)
Total net income ($4,250) ($1,924) ($2,138)
6
P&L ($mm)
Key drivers ($B, unless otherwise noted)

Ongoing Legacy Total Normalized
Production
Pre-tax income $2,270 ($1,277) $993 $1,500 +/-
Servicing
Servicing operating pre-tax 203 (2,428) (2,225)
MSR risk management 154 (1,726) (1,572)
Total pre-tax income $357 ($4,154) ($3,797) $1,000 +/-
Real Estate Portfolios
1
Pre-tax pre-provision 549 2,522 3,071
Credit costs 109 3,466 3,575
Total pre-tax income $440 ($944) ($504) $500-1,000
Total Mortgage Banking pre-tax income $3,067 ($6,375) ($3,308) $3,000-3,500
Mortgage Banking net income $1,982 ($4,120) ($2,138) $1,800-2,100
Normalized ROE 15%
2011
2011 Ongoing vs. legacy view – Ongoing business profitable
Production: legacy repurchase losses will normalize over time
Servicing: MSR yield will improve in 2012 based on refinement of MSR valuation model in 4Q11
Weighted average option adjusted spread of 7.8% at year end 2011 vs. 3.9% at year end 2010
Real Estate Portfolios: legacy portfolio will improve with credit and ultimately turn positive
Normalized earnings should produce 15% ROE through the cycle
1 Legacy Real Estate Portfolio is defined as WaMu purchased credit-impaired, discontinued products, broker originated loans, limited documentation loans, and certain loans with ECLTVs greater than 80%. Ongoing portfolio end-of-period loan balance is $36B and legacy portfolio end-of-period loan balance is $162B
7
Mortgage Banking ($mm)
Key drivers

2011 included significant negatives
1 RFS only. Excludes EMC
2 Excludes non-recurring foreclosure-related matters
3 Includes refinements to the valuation model and related inputs comprising updates to the prepayment model, revised fee and cost to service assumptions and an increase in the option adjusted spread (“OAS”) to reflect higher return and capital requirements
2011 servicing and default expense of $3.2B will normalize to $1.25B over time
2011 results include $3.4B of non-recurring costs
Significant items - pretax 2010 2011 Normalized
Production
Repurchase losses
1
(2,912) (1,347) (150)
Servicing
Servicing and default expense
2
($2,234) ($3,195) ($1,250)
Core servicing expense (837) (1,031)
Default servicing expense (1,397) (2,164)
Non-recurring ($350) ($3,377)
Foreclosure related matters (350) (1,650)
MSR valuation updates
3
NM (1,727)
Real Estate Portfolios
Foreclosed asset expense (896) (649) (200)
Subtotal ($6,392) ($8,568) ($1,600)
($mm)
8

Customers

Performance

Controls

People

PERFORMANCE AND OUTLOOK

JPMorgan Chase & Co.

Capitalize on ‘One Chase’ brand
Continue to improve customer experience
Continue root cause analysis to eliminate customer complaints
Strengthen controls, minimize breakages and defects
Enhance compliance, risk and control infrastructure
Deliver against Consent Orders and DOJ/AG requirements
Attract and retain talent to focus on most critical areas
Develop and motivate high performers
Improve loan officer retention
Build a culture of quality and control
2012: business growth and winning
Expand and strengthen the production franchise
Accelerate growth, particularly in retail channel and purchase lending
Re-engineer origination and servicing processes and enhance
operating efficiency
Price for appropriate returns given increasing capital requirements
Leverage technology to enhance customer experience and improve operating efficiencies and controls
9

Agenda Page 10 Mortgage Production 10 Performance and outlook 1 Mortgage Servicing 19 Real Estate Portfolios 27 Appendix 32

Blank slide Best-in-class customer experience – Mortgage Manager video This page is intentionally left blank 11

Blank slide
Strengthen the production franchise
Retail origination model leverages Chase
brand and customer delivery platform
Branches, online, and mobile
Core product for branch cross-sell
opportunities
Fee based counter-cyclical earnings
stream complements traditional spread
businesses
Attractive returns over the cycle
Why we like the business
Improve purchase market share to 10%-12%
An increase of ~50% from 2011
Retail sales force growth ~25% in 2012
Best-in-class customer experience
Roll out Mortgage Manager
New retail origination platform
Improve productivity
Enhance underwriting and process quality
Areas of focus
12

100%
13%
8%
21%
142%
Value of HH without mortgage
Additional checking value
Additional savings value
Increased likelihood of capturing mortgage refinance
Value of HH with a mortgage

35% higher prevalence
Without a mortgage
With a mortgage

MORTGAGE PRODUCTION

JPMORGAN CHASE & CO.

Core product for branch cross-sell opportunities
Relationship impact after acquiring a
Chase mortgage
Excludes any additional value attributed to cross-sell (e.g. credit card, investments)
Households with a mortgage are generally
more affluent and offer more cross-sell value
than those without a mortgage
Mortgage increases the value of the overall customer relationship
2  Mass Affluent has a deposit and investment wallet of $100k-$500k, affluent has
$500k-$5mm, and high net worth has greater than $5mm
1 Higher share of wallet and lower attrition of balances
13
Incremental value
1
of adding mortgage to a banking
relationship
% of HH that are high net worth, mass affluent
or affluent
2

50%
50%
67%
33%
2005-2008
2009-2011

Purchase share
Total share
8.4%
8.5%
7.6%
10.0%
7.9%
11.5%
2009
2010
2011

MORTGAGE PRODUCTION

JPMORGAN CHASE & CO.

Blank slide
Mortgage production – Purchase market share opportunity
Source: Inside Mortgage Finance
Lowest rates in history and HARP led to
recent robust refinance market
We expect market mix to be weighted to
purchase in a more normal rate
environment
Focus on growing share in purchase to
capitalize on market growth
Well positioned to take share in
purchase market
5.7mm existing Chase mortgage
households
6.1mm existing eligible Chase
banking relationships with no
mortgage relationship
75k real estate agent relationships in
business banking
Strong recruiting of purchase-focused
loan officers
Increasing lead in customer
satisfaction versus top competitors
Purchase
Refi
$2.5T
$1.6T
Average mortgage market size and purchase/refinance mix
Comments
Chase mortgage originations market share
14

Chase
WFC
$1.9
$1.6

10,000
4,800
3,800
3,100
2,600
Chase 2009
Chase 2010
Chase 2011
Chase 2012
WFC 2011

MORTGAGE PRODUCTION

JPMORGAN CHASE & CO.

Blank slide
Mortgage production – Retail model differentiation
Opportunity to increase sales force to match
competitors
Added +/- 700 loan officers in 2011
Additional +/- 1,000 loan officers in 2012 is additional
run rate annual pretax earnings of $100mm+
Sources:  Company filings and investor presentations
Chase loan officer productivity exceeds major
competitors
Loan officers substantially located at branches
Marketing investment drives leads to branches and
call center
15
2011 Retail fundings / loan officer / month
Number of loan officers (EOP)
Commentary
Commentary

Blank slide
Mortgage origination economics
Business drivers
Sales force size/productivity
Marketing effectiveness
Customer experience
Operational efficiency and capacity flexibility
Underwriting and process quality
Repurchase expense
Market risk exposure to MBS rates
Competitor capacity/margin positioning
Purchase market does not recover
Regulatory and GSE changes
Risks
Market volume
$1.5T +/-
Market share 15% +/-
Chase volume $225B +/-
Chase pretax margin / $ volume 65bps +/-
Chase pretax income $1.5B +/-
Execution of business drivers creates
attractive returns over the cycle
High returns in peak refinance years
Lower returns in “normal” years
Normalized target income
16

Repurchase update
FY11 realized losses of $1.1B with reserves of $3.2B
Realized losses trended higher in 2H11 as GSE demands accelerated
GSEs have improved cycle times (reduced time between file request and demand)
~90% of demands continue to come from 2005-2008 vintages
While 2012 realized losses are expected to remain elevated, reserves will come down at some point
Newly delinquent loans have longer payment history, reducing likelihood of origination defect
Outlook of +/- $350mm realized losses per quarter
Realized losses and reserve
Commentary
4Q10 1Q11 2Q11 3Q11 4Q11 FY10 FY11
Realized losses ($mm) $349 $215 $215 $314 $390 $1,360 $1,134
Reserve ($B, EOP) $3.0 $3.2 $3.2 $3.2 $3.2 $3.0 $3.2
17

Repurchase update
Loans going delinquent after 24 months of payment history are typically at a lower risk of repurchase due to rep and warrant defect
~50% of demands received in 2H11 have made more than 24 months of payments – Up from ~15% in 2009
Cure rates (ability to remedy purported defect) have been 10-15 points higher on loans with greater than 24 months pay history
New delinquencies have decreased significantly from 2009 peak; majority of newly delinquent loans in 2011 had more than 36 months of pay history
4,968
4,611
4,786
4,742
3,719
2,909
2,457
2,053
1,694
1,426
1,527
1,520
-
1,000
2,000
3,000
4,000
5,000
6,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
<= 12 months 13
-
24 months
25
-
36 months
>36 months
18
GSE new demands by pay history
(2005-2008 Vintages, hChase UPB, $mm)
GSE new loans to 90 days past due by burnout
(2005-2011 vintages, hChase, UPB $mm)
Commentary

Agenda Page 19 Mortgage Servicing 19 Performance and outlook 1 Mortgage Production 10 Real Estate Portfolios 27 Appendix 32

Blank slide
Improving servicing profitability
Achieve short term run-rate savings
Delinquent accounts decrease
Modification inventory reduced through
borrower assistance initiatives
Normalize servicing expense over time
Regulatory environment, including Consent
Orders and DOJ/AG related items
Improve customer satisfaction
Deployment of NICE analytics for early
escalation of customer issues
Why we like the business Areas of focus
Mortgage increases the value of the overall
customer relationship
Chase, as the 3
rd
largest servicer has the
advantage of scale
Macroeconomic fundamentals are
improving, resulting in reduced default
rates, and improving cost structure
With appropriate operations and risk
management, the MSR asset will deliver
consistent attractive returns (15% ROE)
20

Prevented twice as many foreclosures as have been acted upon
Offered over 1.2 million modifications and completed 452,000 since 2009
Foreclosure alternatives (short sales, Deed in Lieu) increased 22% over the prior year
82 Chase Home Ownership Centers (CHOCs)
15,000 borrower assistance and default servicing support staff
Refinanced more than 1 million mortgages since 2010
Met with over 273,000 struggling customers
Doing more to prevent foreclosures
Foreclosure process update
Average delinquency at foreclosure is over 17 months
Recent foreclosure sales showed the following customer/loan characteristics:
54% non-owner occupied or vacant
– Of which 80% were vacant at time of sale
46% were owner-occupied
Key facts about foreclosures
21

Serviced portfolio
Principal Serviced
Units Service
Principal Serviced ($T)
Number of Units
$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
9.10
8.70
8.30
7.90
7.50
7.10
8.80
$1.25
7.48
$1.05
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12E Apr-12E Jul-12E Oct-12E

30+ inventory (in 000's)
900
800
700
600
500
400
300
749
541
Down 28%
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12E Apr-12E Jul-12E Oct-12E

Modification inventory (in 000's)
340
300
260
220
180
140
100
251
127
Down 49%
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12E Apr-12E Jul-12E Oct-12E

Foreclosure inventory (in 000's)
600
500
400
300
200
374
313
Down 16%
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12E Apr-12E Jul-12E Oct-12E

MORTGAGE SERVICING

JPMORGAN CHASE & CO.

22 Short term run-rate savings in 2012 – Driven by both volume declines and efficiency

$3,700
(70)
(540)
(120)
(370)
$2,600

MORTGAGE SERVICING

JPMorgan Chase & Co.

Achieve short term run-rate savings – More than $1B by 4Q12
Consolidated site strategy
Improved productivity through employee retention
Non-compensation expense improvement primarily due
to non-recurring costs and lower operational losses
Loan portfolio declines by 5-10%
30+ delinquencies decline approximately 25%
Modification pipeline reduced
Volume Efficiencies
23
4Q11 Annualized Core servicing volume Default volume Core servicing -
efficiencies
Default - efficiencies 4Q12 Annualized
Servicing and default expense ($mm)

$3,195
(100)
(1,300)
(150)
(395)
$1,250
FY 2011
Core servicing - volume
Default - volume
Core servicing - efficiencies
Default - efficiencies
Normalized

MORTGAGE SERVICING

JPMORGAN CHASE & CO.

Normalizing servicing expenses over time
Volume Efficiencies
Process improvements and technology enhancements in
core servicing and default
Consolidated site strategy
Improved productivity through employee retention
Lower legal costs and operational losses
Core servicing
Loan portfolio declines by 10-15% to steady
state of ~7.5mm units
Default
30+ delinquencies decline by 70-75% to steady
state of ~200k units
Modification pipeline materially reduced
Servicing and default expense ($mm)
24

DOJ and State AG settlement
Impact to Chase
~$5.3B: ~$1.1B cash payment, ~$0.5B refinance program and up to ~$3.7B of additional consumer relief (primarily through modification programs)
Limits the firm’s liability related to
Servicing activities, including past foreclosure, loss mitigation and bankruptcy practices
Origination activities, including federal False Claims Act violations and federal consumer statute claims
MERS-related conduct, such as recording of assignments and standing in foreclosures
Only New York, Delaware, and Massachusetts may maintain suits for MERS-related conduct. The settlement limits monetary remedies those states can seek against Chase, and precludes them from seeking to vacate past foreclosures for MERS-related conduct
Does not release the firm from liability related to securitizations and whole loan sales, GSE/FHA/VA/PLS repurchase demands, pension fund claims, fair lending claims, and criminal actions. It also does not preclude suits against MERS as an entity or suits against Chase by county recorders for lost fees
Financial impact overview
Estimated impact was covered in prior periods
Modification programs
Modest impact on charge-off timing as a result of principal forgiveness – No change to loss guidance
Refinance program
Impact of reducing borrower rates is expected to drive an immaterial decrease in net interest margin – Offset in reserves
25

Mortgage servicing economics
Average UPB $1.0T +/-
Servicing & Other Revenue 45bps +/-
Amortization 22bps +/-
Servicing & Default Costs 13bps +/-
Pretax $1.0B +/-
Business drivers
Macroeconomics (unemployment, HPI, interest
rates)
Size and average life of servicing book
Management of operational risk and efficiency of
platforms
Market risk management – MSR hedging
Default costs expected to remain high for the medium
term to handle modification and foreclosure volumes
Market risk management
Regulatory and GSE changes
Risks
Normalized target income
With appropriate operations and risk management and market recovery, the size and mix of our serviced portfolio will deliver solid profitability
26

Agenda Page 27 Real Estate Portfolios 27 Performance and outlook 1 Mortgage Production 10 Mortgage Servicing 19 Appendix 32

Real Estate Portfolios simulation
Future reserve actions not simulated
Although NII will decline as portfolio runs down, expense and credit losses will also decline
As a result, the net losses today will become a modest positive contribution to earnings over time
As portfolio runs off, ~$1B of capital per year could be freed up and re-deployed – Timing is impacted by pro-
cyclicality of capital rules
Real Estate Portfolios — simulated ending loan balance run-off and net income ($mm)
Commentary
2009 2010 2011 2012 2013 2014
Ending Balances ($B) $252 $223 $198 $178 $158 $144
Ongoing ($B) 37 36 37 $39 42
Legacy ($B) 186 162 141 $119 102
Revenue $6,520 $5,547 $4,592 $4,100 $3,400 $2,900
Net charge-offs 8,343 6,450 3,805 3,000-4,000 2,000-3,500 1,000-1,500
Change in reserves 5,220 1,781 (230)
Expense 1,847 1,627 1,521 1,300 1,200 1,000
Pre-tax net income / (loss) ($8,890) ($4,311) ($504) ($1,200)-($200) ($1,300)-$200 $400-$900
28

Non
credit-impaired
Purchased
credit-impaired Total loans
Home Equity $78 $25 $103
Prime Mortgage $37 16 53
Option ARM $7 26 33
Subprime Mortgage $10 7 17
Total REP Loans
1
$132 $74 $206
Fair Value Mark
2
NA 9 9
Total Mortgage Banking Portfolio $132 $65 $197
Loan loss reserve (LLR) $8.7 $5.7 $14.4
LLR as % of loans / LLR + FVM as % of UPB PCI 6.6% 19.7% NA
Real Estate Portfolios EOP loans as of 12/31/11 ($B)
Real Estate Portfolios
6.6% reserve ratio on non credit-impaired portfolio
Purchased credit-impaired portfolio is appropriately reserved for best estimate of remaining lifetime losses
1 Credit-impaired represents Unpaid Principal Balance (UPB), not book value
2 Fair Value Mark (FVM) remaining is the original mark reduced by liquidation losses realized
Note: Table above excludes prime mortgage loans and student loans classified as held-for-sale
Commentary
29

NCOs
Loan Loss Reserves
$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11

REAL ESTATE PORTFOLIOS

JPMORGAN CHASE & CO.

Non-credit-impaired
Credit
Total Mortgage Banking reserves of $8.7B (excluding
WaMu purchased credit-impaired)
4Q11 net charge-offs annualized of $3.5B
Loss guidance: Mortgage Banking quarterly net
charge-offs expected to be $900mm+/-
1 4Q10 net charge-offs exclude the one-time impact of the $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans
Current reserve and mark reflect ~$35B of lifetime losses, of which $21B has been realized to-date
Further 8% HPI decline from current levels would result in a $1.5B impairment
Net charge-offs
1
vs. Loan loss reserve ($mm),  excl PCI
30
Purchase credit-impaired

Key themes addressed throughout the day
Production business positioned for success
Continuing to improve the customer experience
Servicing – Building efficiencies for the future
Real Estate Portfolios – Returning to profitability and returning capital
Significant legacy issues behind us: Consent Orders and DOJ/AG Settlement
Attractive earnings potential with 15% ROE through the cycle
Our goal is to be the most efficient, profitable, and customer-centric mortgage business
31

Agenda Page 32 Appendix 32 Performance and outlook 1 Mortgage Production 10 Mortgage Servicing 19 Real Estate Portfolios 27

Actual
Forecast

Actual
Forecast

APPENDIX
JPMorgan Chase & Co.

Foreclosure and REO trends – Total serviced
Foreclosure inventory will
continue to decline as inflows of
new delinquencies decline and
outflows of foreclosure and short
sales increase
REO inventory forecast to
increase as volume of foreclosure
sales increase
33
Units in REO
Units in process of foreclosure

Home Equity – Performance of 2
nd
lien relative to 1
st
lien
UPB as of 12/31/11 ($B), non-credit-impaired portfolio
2nd Lien status
Note:   Current Mortgage defined as Current (excludes 1-29), while Current Home Equity is Current or 1-29 bucket to align with OCC definition
1st liens
$21.8
2nd liens 56.0
Total  $77.8
Delinquent 1st and 2nd
1.1
Current 2nd / delinquent or modified 1st
3.7
Total  $56.0
Current 1st / current 2nd
$50.8
Current 1st / delinquent 2nd
0.3
34

$50.8
$1.4
$3.7
$1.4
$0.5
$1.8

APPENDIX

JPMorgan Chase & Co.

High Risk 2nd liens
1st Lien status UPB
Estimated lifetime
loss rates
>100+%
CLTV
Modified    $1.8 ~40% 65%
<150+ DPD 1.4
~50%
40%
150+ DPD 0.5
~95%
53%
Total    $3.7           55% +/- 53%
High risk 2nds – Performing 2nds behind troubled borrowers
Excluding purchased credit-impaired loans
Performing 1st and 2nd liens
CLTV UPB
Estimated lifetime
loss rates
<=80% $24.5              ~ 1%
80-100%
   12.2
                        4-5
%
100+%    14.1                     12-15
Total    $50.8            6% +/
Performing 1
st
and 2
nd
Liens
Delinquent  2nds
High Risk 2nds
High Risk 2nds – 1
st
< 150+ DPD
High Risk 2nds – 1
st
150+ DPD
High Risk 2nds – Modified/Trial 1
st
Note: grossed up based on 35% match rate
2
nd
Lien Home Equity UPB ($B) - Dec11 High Risk 2
nd
Liens ($B) - Dec11
We have considered the status of 1st lien and equity position of borrowers in our reserves
Note: ECLTV for Home Equity 2
nd
Liens and ELTV for 1
st
Lien Home Equity (Change made in 3Q11). ECLTV = estimated combined loan to value considering all available lien positions related to the property which we own or service
Current ECLTVs are calculated using original appraised value adjusted using the latest HPI published by Moody's Economy.com
Missing ECLTV & Missing FICO allocated based on Non Missing
Current Mortgage defined as Current (excludes 1-29), while current Home Equity is Current or 1-29 bucket  to align with OCC definition
Note: grossed up based on 35% match rate
35

February 28, 2012 Todd Maclin, Chief Executive Officer Consumer & Business Banking C O N S U M E R & B U S I N E S S B A N K I N G

Consumer & Business Banking is a strong franchise today
Great business with a focus on growth
1
Strong profitability, despite the environment – 2011 net income of $3.8B and ROE of 40%
Low volatility in earnings
Significant opportunities to lower cost to serve and increase revenues – 3-5 year horizon
Brand strength, driven by excellent products, services and convenient channels
#3 in U.S
1
: over 5,500 branches and over 17,200 ATMs across 23 states serving 23mm households
Over 17mm active online customers
Over 8mm active online mobile customers, over 50% YoY growth
Significant presence and leadership in key deposit markets
Competitive position of strength: our customers, our people and our financial capacity
Investment consistency: we are growing and deepening relationships
Over 27,000 personal and business bankers and 3,200 financial advisors
Branch and ATM build-out to capture growth at low risk ROIs
Significant mobile and internet investment
Technology to lower cost-to-serve and delight customers
Across “One Chase,” ~51mm households and ~63mm customers to target more aggressively
– Chase.com #1 most visited banking portal in the US
2
Note: all data as of December 31, 2011
1 Based on FDIC data for retail deposits as of June 2011; deposits adjusted to exclude large branches (+$1B) assumed to contain non-retail deposits
2 January 2012 compete.com rankings

CONSUMER & BUSINESS BANKING

CAGR ~10%
CAGR ~10%
$6.4
($0.8)
($0.6)
$5.5 +/-
$0.5
$1.0
$7.5 +/-
$3.0
$0.6
$12.5 +/-
2011 Pretax income
Durbin YoY[1]
Low rates / flat curve[1]
Simulated 2012
Cost efficiencies
Growth opportunities
Simulated 2015
Growth opportunities
Spread normalization
Simulated 2020

JPMORGAN CHASE & CO.

Near-term headwinds will slow – Our focus on strong underlying growth will pay off
Near-term headwinds Medium-term uplift
Longer-term growth
$0.5: ’02-’11
New builds
($0.3): ’12+
New builds
$0.3: Business
Banking
$0.4: Chase
Private Client
$0.5: ’02-’11
New builds
$1.0: ’12+
New builds
$0.7: Business
Banking
$0.6: Chase
Private Client
1 Consistent with 2012 outlook provided in 4Q11 earnings materials
4% underlying annual growth (net of investment) assumed
2
Simulated pretax income ($B)

CONSUMER & BUSINESS BANKING

△

JPMORGAN CHASE & CO.

h-Chase Chase incl. WaMu Revenue
'05-'09 CAGR '09-'11 CAGR         YoY '11-12
Net interest income 8% 0%
Noninterest revenue 11 0
Debit 23 11
NSF-OD 15 (20)
Investment revenue 5 9
Service fees and other 3 14
Total revenue 9% 0%
# of checking accounts 12% 2%
# of debit transactions 20% 17%
Regulatory reform cost the industry ~$20B
1
In addition, low rates cost the industry ~$4B
2
These revenues will not be replaced in the short term
Regulatory reform forces industry to significantly change business models
Regulatory reform has permanently altered the economics in CBB
3
1 Source: Boston Consulting Group
2 Source: Bernstein and Morgan Stanley research
Historical growth

Segment 1 (<$5k D&I)
Segment 2 ($5-$25k D&I)
Segment 3 ($25-$100k D&I)
Segment 4 ($100-$500k D&I)
Segment 5 ($500k+ D&I)
35%
25%
15%
10%
5%

Deposit spread
Net NSF
Debit interchange
Other deposit fees
Investment revenue
Lending revenue
15%
21%
19%
34%
11%
20%
16%
16%
20%
28%
19%
10%
10%
11%
49%
1%
13%
4-5% each
68%
8%
6%
1-2% each
79%
15%
9%
8%
10%
55%
3%
Segment 1 (<$5k D&I)
Segment 2 ($5 - $25k D&I)
Segment 3 ($25 - $100k D&I)
Segment 4 ($100 - $500k D&I)
Segment 5 ($500k+ D&I)
Total

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Post-regulation, ~70% of the customers in segments 1-3 are unprofitable on a fully loaded basis and ~10-15% are unprofitable on a variable basis
There is limited opportunity to deepen relationships with these customers
Further regulation will have additional impact
Regulatory reform has disproportionately impacted “transaction-only”
banking
Note: JPM Chase internal data
D&I = Deposits & investments
1 Post-implementation of Durbin Amendment and Regulation E
4
Revenue composition by wealth segment post-regulation
Percent reduction in per household variable contribution by segment
1

$7
$8
$15
$20
$25
$30
$40
$50
$10 - 12
Amazon Prime
Netflix (streaming only)
NY Times online
iPad data plan
Gym
Daily coffee
Cell phone
Cable
Chase

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Customer predisposition and the current competitive landscape does not allow banks to be compensated via monthly fee-based accounts
Chase has multiple paths to a checking account with no monthly service fee – Over 85% of customers qualify
Note: non-banking fees captured represent the low-end product/service per category (e.g., NY Times online subscription, etc.)
Monthly service charges for banks are lower than most consumer service charges
But in this environment, do not expect them to bridge the revenue gap

Average monthly expense for common services

Chase delivers significant value to customers at minimal or no cost
Over 5,500 branches, many with extended and Saturday hours, staffed by over 57,000 employees
24/7 phone support staffed with almost 6,000 telephone banking employees willing to help with any query
Access to over 17,200 ATMs across the United States
Innovative transaction options
QuickPay
SM
and QuickDeposit
SM
Online bill payment
E-mail and text alerts
Over 10,700 deposit-friendly ATMs
Fraud protection
FDIC protection on deposits
Note: all data as of December 31, 2011

Services not explicitly charged for

8%
19%
21%
20%
32%
12%
19%
23%
23%
23%

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Source: MacroMonitor 2010 Survey of U.S. Households, U.S. Census Bureau
Chase data post-implementation of Durbin Amendment and Regulation E
1 Primary business households and primary business card-only households excluded
Segment 1
(<$5k D&I)
Segment 2
($5k-$25k D&I)
Segment 3
($25-$100k D&I)
Segment 4
($100-$500k D&I)
Segment 5
($500k+ D&I)
>30% of
Chase
households
have >$100k
in D&I and
make up
~55% of
revenue
Share of D&I
wallet at Chase
% of U.S.
households with a
Chase banking
relationship¹
4% 23%
15% 18%
20% 19%
26% 21%
41% 13%
Greatest opportunity is to grow with our highest value customers
And we have a larger share of them
7
Distribution of households by wealth segment
United States
Chase

Checking
Credit cards
Savings/CDs
Mortgages
Investments
1.7
0.2
0.2
0.5
0.8
3.0
0.2
0.5
0.6
0.7
1.0
3.5
0.3
0.6
0.7
0.9
1.0
3.7
0.6
0.5
0.7
0.9
1.0
4.1
0.9
0.4
0.8
1.0
1.0
2.9
0.3
0.4
0.5
0.7
1.0
Segment 1 (<$5k D&I)
Segment 2 ($5-$25k D&I)
Segment 3 ($25-$100k D&I)
Segment 4 ($100-$500k D&I)
Segment 5 ($500k+ D&I)
Avg. Customer

% D & I wallet		Segment 1	Segment 2	Segment 3	Segment 4	Segment 5	Avg. Customer
	Dep.	91%	77%	60%	43%	25%	30%
	Inv.	9	23	40	57	75	70

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Customer segments require a needs-based approach
More affluent customers have a broader set of financial services needs
Source: MacroMonitor 2010 Survey of U.S. Households
8
Products per household by wealth segment (industry)

4.1–4.5 branch visits per quarter per household
74%
74%
74%
75%
77%

10%
18%
23%
25%
24%
12%
19%
23%
23%
23%
PB time with client
Total Chase HH

1.0
1.4x
2.3x
3.9x
6.7x

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Source: JPM Chase internal data
Seg.1 (<$5k D&I)
Seg.2 ($5k-$25k D&I)
Seg.3 ($25-$100k D&I)
Seg.4 ($100-$500k D&I)
Seg.5 ($500k+ D&I)
Historically, we have spent the same amount of time with all our customers
1 Based on data observed during 2011
2 Post-implementation of Durbin Amendment and Regulation E
There is an opportunity to align our service models toward highest potential customers
Seg.5
($500k+ D&I)
Seg.1
(<$5k D&I)
Seg.2
($5k-$25k D&I)
Seg.3
($25-$100k D&I)
Seg.4
($100-$500k D&I)
Seg.5
($500k+ D&I)
Seg.1
(<$5k D&I)
Seg.2
($5k-$25k D&I)
Seg.3
($25-$100k D&I)
Seg.4
($100-$500k D&I)
9
Households visiting branch quarterly by wealth
% of personal banker time by customer wealth segment
Variable contribution
²
by wealth segment (indexed to segment 1)
¹ ¹

Requirements for succeeding in the new environment
10
Strong reputation and customer experience
Complete and best-in-class financial services offerings
Convenience – Branches and ATMs
Capacity to invest and innovate
Cost effective service model
Ability to adapt
Successful banks will be those which can leverage these characteristics into a strong growth proposition

Chase
BAC
WFC
38%
16%
25%
42%
24%
22%
44%
26%
30%
51%
34%
33%
49%
41%
28%
Momentum
Innovative
Trust
Products
Convenience

16%
21%
69%
1-3
4-8
9-10

16%
23%
81%
1-3
4-8
9-10

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

A strong reputation and customer experience are keys to growth
Chase scores well relative to competitors
Source: 4Q11 Brand Tracker in the retail footprint
Source: Monthly Consumer Bank Relationship Survey (data from December 2011)
1 Strongly agree equals a 9 or 10 on a 10-point scale
Attribute definitions:
Momentum: Is becoming more popular
Innovative: Offers innovative products and services
Trust: Is a bank I trust
Products/Services: Offers products and services that meet my needs
Convenience: Offers more convenient branch and ATM locations
11
Likely to recommend Chase to family, friends, co-workers
(% of households who strongly agree
¹)
Likely to use Chase to fulfill new financial need
(% of households who strongly agree
¹)
Industry leader in key consumer attributes – 4Q11
Overall Satisfaction with Chase (on a 10-pt scale)
Overall Satisfaction with Chase (on a 10-pt scale)

70%
65%
60%
55%
57%
67%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

70%
75%
Jan-11
Dec-11

62%
65%
Jan-11
Dec-11

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Source: Chase Relationship Survey
1 From a scale of 1-10, customers who select a rating of 9 or 10
Satisfaction with branch visits Satisfaction with products
We have made measurable customer experience improvements in the last year and continue to have momentum
12
Overall satisfaction with Chase (top 2-box scores
¹)
Key areas of overall satisfaction (top 2-box scores
¹)

Source: internal customer profitability analysis, September 2010 – August 2011 (as of August)
1 Checking only
2 HH with Chase’s current penetration and size of deposit and lending relationship
3 60% of D&I; an average credit card relationship (~$15k annual spend) with every HH.
Source: 2008-2009 Phoenix Survey
Note: question asked – What is the primary reason you chose to begin your relationship
Customer experience is critical to our affluent customers
13
Convenient
locations
5%
Strong
investment
performance
7%
Range of
Products
and services
9%
Competitive
fees
9%
Reputation
13%
Service quality/
relationship 27%
57% is driven by
reputation and customer
experience
“Average”
relationship
“Primary”
relationship
“Average”
relationship
“Primary”
relationship
Affluent share of D&I wallet
Reasons why affluent households want to consolidate
Variable contribution of affluent households
1%
4%
60%
1x
0.5x
8x
Other
13%
with your primary investment provider?
and with a mortgage in one out of two HH
3
2
3
2
“Transactional”
relationship
1
“Transactional”
relationship
1
Referral
from a
trusted
source
17%

Requirements for succeeding in the new environment
14
Strong reputation and customer experience
Complete and best-in-class financial services offerings
Capacity to invest and innovate
Cost effective service model
Ability to adapt
Successful banks will be those which can leverage these characteristics into a strong growth proposition
Convenience – Branches and ATMs

Chase lent $17B to small businesses up 52% YoY
#1 SBA lender second year in a row
Over 5,300 SBA loans
#1 SBA lender to women and minority owned
businesses in 2011
Hired over 1,200 business bankers since start of 2009
to serve small business clients
Business Banking average deposits of $65B up 11%
YoY
Ink from Chase – Best Business Rewards Credit
Card²
183k cards issued, up 58% YoY
52k mobile online users of Jot – Product unveiled in
2Q11
Paymentech named #1 payment systems provider of
the Top 500 internet retailers for 6
th
consecutive year by
Internet Retailer
New sign-ups from branches increased ~34% YoY
Chase has best-in-class financial services and proven ability in AM and
CB
Note: all data as of 2011
1 “Best General Travel Credit Card” by Nerd Wallet (Winter 2012), “Best Airline Miles Credit Card” by Credit.com (December 2011)
2 Nerd Wallet (Winter 2012)
Leading investment sales force
Over 3,200 financial advisors
~$140B client investment assets
World class investment products brought to Chase
Industry leading managed account platform
Full suite of brokerage and insurance products
Access to J.P. Morgan Private Bank products for
Chase Private Clients
Fully integrated banking product offering
Online and mobile banking
Award winning Chase Sapphire card¹
Chase mortgage platform
Branches are invaluable to affluent customers
Affluent households average ~4.5 branch visits
per quarter
Incremental D&I balances of $100B (3%
wallet) at 1% = $1B+/- pretax opportunity
WaMu branch productivity at Chase levels
is a $1B+/- pretax opportunity
15
Chase Wealth Management
Business Banking

1,000+
262
139
16
2010
3Q '11
4Q '11
2012 Target

75k+
22k
12k
4k
2010
3Q '11
4Q '11
2012 Target

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Added locations and bankers
Opened 246 CPC locations in 2011; total of 262
New York, Chicago, South Florida, Los Angeles
and San Francisco
500+ CPC Bankers and Advisors
Growing relationships
~22,000 clients with $70k+ avg. in incremental D&I
balance per CPC client
$16B in D&I with $1.6B new money (most of the
growth where CPC has been open <6 months)
Advice/managed money platform
750 additional CPC locations
California, Texas, Florida, Arizona and Washington
Extending in Tri-state, Midwest, Los Angeles and
San Francisco
Adding 900 Private Client Bankers and 350 Private
Client Advisors
Chase Private Client continues to expand at a rapid pace
By the end of 2012, CPC will have a presence in markets that cover ~55% of the
2.2mm affluent Chase banking households
16
2011 Expansion
# of CPC locations
2012 Plans
# of Chase Private Clients

CONSUMER & BUSINESS BANKING

$1
$1
$80
Affluent clients in non-CPC branches
Affluent clients in CPC branches
CPC Clients

$50
$70
$330
Prior investors
Banking only
New investors
% CPC HHs
41%
51%
8%

$75k+
$90
$80
$70
$60
$50
$40
$30
$20
$10
$
Pre-CPC
1
2
3
4
5
6
7
Months as CPC HH

$325k+
$350
$300
$250
$200
$150
$100
$50
$
Pre-CPC
1
2
3
4
5
6
7
Months as CPC HH

JPMORGAN CHASE & CO.

Source: JPM Chase internal data
CPC – Household balance growth showing early signs of success
17
D&I growth/Affluent HH ($k change July ’11 – Jan ’12) D&I growth/CPC HH ($k change July ’11 – Jan ’12)
D&I growth/CPC household ($k change)
D&I growth/CPC new investor households ($k change)

Average of all relationships
Average of top decile
1
(based on deposit
balances)
Sales revenue $250k-$3mm $3mm+ $250k-$3mm $3mm+
Deposit ADB per relationship ($k)
$65 $200 $500 $1,500
Commercial checking ownership
2
9% 19% 26% 65%
Payroll Services ownership 4 4 8 12
Treasury Services ownership
3
3 10 13 50
Merchant Services ownership
6 6 8 17
Revenue per relationship
4
1x 3x
Business Banking – Growing with larger business customers
Source: JPM Chase internal data
1 Average deposit balance, product ownership, and revenue of top 10% of relationships by deposit balance
2 Commercial checking products include all analyzed checking accounts
3 Treasury Services includes lockbox, account transfer service, ACH initiation and block, cash vault, check payable services, payroll cards, etc.
4 Revenue is post-Durbin (at 22 cents per transaction) and Reg. Q
Our objective is to provide the primary operating account relationship for Business Banking customers
Commercial Banking and Treasury & Securities Services platforms allow us to deliver best-in-class products, services and technology to small businesses
18
Comparison by sales revenue tier
5x 15x

1,526
1,732
1,963
427
688
923

$13.5
$14.0
$15.0
$4.2
$5.3
$6.3

$0.6
$1.0
$1.2
$0.1
$0.6
$0.9

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Business Banking is dramatically improving productivity in expansion markets
Source: JPM Chase internal data
1 3Q11 vs. 3Q10
CAGR = 13%
CAGR = 47%
CAGR = 5%
CAGR = 22%
CAGR = 42%
CAGR = 225%
2009 2010 2011 2009 2010 2011
2009 2010 2011 2009 2010 2011
2009 2010 2011 2009 2010 2011
Non-expansion
Expansion markets
Non-expansion Expansion markets
Non-expansion
Expansion markets
Managed to increase risk-adjusted spreads while
gaining market share
Industry loan balances contracted 5%, while
Chase Business Banking grew 4%
19
Number of Business Bankers
Loan originations per branch ($mm)
Average deposit ADB per branch ($mm)
Comments
¹

Requirements for succeeding in the new environment
Strong reputation and customer experience
Convenience – Branches and ATMs
Capacity to invest and innovate
Complete and best-in-class financial services offerings
Cost effective service model
Ability to adapt
Successful banks will be those which can leverage these characteristics into a strong growth proposition
20

Our branch and ATM network provides opportunity to grow
209 branches
410 ATMs
113 branches
217 ATMs
22 branches
27 ATMs
933 branches
3,595 ATMs
47 branches
157 ATMs
298 branches
929 ATMs
69 branches
139 ATMs
123 branches
378 ATMs
676 branches
2,029 ATMs
32 branches
46 ATMs
156 branches
376 ATMs
74 branches
250 ATMs
292 branches
1,234 ATMs
233 branches
454 ATMs
50 branches
79 ATMs
785 branches
2,691 ATMs
196 branches
593 ATMs
307 branches
544 ATMs
292 branches
893 ATMs
82 branches
150 ATMs
419 branches
1,735 ATMs
68 branches
213 ATMs
31 branches
88 ATMs
Greater than 10%
Between 5% and 10%
Less than 5%
Deposit market share
1 Branches and ATMs as of December 31, 2011
21

Simulated branch expansion	Current branches[1]	Potential 2012+ new builds	Total potential future branches
California	933	300	1,250
Florida	292	200	500
Atlanta, GA	74	50	120
Total	1,299	550 +/-	1,850 +/-
All Other "Fill In" and In-Footprint	4,209	350	4,550
Grand Total	**5,508**	**900 +/-**	**6,400 +/-**

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Filling out branch footprint in attractive growth markets
Plenty of opportunity to build profitable branches
We decision branches one at a time
We continue to build the majority of our branches in CA and FL
Once optimal network is reached, we will stop building branches
We will continue to consolidate branches where it makes sense to do so
Once build-out is complete, footprint will be hard to replicate
1 Branches as of December 31, 2011
22
Expansion markets

New builds reach $1mm in pre-tax opportunity by year 10+/-
Number of years until…
% medium and
high opportunity
Cost to build
Seasoned pre-tax
opportunity
…break-even
1
…payback
2012 new
build
pipeline
~90% $2.5mm+/-
$1.5mm 3 +/- 6 +/-
Average
branch
built in
2002-2011
~60 2.0+/-
1.0 4 +/- 8 +/-
New build economics still support growth strategy
We have shifted new build strategy toward higher opportunity branches
We will also continue to build branches to meet our responsibilities under the Community Reinvestment
Act (“CRA”)
1 Contribution basis which includes all of the direct branch costs (costs within the walls – e.g., occupancy, salaries and benefits, technology/equip), as well as variable product costs
23
Individual branch example using through-the-cycle rates

New builds 2002-2011
Total new builds²
2,000
1,500
1,000
500
0
(500)
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Cumulative new build pretax earnings ($mm)
¹
~1,250 new builds between 2002 and 2011 contribute $1B+/- in 2018
Future new builds provide a significant long-term opportunity
New builds remain a $1B+ pre-tax opportunity
1 Assumes low rates through 2014, normalizing thereafter
2 Including 900 potential new builds
24

Card Services & Auto

Commercial Banking

CONSUMER & BUSINESS BANKING

JPMorgan Chase & Co.

Treasury &
Securities
Services
~30% commercial
dollars deposited
through the branch
channel
~20% of JPM IM US
Retail AUM comes
from the branches
Business unlikely to
exist without retail
presence (>16mm
branch transactions
annually by CB clients)
$0.4-$0.5B of projected
long-term CB target net
income opportunity
from Middle Market
expansion in the WaMu
footprint
Consumer & Business Banking
Mortgage Banking
#1 SBA lender #2 ATM network
#3 in deposit market
share
1
#3 in branches
1 FDIC data as of June 2011
Retail branches are critical to fully integrated client solutions
25
Asset
Management
~45% of Chase
branded cards sold
through branches
~40% of Card
Services revenue from
new merchants
sourced through the
branches
~50% of retail
mortgages originated
through branches
Leveraging the retail branch platform

Requirements for succeeding in the new environment
Strong reputation and customer experience
Convenience – Branches and ATMs
Capacity to invest and innovate
Complete and best-in-class financial services offerings
Cost effective service model
Ability to adapt
Successful banks will be those which can leverage these characteristics into a strong growth proposition
26

2009
2010
2011

$7.6
$7.0
$6.8
2009
2010
2011

1

CONSUMER & BUSINESS BANKING

JPMorgan Chase & Co.

Capacity to invest – Building the foundation for future earnings
Continue to invest even in difficult times
Even with investment spending, we have strong
quality of earnings
Peers who have limited capacity or chose not to
invest will pay for it in future earnings
PTPP as disclosed
Incremental PTPP adj. for
investment spend
2009 2010 2011
Overhead reported/adjusted 58% / 53% 60% / 53% 62% / 53%
ROE reported/adjusted
1
42% / 47% 36% / 41% 40% / 47%
27
Note: investment spend includes new builds, business banking expansion, new CPC locations, advertising and marketing, sales force adds, technology, branch signage /
interior upgrades, and ATMs
1 Excludes investment spend
Pre-tax pre-provision ($B)
$8.5
$8.0
$8.0
$2.8
$1.9
$1.5
Comments Performance metrics
Investment cash spend ($B)

Requirements for succeeding in the new environment
28
Strong reputation and customer experience
Complete and best-in-class financial services offerings
Convenience – Branches and ATMs
Capacity to invest and innovate
Cost effective service model
Ability to adapt
Successful banks will be those which can leverage these characteristics into a strong growth proposition

CONSUMER & BUSINESS BANKING

PC devices
Mobile devices
1.6
15.6
4.6
19.7
9.3
19.2
4Q09
4Q10
4Q11

5.2
5.0
4.5
4.6
4.3
4Q07
4Q08
4Q09
4Q10
4Q11

0.4
0.6
1.1
1.9
2.1
4Q07
4Q08
4Q09
4Q10
4Q11

90%
85%
74%
62%
56%
4Q07
4Q08
4Q09
4Q10
4Q11

JPMorgan Chase & Co.

Investments in automation have led to an increase in customer self-
service…
CAGR = 54%
CAGR = (5)%
11%
CAGR
140%
29%
28.5
24.3
17.2
Source: JPM Chase Internal Data
1 All interaction (i.e., logins, visits, deposits) per household figures include total Consumer households for the quarter (both channel active and inactive households)
2 Analysis includes only ATM and Teller deposits (excludes Mobile Quick Deposits)
Approximately 90% of transactions are now self-service
CAGR = (9)%
29
Digital – Avg. quarterly logins per Consumer household Branch – Avg. quarterly visits per Consumer household
ATM – Avg. quarterly deposits per Consumer household
Teller share of deposit volume
1 1
2
1

CHASE
CHASE

Network average
Test SST location
46%
72%
Deposits

CONSUMER & BUSINESS BANKING

JPMorgan Chase & Co.

…and we are positioned to continue innovating and reducing the cost to serve
Pilots in multiple branches
Positive customer reaction (similar to
airline industry)
Self-Serve Teller machine at the teller line
Will be able to support check cashing, multi-
denomination deposits and withdrawals
“The denomination choice
for customer withdrawals
is a great feature”
“The large screen
is very engaging
and easy to use”
Chase customer reactions
Note: data reflects 4Q11
30
Testing new Self-Serve Teller (SST) technology in branches
Instant issue debit and credit
% of Deposit transactions automated
Sales tablet interface
Telepresence

Requirements for succeeding in the new environment
31
Successful banks will be those which can leverage these characteristics into a strong growth proposition
Ability to adapt
Cost effective service model
Capacity to invest and innovate
Convenience – Branches and ATMs
Complete and best-in-class financial services offerings
Strong reputation and customer experience

Regulatory compliance is extremely expensive. It becomes a very good decision to say, "I'm not sure I want to be in this business."
– *Robert Peck, Gateway Bank CEO*

Customer outrage prompts Bank of America to ditch its monthly debit-charge plans

Pressure Growing on Small Banks:
With the economy still struggling and regulations increasing, more community banks are exploring mergers

"The increased cost of regulation stemming from the passage of the Dodd-Frank Act in 2010 is forcing many small community banks to find merger partners and most industry experts expect this trend to accelerate over the next few years." - American Banker

"This is one of the hidden costs of Dodd-Frank: maybe half the community banks in the nation will disappear through mergers due to the costs of regulations and the inability to generate fee income." -- Steve Wyatt, Chair of Finance, Miami University

Small banks should brace for Dodd-Frank fallout

"The increasing cost of regulation is causing another small bank to give up its independence."

SunTrust, Regions gain after Marshall & Isley accepts takeover

Thrivent Financial Bank converting to a credit union

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Winners will need to adapt to regulatory change 32

CONSUMER & BUSINESS BANKING

CHASE

JPMorgan Chase & Co.

We have made a commitment to “One Chase” and customer experience – Not all banks have capacity to invest in people, systems and processes needed
Banking Mortgage Credit Card
The customer
Banking and
Investments
Mortgage
360 degree view of customer relationship
Differentiated view of customer needs
Consistent customer experience by segment
Full range of best-in-class products and services
One
33
Customers Customers Customers
Products Products
Products
Services Services
Services
Product-based delivery model
“One Chase” customer experience
Customers see us as “One Chase” – We should too
Credit Card

CONSUMER & BUSINESS BANKING

CHASE
CHASE
CHASE SAPPHIRE

JPMORGAN CHASE & CO.

There is significant opportunity to deepen affluent relationships across LOBs
Credit card
2.7mm HHs (54%)
Banking and Credit card
1.4mm HHs (28%)
Consumer Banking
0.8mm HHs (18%)
Note: data as of May 2011
Unmet opportunity ($B)
D&I at competitors
$1,100 $4,100
Credit card spend
at competitors
40 65
34
4% of Chase in-footprint households have a Banking, Credit card, and Mortgage relationship
Significant opportunity to deepen affluent relationships (in-footprint segment 5 households)
$1,650
35

CAGR ~10%
CAGR ~10%
$6.4
($0.8)
($0.6)
$5.5 +/-
$0.5
$1.0
$7.5 +/-
$3.0
$0.6
$12.5 +/-
2011 Pretax Income
Durbin YoY1
Low rates / flat curve1
Simulated 2012
Cost efficiencies
Growth opportunities
Simulated 2015
Growth opportunities
Spread normalization
Simulated 2020

CONSUMER & BUSINESS BANKING

JPMORGAN CHASE & CO.

Near-term headwinds will slow – Our focus on strong underlying growth will pay off
Near-term headwinds Medium-term uplift
Longer-term growth
$0.5: ’02-’11
New Builds
($0.3): ’12+
New Builds
$0.3: Business
Banking
$0.4: Chase
Private Client
$0.5: ’02-’11
New Builds
$1.0: ’12+
New Builds
$0.7: Business
Banking
$0.6: Chase
Private Client
1 Consistent with 2012 outlook provided in 4Q11 earnings materials
4% underlying annual growth (net of investment) assumed
35
Simulated pretax income ($B)

B R A N C H I N N O V A T I O N S February 28, 2012 Ryan McInerney, Consumer Banking Chief Executive Officer

Branch innovations – Overview
Consumers are increasingly adopting new technologies at a rapid pace – evident by ATM deposits and mobile banking adoption rates
We are testing a number of new technology innovations in our branches to improve the customer experience and reduce costs
Redesigning the teller line experience via Self-Serve Teller and Paperless Teller
Improving card convenience and activation rates via Instant Issue Card
Offering specialized service and face-to-face sales through ExpertLink (Telepresence)
Testing several other innovations to improve sales and transaction capabilities in branches and ATMs
While it is still early, we believe these innovations could meaningfully change how we serve our customers and staff our branches
More self-serve options to improve convenience and hours of operation while lowering costs per transaction
Paperless branches – Leveraging technology to reduce costs, eliminate errors, and improve sales and service
More capabilities in more places – Greater access to service and sales specialists across all branches via Telepresence, combined with ATMs that offer increased functionality
1

SELF SERVICE TELLER

BRANCH INNOVATIONS

JPMorgan Chase & Co.

To integrate self-service, we are redesigning our overall teller line
Experimenting with best mix of Self-Service Teller machines and full-service teller stations
Designing flexible architecture to increase Self-Service Teller lines over time
Testing whether customers prefer assistance from behind the line, side by side, or both
Designing new Self-Service technologies for drive-up lanes
Beginning to integrate Teller and ATM user interface and systems
2
Teller line redesign

BRANCH INNOVATIONS

CHASE
CHASE

JPMORGAN CHASE & CO.

Self-Service Teller
Performs all typical ATM functions, plus additional
functions such as check cashing
Customer can choose multiple denominations (not
just $20 bills)
Some lessons learned
Customers find the large touch screens very
attractive and user friendly
Supporting tellers easily handle two lines at once,
even during peak periods
Enables employees to focus on higher impact
interactions
Check cashing at
traditional teller
line dropped 40%
after Self-Serve
Teller capability
was introduced
Automated platform allows customers to perform
90%+ of current teller transactions via self-service
Can support extended hours access (24-hour access
in many locations)
Make it easier for customers to get in and out quickly
Allows more efficient staffing, lowering average costs
per transaction
3
Self-Service Teller Purpose
Functions
Piloting in 6 locations

Paperless Teller
Brings customer into session more quickly
Customer does not have to complete a paper
slip
Provides enhanced authentication; customer
uses card swipe and PIN to authenticate
Some lessons learned
Some learning curve for customers to use
electronic teller versus paper slips
Ensure angle and screen protection provide
maximum privacy
Positive customer reactions in branch tests
“I liked how simple it was.”
“Makes my transactions easier.”
“I’m satisfied, especially with the savings on trees.”
Significantly reduce teller transaction slips and
receipts (currently almost one billion per year)
Increase accuracy and reduce disputes
4
Paperless Teller
Purpose
Functions
Piloting in 5 locations

20mm+ Chase credit and debit cards are issued
annually for new customers and replacements
Improves experience and reduces costs via same
day pickup at a branch instead of mailing a card
More convenient account opening process and
higher activation rates
Opportunity to improve credit card cross-sell at the
branch in the future
Instant Issue Cards
New and existing customers can have debit card
issued instantly at the branch
Debit card immediately active for PIN and signature
based transactions
Future functionality will include credit cards
Nearly 85,000 cards
issued during pilots
since 2008
Some lessons learned
Customers love “on the spot” solution instead of
waiting for the mail
Instant issue increases sales and customer
engagement
Servicing model is being refined, as we scale
5
Instant Issue Cards
Purpose
Functions
Piloting in 58 locations

ExpertLink (Telepresence)
ExpertLink provides a face to face interaction
with specialists via telepresence
Functions tested in different locations
Sales: Mortgage, Investments, and Business
Banking
Service: Spanish language banking, debit
claims, fraud, and banker support
Some lessons learned
Experience is superior to phone
Customers very willing to open accounts via
ExpertLink
Increase sales in branches by connecting
customers with sales and service specialists
Improve customer experience by offering multi-
lingual support and specialized services
6
ExpertLink (Telepresence)
Purpose
Functions
Piloting in 13 locations

BRANCH INNOVATIONS

CHASE

CHASE
QuickDeposit

JPMORGAN CHASE & CO.

Other innovations we are developing and testing
Customers fill out their own profile information
prior to banker meeting. Customers prefer to
share more information via this experience
Increase functionality and customer experience
Help customers set up their mobile banking in
the branch immediately after account opening
Touchscreen sales process with paperless
account opening and eSignature. Documents
are sent to email or online document vault

Self-Profiler on an iPad Next Gen ATM
Paperless sales Mobile Demonstration Zone

C A R D S E R V I C E S & A U T O February 28, 2012 Gordon Smith, Chief Executive Officer Card Services & Auto *********** *********** *********** *********** *********** *********** *********** ***

Executive Summary
Consumer and Small Business Card performance is consistent with last year’s guidance
Outstandings stabilized reaching the target of $120B at year end
1
Net charge-off rate in 4Q11 of 4.33% in line with 4.50% +/- target
Revenue margin at 12.3% for FY2011 in line with 12.0%-12.5% target
Our focused investments are yielding attractive returns and driving continued market share growth
4Q11 sales growth of 13.6% remains robust
2
Engagement levels continue to increase – 501 bps lift in sales active rate and 38% lift in sales per sales active since 2009
Market share of general purpose credit card sales has now grown by 322 bps since 2007
Paymentech sales volume is up 18% fueled by 34% growth in new merchant accounts through retail branches
We are seeing rapid adoption of our digital capabilities
Chase.com is the #1 most visited banking portal
3
and our customers spent over $85B online
during 2011
We have 15 million registered mobile users and our customers moved $33B in 2011 using mobile channels
We have made significant investments in mobile (QuickPay, QuickDeposit, Jot)
Note: Consumer and Small Business Card represents Card Services excluding Commercial Card
1
Excludes WaMu
2
Excludes Kohl’s
3 Based on Jan’12 compete.com rankings
1

Agenda Page 2 Financial performance 2 Our investments are yielding attractive returns 11 Digital and mobile growth 18

F I N A N C I A L   P E R F O R M A N C E

JPMORGAN CHASE & CO.

We have shown consistent progress against our targets
Source: internal Chase data
Note: Component numbers may not equal total Card Services & Auto due to rounding
1
Mass Affluent includes WaMu (except for sub-prime portion)
2
Paymentech ROE represents return on tangible equity
3 Includes Student and sub-prime portion of WaMu
4 Excludes Commercial Card
3
($B)
Affluent and
High Net Worth
$40 $169 Revenue m argin 10.8% 10.6% 11.1% 11% - 13%
ROE 23 4 16 > 20
Mass Affluent
1
79 144 Revenue m argin 11.4% 11.3% 11.7% 10% - 12%
ROE (2) (18) 12 15 - 18
Small Business
6 27 Revenue m argin 11.8% 12.6% 14.2% 13% - 15%
ROE (32) (25) 12 > 20
Chase
Paymentech
2
N/A N/A ROE 36% 41% 47% > 20%
Auto 47 N/A ROE 21% 32% 34% 18% +/-
Corporate
3
2 0 4
Card Services
4
Revenue m argin 11.8% 11.9% 12.3% 12 .0% - 12.5%
Card Services
4
& Auto
$19 2 $344 ROE (10%) 16% 29% 20% +/ -
2011
EOP
outstandings
Sales
volume 2009 2010 2011
Through -the-cycle
targets

Pretax pre-LLR income
Net sales – YoY growth
EOP outstandings – YoY growth
$mm
Sales growth begins in 1Q10
YoY growth
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
Pretax pre-LLR income

FINANCIAL PERFORMANCE

JPMORGAN CHASE & CO.

Pretax pre-LLR profit has been steadily increasing since 1Q10
Consumer and Small Business Card 1 trends in sales, outstandings, and pretax pre-LLR income
Source: internal Chase data
1
Excludes Kohl’s
4

Revenue margin¹
15.7%
15.5%
12.4%
10.1%
15.9%
17.0%
12.8%
12.3%
AXP (US Card) COF (US Card) DFS
Revenue margin continues positive trend
1
Revenue margin defined as revenue over average outstandings
2 AXP revenue have been adjusted to exclude estimated rewards costs
3 DFS revenue represents Direct Banking segment fiscal year ending November; 2008 data has been adjusted to exclude $863mm in VISA/MasterCard litigation payments in 4Q08
2
3 Chase Consumer and
Small Business Card
Steady state
12.0% - 12.5%
2008 2011
5
16 155 38 220
0.4% 3.1% 1.1% 6.8%
2008 – 2011
Growth (in bps)
CAGR

FINANCIAL PERFORMANCE

Run-off
Core
$36
$127
$26
$112
$15
$116
2009
2010
2011

JPMORGAN CHASE & CO.

$131
Source: internal Chase data
1 Run-off balances include certain legacy WaMu loans, legacy balance transfer programs and terminated partner portfolios (e.g. Kohl’s )
Consumer and Small Business Card end-of-period outstandings ($B)
Outstandings have stabilized
$138
$163
1
6

NCO rate
30+ day delinquency rate
30-89 day delinquency rate
Through-the-cycle
4.50%+/-
14%
12%
10%
8%
6%
4%
2%
0%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

Source: internal Chase data

FINANCIAL PERFORMANCE

JPMORGAN CHASE & CO.

Loan losses show continued improvement Consumer and Small Business Card net charge-off and delinquency rate trends 7

Marketing expense
Operating expense
Operating expense/transaction
2009
2010
2011
2012

~$225mm reduction
2009
2011

FINANCIAL PERFORMANCE

JPMORGAN CHASE & CO.

Trends in Consumer and Small Business Card expense
(indexed to 2009)
Source: internal Chase data
1
Excludes new business initiatives and investments
Core operating expense is tightly controlled as we invest in new capabilities and growth
Consumer and Small Business Card core operating
expense¹
($B, indexed to 2009)

3Q11
3Q09
3Q10
Evaluate over 2,000 acquisition marketing
investments per quarter
Very granular level
Forecast P&L with all metrics
Projections based on past experience
Adjusted for expected changes
Determine how much to invest based on the
attractiveness of choices
Select investments to maximize the overall
return on our marketing spend
Ensure each investment meets NPV,
undiscounted payback and ROE hurdles
Process of selecting marketing investments
Vintage
Lifetime
ROE 1,2
Average payback
period (years)2
> 30%
> 35%
> 40%
Return on new account investment will sustain portfolio steady state ROE of 20%+/-
< 5
< 5
< 3
1 Based on actuals through 4Q11 and forecasts
2 Excludes fixed operating expense and advertising media expense on existing accounts

Through-the-cycle targets 4Q11
Revenue margin 12.0% - 12.5% 12.2%
Expense 4.5%+/- 4.8%
Net charge-off rate 4.5%+/- 4.3%
Equity $13B $13B
ROE¹
20%+/- 18%
Through-the-cycle targets for Consumer and Small Business Card
1
Excludes impact of loan loss reserve actions and assumes 39% tax rate

Consumer and Small Business Card key metrics

Agenda Page 11 Our investments are yielding attractive returns 11 Financial performance 2 Digital and mobile growth 18

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

Proprietary Chase Branded
Cobrand
2009
2010
2011

Proprietary Chase Branded
Cobrand
2009
2010
2011

JPMORGAN CHASE & CO.

Trend in Consumer and Small Business Card customer acquisitions metrics
We are acquiring high quality engaged customers
Source: internal Chase data
1
Excludes terminated partners
12%
12%
41%
41%
98% Increase
New accounts (‘000s) Sales volume from new accounts ($mm)
25% Increase
CAGR
12% 41%
CAGR
1 1

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

2009
2010
2011

2009
2010
2011

JPMORGAN CHASE & CO.

We continue to see improvements in sales activation rates and sales per sales active
Source: internal Chase data
Note: sales active population excludes accounts with only balance transfers or cash advance activity
38% Increase
501 bps Increase
Sales activation rate Sales per sales active
Trend in Consumer and Small Business Card portfolio metrics

4Q09
4Q10
4Q11
(0%)
10%
14%
1%
10%
14%
(1%)
10%
13%
7%
16%
23%
(3%)
7%
11%
6%
15%
20%
2%
10%
12%
3%
7%
11%
1%
10%
15%
(0%)
11%
20%
(0%)
10%
21%
(1%)
10%
12%

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

JPMORGAN CHASE & CO.

Oil
Discretionary
Source: internal Chase data; excludes WaMu, International, and Private Label
1 Everyday retail includes supermarket/grocery stores, department stores, discount stores, and wholesale clubs
We are continuing to experience growth within all merchant categories
Trends in YoY sales growth by merchant category
Total Non
discretionary
excluding oil
Everyday
Retail¹
Bills Healthcare Gov. Travel Dining B2B Discretionary
Retail
Non Discretionary excluding oil Discretionary

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

25.0%
19.3%
12.5%
9.2%
6.7%
5.9%
AXP U.S. Card
Chase
BAC
C
COF
DFS

322
236
45
37
(178)
(293)
Chase
AXP U.S. Card
DFS
COF
BAC
C

JPMORGAN CHASE & CO.

Source: earnings releases; internal Chase data; internal Chase estimates
Note: GPCC includes consumer, small business, charge card but excludes commercial
1 AXP includes cash advances, excludes Global Network Services (GNS) volumes
2 Chase sales data excludes WaMu, cash advances, balance transfers and Private Label
3 BAC includes U.S. consumer and small business; 2007 is estimated to exclude international
4 C includes C branded and excludes non-core retail partner portfolios
5 DFS sales data excludes cash advances
Chase has gained sales market share vs. competitors over the past 4 years
2011 General Purpose Credit Card (GPCC) sales volume
market share
2 5 3 4
Change in GPCC sales volume market share (bps) — 2007
vs. 2011
1

Treasury & Securities Services

Commercial Banking

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

JPMORGAN CHASE & CO.

We continue to leverage the JPMC franchise
Global
Corporate
Bank
Investment
Bank
Retail
Financial
Services
Leveraging the JPMorgan Chase franchise
$193B in outstandings
~$132B OS in Consumer, Small Business,
and Commercial Card
~$61B loan balances in Auto & Student
Lending
~65mm credit card
open accounts
~$400B in sales
~$379B net sales in Card Services
~$21B loan originations (sales) in Auto
Card Services & Auto
Card Services is #1 among key issuers in General Purpose Credit Card receivables
Sourced Subaru,
Mazda, Jaguar, Land
Rover and Chrysler
Auto financing deals
though IB relationship
M&A advisory on Card
portfolio acquisitions
and divestitures
Issued 1.3mm new
consumer and small
business card accounts
through branches
Increased signings of new
Paymentech accounts
through branch referrals by
34%
Provided in person servicing
Sourced most new
middle market
commercial card
customers through
Commercial bank
Generated >40% of
commercial card
revenue from JPMC
wholesale customers
Leveraged existing wholesale relationships and customers
Sourced new Paymentech accounts represents a considerable
part of Paymentech’s revenue from new customers
Sourced most new commercial card customers through referrals
These customers generate >50% of commercial card revenue

OUR INVESTMENTS ARE YIELDING ATTRACTIVE RETURNS

9.9%
18.0%
Total industry
Paymentech
2010
2011

JPMORGAN CHASE & CO.

Paymentech continues its strong growth driven by new accounts from retail branches
New accounts from retail branches (‘000s)
34% Increase
Source: internal Chase data
1 Based on Visa and Mastercard publicly reported credit and debit sales volumes
Debit and credit volume 2011 YoY growth
810 bps Higher
1

Agenda Page 18 Digital and mobile growth 18 Financial performance 2 Our investments are yielding attractive returns 11

Chase.com and partner websites
Branches
Mobile applications
Email
Telephone
Text messaging
Social media sites
ATM
Direct mail
Customers One Chase
Digital strategy
Mortgage Banking
Consumer &
Business Banking
Card Services & Auto
Consumers
Small Businesses
Channels

Digital and mobile growth
Digital is key to our business
Chase.com #1 most visited banking portal in the U.S.
1
With $85B + in e-commerce sales volume, we are among the largest players in the U.S.
Online channel is used 6x as frequently as the phone and 5x the branch
Digital channels drive increased engagement and efficiency
Mobile payments investments are gaining traction
15mm registered mobile users growing by 600k per month
$33B payments and transfers last year, momentum suggests this will be double in 2012
2
Chase Mobile generates more payments volume than eBay/PayPal, Amazon, and Apple combined
Chase Paymentech is among the largest merchant processor of mobile payments
3
1 January 2012 compete.com rankings
2 Includes same customer funds transfers, QuickDeposit, QuickPay, credit card bill pay (Epay), bill pay, and wire
3 Based on analysis of Mobile Commerce Top 300 report

DIGITAL AND MOBILE GROWTH

Chase.com
29.7
Bankofamerica.com
28.6
Wellsfargo.com
26.4
Capitalone.com
16.8
Citibank.com
14.4
Americanexpress.com
10.4
Discovercard.com
8.5

17% Increase
25.4
29.7
Jan-11
Jan-12

J.P.Morgan Chase & Co.

Chase.com is the most visited banking portal in the United States
Unique visitors
1
to online banking portal (mm) Unique visitors
1
to chase.com (mm)
Source: January 2012 compete.com rankings
1 Based on actual distinct internet users

DIGITAL AND MOBILE GROWTH

2010
2011

2010
2011

JPMorgan Chase & Co.

We are already among the largest e-commerce players in the U.S.
25% Increase
20% Increase
Chase e-commerce
1
total debit and credit sales volume ($B) Paymentech e-commerce
1
gross dollar volume ($B)
Source: internal Chase data
1
Based on network reported transaction code
$85 +
$185 +

4Q09
4Q11
Branch 2
Call center agent 3
Interactive voice response (IVR) 3,4
Web
Mobile

DIGITAL AND MOBILE GROWTH

J.P.Morgan Chase & Co.

Digital channels are the most frequently utilized method of interaction for our customers
Average quarterly service interactions per core Retail consumer household by channel type
1
Source: internal Chase data
1
Quarterly figures based on all core Retail consumer households (both channel active and channel inactive); “interactions” include branch visits, agent and IVR calls, and online and mobile logins
2
Does not account for multiple branch visits in one day
3
Excludes dropped calls
4 Excludes opt-out calls transferred to a banker

Mobile
ATM
Branch
Growth
258%
15%
(11%)
4Q10
4Q11

Digital[2]
Interactive voice response
Growth
22%
(9%)
4Q10
4Q11

DIGITAL AND MOBILE GROWTH

J.P.MORGAN CHASE & CO.

Everyday banking through digital channels has improved efficiency in the retail bank
Avg. quarterly # of deposits
per consumer household¹
Avg. quarterly inquiries per consumer household¹
Source: internal Chase data
1
Based on total Consumer households (both channel active and channel inactive)
2
Based on online/mobile visits where customer only logged in and did not do other transactions (e.g., same customer funds transfer, QuickDeposit, etc.)

DIGITAL AND MOBILE GROWTH

Jan-11
Jan-12

Jan-11
Jan-12

JPMORGAN CHASE & CO.

Chase mobile adoption is growing quickly
57% Increase
Active Chase mobile users (mm)
Source: internal Chase data
1 QuickPay for mobile devices launched in early 2011
88%
138%
140%
200%
Mobile payment transactions (mm)
Growth
124%
Same customer funds transfer
QuickPay¹
QuickDeposit
Credit card bill pay (Epay)
Bill pay

DIGITAL AND MOBILE GROWTH

4.0
2.0
0.9
0.1
12.0
Paypal
Amazon
Apple
Starbucks
Chase

J.P.Morgan Chase & Co.

Our 2011 mobile payment volume totaled more than 4 top players combined
1
Based on 2011 eBay SEC 10-K filing; includes U.S. and International
2
Based on Internet Retailer 2012 m-commerce report
3
Based on December 2011 Starbucks press release
4
Includes QuickPay, QuickDeposit, credit card bill pay (Epay), bill pay, and wire from mobile and excludes same customer funds transfers
2011 mobile payment volume ($B)
1
2
2
3
4

DIGITAL AND MOBILE GROWTH

ISIS

GOPAGO

Square

CHASE Paymentech

clearXchange

Chase QuickPay[SM]

Chase QuickDeposit[SM]

J.P.Morgan Chase & Co.

We are investing in three major opportunity areas in mobile
Mobile wallets
Mobile merchant
solutions
Mobile Person to
Person and check
How it works for customers
Use mobile device to
shop
Use existing payments
instruments and prepaid
Isis wallet available on
new phones
Use mobile device to
accept debit and credit
card payments anytime
anywhere in the U.S.
Use email or mobile
device to send
payments to others
What it involves
We support open wallets, multiple
technologies
For Isis, mobile network operators
will distribute Isis wallet through
retail outlets
Access to secure Near Field
Communication element on the
phone
Provide a solution for merchants in
every size category
Offer unique features
Market to new and existing clients
Expand to enable payments
between Chase and other banks
Further simplify and streamline
user experience
Explore new technologies
Mobile Network Operator
backed open wallet
Mobile ordering startup
Current partnerships
Mobile opportunity areas

DIGITAL AND MOBILE GROWTH

isis
Chase QuickPay℠
ultimate rewards
Chase QuickPay℠
amazon.com
clear change
CHASE
amazon.com
GOPAGO
ink from CHASE
jot
my Offers
GOPAGO
isis

J.P.Morgan Chase & Co.

We are pursuing investments to address both near and medium term digital opportunities
Chase Digital Strategy: achievements to-date and 2012 roadmap
Near Field
Communication
wallet
partnership
m-commerce
platform
partnership
Storefront and wallet pilot
Chase terminal
with Near Field
Communication
capabilities
Pilot launch in 2 cities
Person to Person
payments with other
banks
Ultimate Rewards
“Pay with Points”
Chase “My Offers”
Top 5% of all mobile
financial applications
Amazon cobrand
“Pay with Points”
tripled redemptions
Chase Community Giving
3.4mm Facebook fans
QuickDeposit
$2.6B in 2011
QuickPay mobile
$340mm in less than a year
To-date achievements 2012 - 2013
Mobile POS app and
smart phone card
acceptance

Key themes
Performance was consistent with metrics we described this time last year
We expect expense to be flat in 2012, as we self-fund innovation
Our tried and true investments are yielding attractive returns and driving growth in the business
We are deeply engaged in digital channels and we are seeing rapid adoption of our capabilities
Digital channels are an important accelerant of our business model – Engagement, efficiency, and customer acquisition
Market share gains continue to accelerate
Loans outstanding have stabilized
Credit losses continue to perform well

February 28, 2012 C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer Commercial Banking ********** ********** ********** ********** ********** ********** *********

Opening thoughts
Introduction
Results are strong, but we are seeking continuous improvement and investing in business
Record 2011 performance – Revenue, net income, deposits, and investment banking
Continued to invest in franchise – Hired bankers, grew loans, and added clients
Market environment, while challenging, favors the Chase franchise
Not all commercial banks are created equal; we have a very strong hand
Clients – Carefully selected
Platform – Local knowledge and delivery, global reach
Products – Best in class, competitive advantage
Scale – Flight-to-quality by both clients and talent
People – Seasoned and focused
Opportunity – Tremendous opportunity in high potential markets
Our business model is proven and we remain focused on execution excellence
1

Agenda Page 2 Business performance 2 Growth opportunities 14 Outlook 20

Record ✓ Target met

$B (except ratios, products and headcount)		2010	2011	YoY
Expand and deepen client relationships	Total loan balances[1]	$98.9	$112.0	13%
	Total liability balances[2]	138.9	174.7	26
	Gross IB revenues	1.3	1.4	6
	Average number of products per client	8.1	8.4	NM
	Number of international clients (US parent)	2,145	2,505	17
Invest in the franchise	Top 50 MSAs covered	37	40	NM
	Bankers[3]	955	1,015	6%
	Total headcount	4,881	5,520	13
	WaMu expansion loan balances[1]	$1.1	$2.9	155
	WaMu expansion liability balances[2]	0.4	1.7	280
Maintain risk and expense discipline	NCO ratio	0.94%	0.18%	(76) bps
	NPL ratio	2.02	0.94	(108)
	LLRs/NPLs	130	251	NM
	Overhead ratio	36	35 ✓	(92) bps
	Total non-interest expense	$2.2	$2.3	4%
Deliver profitable growth	Revenue	$6.0	$6.4	6%
	Pre-provision pretax income	3.8	4.1	8
	Net income	2.1	2.4	14
	ROE	**26.0%**	**29.6%** ✓	**354 bps**

[1] Loan balances are end-of-period
[2] Liability balances are average
[3] Reflects total number of revenue producing employees

BUSINESS PERFORMANCE

JPMORGAN CHASE & CO.

2011: a record year – We continue to focus on executing our strategy Business performance 3

Diversified business model – Strength across all business segments in 2011
Business performance
Select highlights
Record ABL originations; zero net charge-offs
26% growth in equipment finance portfolio
41% increase in international revenue
Record gross IB revenue of $1.4B
57% YoY growth in M&A fees
Rates, FX and Commodities revenue increased by 16% YoY
2011 revenue contribution by client segment – Total revenue of $6.4B
1 Source: FDIC industry data as of 9/30/11
2 Full business results of Chase Business Credit and Chase Equipment Finance are included in client segment results
`
Corporate Client Banking
9% operating margin growth
43% increase in loans
Over 110 uptiers and new bookrunner roles on
syndicated lending transactions
Middle Market Banking
Seven consecutive quarters
of loan growth
1,200+ new clients added
Geographic expansion
on track and profitable in key
markets
Enhanced industry
specialized coverage
Commercial Term Lending
#1 multifamily lender 1
Four-fold increase in originations
Continued improvement in overall
credit quality
Citi portfolio successfully integrated
and exceeding expectations
Real Estate Banking
Six-fold increase in originations
Strong pipeline for 2012
56% improvement in NPLs
49%
20%
18%
6%
7%
Other
Community Development Banking
Chase Capital Corporation
Chase Business Credit 2
Chase Equipment Finance 2
4

BUSINESS PERFORMANCE

Asset Management

JPMorgan Chase & Co.

Our local delivery model fully leverages the firm’s global platform and financial solutions
Business performance
~23,000 clients
Middle Market Banking: ~21,000
Corporate Client Banking: ~1,700
Bankers, underwriters and service teams in 125 locations across 28 states, D.C. and 13 major international cities 1
75% of CB clients
use Treasury
Services products
Leveraging cash
management and
trade finance
platform in CB
international
expansion
$2.3B in revenue
in 2011
Joint coverage
of foreign
multinational
clients
Presence in
40+ countries
CB leveraging
GCB footprint
and resources
Joint coverage of
nearly 1,800
CB clients
$1.4B gross
revenue in 2011,
including
$415mm in
Rates, FX and
Commodities
CB clients
accounted for
25% of North
America IB fees
in 2011²
Referral source
for Private Bank
and Private
Wealth
Management
CB clients
leveraging
Investment
Management
services
Opportunity to
bring in AUM
from CB client
M&A/IPO
transactions
Over 16mm
branch
transactions
annually by CB
clients
WaMu branch
footprint is
foundation for
Middle Market
expansion
Referral source
for Chase Private
Client
Referrals from
Business Banking
to CB
200+ affordable
housing and
community
facilities
transactions led
by Community
Development
Banking
Key referral
source for
private equity
investments by
One Equity
Partners
Nearly $170mm in
Global Commercial
Card revenue
in 2011
CB clients
accounting for 66%
of total GCC clients,
driving nearly $15B
in Card spend in
2011
Opportunity to further
leverage Card as
wedge product in
growth regions
Treasury &
Securities
Services
Global
Corporate
Bank
Investment
Bank
Consumer &
Business
Banking
Corporate/
Private Equity
Card Services
& Auto
Commercial Banking
1 Includes offices in Canada dedicated to Chase Business Credit and Corporate Client Banking only
2 Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting, Bond Underwriting
~36,000 real estate clients, owners & investors
Clients: ~1,400
Owners & investors: ~35,000
~36,000 prospects
5

Total revenue and non-interest expense ($B)
Maintaining expense discipline while steadily investing in business
Business performance
2005 2006
2007
2008 2009
2010
2011
10.7%
Total revenue
CAGR
3.5%
Total
non-interest
expense
CAGR
Overhead ratio
35% 36% 38%
53% 52% 48% 41%
$3.5
$1.9
$3.8
$2.0
$4.1
$2.0
$4.8
$1.9
$5.7
$2.2
$6.0
$2.2
$6.4
$2.3
Note: Numbers may not sum due to rounding
Total revenue
2005:
First full year post
Bank One merger
2009:
First full year post
WaMu transaction
$0.7
$0.7
$0.7
$0.7
$0.8
$0.8
$0.9
$1.2 $1.2
$1.3
$1.3
$1.4
$1.4
$1.4
Compensation expense
Other non-interest expense
2.5%
Other
non-interest
expense
CAGR
6

Loan balances (EOP, $B)
Steady growth in revenue and profitability driven by increase in loans and deposits
Business performance
Liability balances (average, $B)
Clients continue to generate cash with few
alternative investment options and maintain more
cash liquidity
Spreads under continued pressure from low rate
environment
Six consecutive quarters of loan growth
Maintaining underwriting standards
Spread on new loans consistent with spread on
overall loan portfolio
34%
Savings
27% Sweeps/other
$108.8
$135.6
$16.4
$24.1
$2.2
$11.5
$12.2
$2.8
$174.7
$138.9
Middle Market Banking
Corporate Client Banking
Other
Growth
25%
47%
6%
26%
+$35.9
2010 2011
Real Estate Banking
28%
39%
DDA
$37.9
$44.4
$16.7
$8.2
$3.8
$11.7
$7.6
$37.9
$38.6
$4.0
$98.9
$112.0
Middle Market Banking
Corporate Client Banking
Real Estate Banking
Commercial Term Lending
Other
Growth
17%
43%
2%
8%
6%
13%
+$13.1
2010 2011
32%
25%
43%
Deposits by type
100%
Total
100%
Utilization
30.3% 31.4%
Note: Numbers may not sum due to rounding
7

De-mystifying loan growth – Increase driven by multiple sources
Business performance
Loan growth drivers
Taking share among larger
corporate clients
New client acquisition
across WaMu footprint
Increased activity across
select industries (energy,
utilities, machinery and
equipment manufacturing)
Shift by select clients to
direct bank loans in place of
issuing bonds
Differentiating capabilities
(i.e. multicurrency revolvers)
Minimal increase in
utilization
Lease portfolio grew by
more than $1B
Loan demand drivers
Capex (equipment,
infrastructure)
M&A transactions, fund
distributions (dividend
recap)
Opportunistically acquire
real estate/office space
$0.6
$0.7
$1.8
$4.7
$5.1
$0.2
CCB GNPH Leg Core MM Exp Core MM CTL REB 2011
Corporate Client
Banking
Legacy
Middle Market
WaMu expansion
Middle Market
Commercial
Term Lending
Other Total YoY
loan growth
$13.1
By client segment
Real Estate
Banking
39% 36% 13% 5% 5% 2% 100%
2011 Commercial Banking YoY loan growth ($B) Highlights
Note: Numbers may not sum due to rounding
$0.7
$2.6
$2.2
$1.5
$1.3
$1.2
$0.7
Healthcare
Oil &
gas
State &
muni gov’ts
Machinery
& equipment
manufacturing
Other
(24 industries)
$13.1
Consumer
products
Metals &
mining
$3.0
Total YoY
loan growth
By industry
20%
10%
5% 9% 23% 17%
Real
estate
12% 5%
100%
8

C&I – Business optimism is up but caution remains; strong competition for good clients
Business performance
With certain regional and industry exceptions, clients are in good shape
Profitable, liquid, and less leveraged
Accessed long-term markets
Well-positioned to withstand potential slide in recovery
Client confidence and optimism expected to improve gradually as macro-risks subside
State of client
base
Weakened or distracted competitors in many markets
Certain European banks retrenching
Intense competition for high-quality clients; larger competitors aggressively defending key clients
Customers seeking stability and one-stop shopping
Likely to see more large portfolios come to market as banks recapitalize
Competitive
landscape
Loan demand drivers in 2012 will be similar to 2011
Expect utilization to stay flat absent material economic uptick
Outlook
6.3%
5.3%
3.2%
7.5%
(2.0)%
1.3%
1.7%
3.7%
3.3%
2.4%
(4.3)%
(2.0)%
0.3%
1.5%
0.9%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
QoQ C&I loan growth
Total C&I industry loan growth 1
Chase Commercial Banking
1 Source: FRB H.8 Assets and Liabilities of Commercial Banks in the United States for February 10, 2012 (not seasonally adjusted)
4.3%
2010
2011
9

CRE – Multifamily in robust recovery while other asset classes have stabilized
Business performance
State of client
base
Spreads holding steady as number of active CRE lenders remain limited
Underwriting standards holding steady
Select lenders willing to take large hold positions
Competitive
landscape
Outlook
3.7%
(1.6)%
(1.5)%
1.8%
0.5%
(0.7)%
1.4%
(3.6)%
(0.8)%
(2.3)%
(2.4)%
(2.3)%
(2.2)%
(1.8)%
(1.5)%
(1.1)%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
QoQ CRE loan growth
Chase Commercial Banking
Total CRE industry loan growth 1
2
2 First fiscal quarter end after acquisition of Citi’s $3.5B Commercial Term Lending portfolio
1 Source: FRB H.8 Assets and Liabilities of Commercial Banks in the United States for February 10, 2012 (not seasonally adjusted)
2010
2011
Real estate fundamentals continue to improve and net operating income is rising across many markets and property types
Vacancy rates declining but broader economic uncertainty weighed on Office, Retail and Industrial properties in 2011
Core markets such as New York, Washington D.C. and San Francisco are showing stronger signs of recovery
Secondary and tertiary markets will likely not recover until we see material improvement in unemployment
Increasing rents and declining vacancies expected to continue driven by
Increasing demand
Lack of supply
Continued weakness in the single-family housing market
Lack of momentum in CMBS market reinforces need for alternative capital sources
10

Our granular, diversified portfolio reflects our focus on client selection and risk discipline
Business performance
Average C&I loan size of $2.3mm
Average Middle Market relationship tenor of 15+ years
72% of C&I portfolio is secured
No industry accounts for more than 6% of total loan portfolio
Granular, high-quality state and municipal loan portfolio
94% of outstanding loans to clients rated equivalent of
investment grade
Middle
Market
Banking
40%
Real
Estate
Banking
7%
Other
4%
Corporate
Client
Banking
15%
Commercial
Term Lending
34%
Total loans: $112B
Loan portfolio by business
Midwest
20%
Total loans: $112B
West
37%
South
22%
Northeast
19%
International/other
2%
Loan portfolio by geography 1
Healthcare
6%
Multifamily
CRE
31%
Retail
4%
State & muni
governments – 6%
Other
CRE
14%
Oil & gas
4%
Other
(24 industries)
26%
Total loans: $112B
Loan portfolio by industry
Consumer
products
5%
Machinery
4%
Commercial & Industrial
~23,000 clients
51% of Real Estate Banking portfolio was originated in
2009 or later
Limited construction risk
Focused on top-tier real estate companies
Commercial Term Lending portfolio has stabilized
properties and no construction risk
Average loan size of $1.1mm
Multifamily accounts for 66% of total CRE portfolio
Note: Numbers may not sum due to rounding
1 Based on client domicile
11
Commercial Real Estate
~36,000 real estate clients, owners & investors

Continued strong credit performance
Business performance
Net charge-offs
3 2006-2007 CRE NPLs and NCOs reflect Real Estate Banking only; 2008-2011 CRE NPLs and NCOs also include Community Development Banking; 2009-2011 NPLs and NCOs also include Commercial
Term Lending
2 Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC
12
1 2006 Commercial Banking NPL ratios are based on average loans; 2007-2011 Commercial Banking NPL ratios are based on end-of-period loans
Non-performing loans 1
0.94%
0.89%
0.22%
0.23%
0.41%
0.89%
2.07%
2.02%
3.07%
Peer average 2
Total Commercial Banking
Legacy WaMu portfolio only
Legacy Chase portfolio only
$0.1 $0.1 $1.0 $2.8 $2.0 $1.1 Total CB NPLs ($B)
0.26 0.16 0.6 1.01 0.75 0.36 C&I NPLs (%)
0.03 0.70 2.75 4.67 3.37 1.67 CRE NPLs (%) 3
1,255% 1,161% 275% 109% 130% 251%
Total CB LLR/NPLs (%)
2006 2007 2008 2010 2011 2009
4.43%
3.35%
4.21%
1.67%
1.02%
2.02%
2.87%
2.23%
0.07%
0.35%
0.05%
0.18%
0.16%
0.28%
1.35%
0.75%
2.00%
$0.0 $0.0 $0.3 $1.1 $0.9 $0.2
0.05% 0.05%
0.17%
0.71%
0.61% 0.09%
C&I NCOs (%)
0.06 0.23
1.62
1.36
1.26 0.28
CRE NCOs (%)3
Total CB NCOs ($B)
2006 2007 2008 2009 2010 2011
50 bps through-the-cycle NCO target
Peer average 2
Total Commercial Banking
Legacy WaMu portfolio only
Legacy Chase portfolio only
0.93%
1.16%
1.02%
1.20%
0.74%
0.94%

Regulatory environment

Macro uncertainty

Market-driven upside

BUSINESS PERFORMANCE

JPMorgan Chase & Co.

We are well-positioned relative to peers against major market drivers and key trends
Business performance
Current business model generates high returns (20+% ROE target; ~30% in 2011)
Multiple revenue sources to supplement lending returns
Loan pricing decisions, and businesses presently modeling and adapting to higher capital requirements
Risk appetite will not change
Increased
capital
requirements
Client selection - Client base is much better prepared
Loan portfolio in excellent shape across all businesses
Substantial loan loss reserves
Strong base annuity business creates earnings resiliency
Fortress balance sheet gives us capacity to bid for select asset opportunities from deleveraging by certain competitors
Strong acquisition track record; successfully integrated $3.5B Citi multifamily lending portfolio into
CTL
Overall CRE is growing; key peers face more significant run-off
Sizable greenfield C&I loan growth opportunity in expansion markets
Focus on expanding share among larger corporate names
Eurozone
concerns
Threat of
double-dip
Loan
demand
Record results in 2011 despite low rates
Flight to quality
Multiple NIR opportunities through broad product capability
Sustained
low rates
Record deposits; potential earnings benefit from normalized yield curve is substantial
Utilization levels will eventually improve
Recovery will present IB opportunities across broad and expanded client footprint
Investments and focus through the downturn will pay off
Eventual
economic
recovery
13

Agenda Page 14 Growth opportunities 14 Business performance 2 Outlook 20

Expanding into new markets Opportunity
Expand into new high-potential markets
Create scale in 19 new top-50 MSAs, including 6 of top-10
MSAs
Continue to add over 200 new clients a year
Long-term net income opportunity of $400-500mm
WaMu expansion markets
Out of footprint markets
Legacy markets
Legacy markets
Expansion markets
Expansion markets
Out of footprint markets
Out of footprint markets
Office location in expansion market
Office location in expansion market
Incremental prospects: ~15,000
or equivalent to ~70% of total existing Middle Market clients
Middle Market expansion
Growth opportunities
WaMu expansion markets
300+ dedicated resources firm-wide
850+ prospect calls per month 1
200+ new clients in 2011
As of year-end 2011
– $2.9B in loan balances (up 155% YoY)
– $1.7B in liability balances (up 280% YoY)
Breakeven in 2Q11; expecting full pay-back of start-up
investment in 2012
Out-of-footprint markets
40+ new bankers; actively building out coverage teams
Export our culture and risk discipline
Hire the right people with local expertise
Prudent client selection
Aggressive patience
Track individual market performance
Strategy
Progress
1 Based on average per month for 4Q11
MSA
Los Angeles
Miami
Atlanta
San Francisco
Seattle
San Diego
Tampa
Portland
Orlando
MSA
Los Angeles
Miami
Atlanta
San Francisco
Seattle
San Diego
Tampa
Portland
Orlando
MSA
Philadelphia
Washington D.C.
Boston
Minneapolis
St. Louis
Pittsburgh
Charlotte
Nashville
Richmond
Birmingham
MSA
Philadelphia
Washington D.C.
Boston
Minneapolis
St. Louis
Pittsburgh
Charlotte
Nashville
Richmond
Birmingham
Rank by size
2 nd
8 th
9 th
13 th
15 th
17 th
19 th
23 th
26 th
Rank by size
2 nd
8 th
9 th
13 th
15 th
17 th
19 th
23 th
26 th
Rank by size
5 th
7 th
10 th
16 th
18 th
22 nd
33 rd
38 th
43 rd
49 th
Rank by size
5 th
7 th
10 th
16 th
18 th
22 nd
33 rd
38 th
43 rd
49 th
15

GROWTH OPPORTUNITIES

CAGR: 15%

JPMorgan Chase & Co.

Improve delivery of the full investment banking product capability to CB clients
Growth opportunities
CB gross IB revenue grew 6% YoY in 2011 despite market headwinds ($B)
50% of NA M&A deal fees are from transactions of <$1B
in size
Source: J.P. Morgan; S&P LCD
2012-2013 2014 2015 2016 2017
$144
$224
$201
$248
$311
16
2012–2017 total maturities: $1.1T
Continued focus on upcoming debt maturities will drive
SLF revenue (US leveraged debt maturities – $B)
< $1B
49%
$1–5B
34%
>$10B
6%
$5–10B
11%
Total 2011 North America M&A fees: $10.8B
Source: Dealogic
Syndicated and Leveraged Finance
Selectively expand Lead roles in upcoming maturities and
new financings
Rates & FX
Increased Lead roles in credit facilities and international
expansion will drive additional revenue opportunities
Commodities
Deliver commodities risk management solutions to the
broader CB client base
$2.0
16% 17% 16% 20% 25% 25%
CB IB fees as percentage of North America IB fees 1
M&A and Corporate Finance Advisory
Dedicate resources to leverage full M&A and Corporate
Finance Coverage platforms
1 Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting, Bond Underwriting
$0.7
$0.9
$1.0
$1.2
$1.3
$1.4
Revenue target
2006 2007
2008
2009 2010
2011

GROWTH OPPORTUNITIES

CAGR: 22%

JPMorgan Chase & Co.

Delivering international banking solutions locally and differentiating from the competition
Growth opportunities
(U.S. parent)
2,505
2,145
1,677
1,329
1,080
890
2005 2006 2007 2008 2009 2010 2011
744
Global capabilities delivered locally – Wedge product with Middle
Market
Well-positioned with global platform and infrastructure
Leveraging GCB’s scale and global expansion
41% growth in international revenue in 2011
5-year overseas revenue target of $400-500mm
1 Excludes offices in Canada dedicated to Chase Business Credit and Corporate Client Banking only
Americas¹
Regional office locations:
US (New York,
Chicago, Dallas,
Irvine, Atlanta,
Grand Rapids)
Toronto
Mexico City
Sao Paulo
Regional office
locations:
Mumbai
Hong Kong
Shanghai
Tokyo
Singapore
Sydney
Regional office locations:
London
Frankfurt
EMEA Asia Pacific
International clients International
17

Production volume
Pipeline
$0.6
$3.1
$0.6
$4.2
$1.3
$5.6
$1.4
$6.7
$2.4
$4.3
4Q10
1Q11
2Q11
3Q11
4Q11

$7.6
$7.5
$7.4
$7.5
$8.2
4Q10
1Q11
2Q11
3Q11
4Q11

GROWTH OPPORTUNITIES

JPMORGAN CHASE & CO.

Real Estate Banking is well positioned to take advantage of the CRE recovery
Growth opportunities
Real Estate Banking Upcoming CRE debt maturities ($B)
Grow portfolio opportunistically
Portfolio in excellent shape; appetite for high-
quality opportunities
Favorable competitive landscape
Undistracted team
Continued focus on risk discipline
Focus on top-tier real estate companies with broad
product needs
Source: Foresight Analytics, July 2010
$255
$285
$285
$305
$310
2012 2013 2014 2015 2016
Banks CMBS Life companies Other
REB loan balances ($B) REB production and pipeline ($B) REB portfolio breakout 1
Non-
Construction
85%
Construction
15%
Total commitments: $12.4B
1  Based on commitments as of 12/31/11
18

Commercial Term Lending is capitalizing on strong multifamily market fundamentals
Growth opportunities
Commercial Term Lending Multi-family market drivers
Favorable market environment
Historical market participants no longer active
Attractive market pricing and terms
Strong market fundamentals
Opportunistically grow multifamily portfolio
Fully underwritten, “cash flow” lending
Differentiate through best-in-class efficiency, local
presence, competitive pricing and certainty of
execution
Aggressively manage risk and credit costs
“Echo Boomers” entering prime
age for renting
Decrease in homeownership
increasing rental demand
Limited new construction in the last
several years
Decreasing vacancy in existing
stock
Strong investor demand for
emerging multifamily market
Premium for newer quality
properties versus older assets in
non-core locations
CTL portfolio breakout
Multifamily
81%
Retail
8%
Office
6%
Industrial
4%
Other
1%
Stabilized properties
No construction risk
Average loan size of $1.1mm
$38.6
$38.5
$38.0
$37.7
$37.9
4Q10 1Q11 2Q11 3Q11 4Q11
CTL loan balances ($B) CTL production and pipeline ($B)
Increasing
demand
Lack of supply
Strong investor
demand
19
$2.2 $2.2
$3.0 $3.0
$3.2
$0.7
$1.3
$1.9
$2.6
$2.4

Agenda Page 20 Outlook 20 Business performance 2 Growth opportunities 14

Growth targets ($B)
Middle Market expansion
$0.4-0.5
Long-term
net income target
Gross IB revenue
$2.0
5-year
gross revenue target
International
$0.4-0.5
5-year
overseas revenue target

Overhead ratio (%)
<35%
35%
44%
2012
target
2011
result
2011 peer
average³

Net charge-offs (%)
< 0.50%
0.18%
0.75%
Through the
cycle target
2011
result
2011 peer
average³

ROE (%)
>20%
~30%
$8.0B in
capital
25%
$9.5B in
capital
19%
2012 target
2011 result
2011 results
pro forma Basel III¹
2011
peer average²

OUTLOOK

JPMORGAN CHASE & CO.

Our financial targets remain the same
Outlook
Overhead &
credit costs
Maintain risk
and expense
discipline
1 Illustrative 2011 ROE calculated based on $9.5B of common equity; CB common equity increased from $8.0B to $9.5B on 1/1/2012 to reach 8.5% Basel III Tier 1 common equity target ratio
2 ROE peer average reflects CB equivalent segments at BAC, KEY, PNC, USB
3 Peer averages for overhead ratio and NCO ratio include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC
Stand by ROE of
>20%, even with
more capital
Growth
Making progress
towards long-
term goals
21
Returns

Our core business principles remain the same
Outlook
Select strong companies in attractive industries with proven management teams
Maintain long-term client relationships; average Middle Market relationship tenor is over 15 years
Minimize concentrations in any industry or geography; maintain granularity
Capitalize on JPMorgan Chase’s extensive and differentiated product suite to meet client needs
Actively refer our customers to other LOBs
Maintain expense discipline
Manage variable expenses in downturns
Only underwrite strong principals
Stop when the market is irrational; return when market has rationalized
Pre-determined market indicators in place
Invest in new markets and businesses to expand presence and market share
Aggressively cover target markets
Client selection
Deliver the
entire firm
Continuous
investment in
growth
Expense
management
Manage real estate
and cyclical
exposures
through-the-cycle
22

Industry leading franchise with strong earnings and growth potential
Takeaways
Consistent strong financial performance
Strength across all business segments
High quality assets
Rigorous risk management
Expense discipline while steadily investing in the business with long term view
Quality of our franchise positions us to grow
Organic growth – Expanding footprint and deepening client relationships by differentiating products, solutions and services
Synergies from the platform – Strong internal partnerships, product capabilities
Quality and stability of people – Continue to deliver locally with confidence and conviction
Well-positioned relative to peers against major market drivers and key trends
Proven business model
23

February 28, 2012 T R E A S U R Y & S E C U R I T I E S S E R V I C E S Mike Cavanagh, Chief Executive Officer Treasury & Securities Services ****** ****** ****** ****** ****** ****** *****

TREASURY & SECURITIES SERVICES

J.P.MORGAN CHASE & CO.

Treasury & Securities Services is a great business
State of the business
Strong
competitive
position
Deep and
stable client
relationships
Global
presence
Worldwide Securities Services (WSS)
~2,600 significant clients
84% of Fortune 500 companies
650 clients with >$1mm in revenue
Top 500 clients are ~80% of revenue
~1,500 significant clients
86% of top 50 global asset managers 3
400 clients with >$1mm in revenue
Administer over 20,000 funds
Treasury Services (TS)
#1 global clearer of U.S. dollars
#1 (tied) share leader in U.S. Large Corporate
Treasury Management Market Penetration
providers 2
#2 global custodian by AUC 4 with $16.9T
Ranked #1 of the 5 largest providers 5
#2 in number of sponsored ADR shares 6
International revenue grew 22% in 2011
Conduct business in 66 countries; expanded
capabilities in more than 20 countries
Leveraging GCB expansion (75 bankers
hired in 32 countries)
Corporate clients with >$1mm in international
revenue up 19%
62% of 2011 revenue outside North America
Conduct business in 100 markets
#1 in Luxembourg and #3 in Dublin offshore
fund centers 7
Non-North America AUC up 14% in 2011
1 Federal Reserve, Clearing House for Interbank Payments (CHIPS), and Ernst & Young
2 Greenwich Associates, 2011
3
As ranked by Global AUM by Institutional Investor
4 JPM and competitor 4Q11 financial reports
5
Global Custodian, 2011
6 Various global exchanges, as of November 2011
7 Lipper’s 17th Annual Luxembourg & Ireland Fund Encyclopedias
Capital friendly businesses, with scale benefits and high barriers to entry;
steady revenue and earnings; strong long-term secular trends
1
1

TREASURY & SECURITIES SERVICES

J.P. MORGAN CHASE & CO.

($mm) 2010 2011
2011 YoY
Growth
Worldwide Securities Services $3,683 $3,861 5%
Treasury Services
3,698           3,841
4
Revenue $7,381 $7,702 4
Expense 5,604           5,863           5
Pre-Provision Pretax $1,777 $1,839 4%
Credit Costs (47)               1                 NM
Net Income $1,079 $1,204 12%
Key Statistics
Pretax Margin 23% 24%
ROE 17   17
Avg. Liability Balances ($B) $248.5 $318.8 28%
Assets under Custody ($T) $16.1 $16.9 5
International
Revenue $3,624 $4,222 17%
Avg. Liability Balances ($B) $146.4 $180.1 23
AUC ($T) $6.3 $7.1 14
EOP Trade Finance Loans ($B) $21.2 $36.7 73
Performance summary – Stable earnings with upside
State of the business
Key business drivers trending higher
TSS average liability balances up 28%
Non-North America AUC up 14%; total AUC
at record level
Number of funds serviced up 13%
Global payment volumes up 4%
International clearing volumes up 8%
Trade loans (mostly international) up 73%
Revenue up 7% YoY, adjusted for Card transfer
TS revenue up 10% YoY, adjusted for Card
transfer
International revenue up 17%
– APAC up ~$260mm, 26% YoY
– EMEA up ~$270mm, 11% YoY
Pre-provision pretax up modestly, including
Continued investment, including the
international build-out
Exit costs taken to reshape business
Effective January 1, 2011, the commercial card loan business of approximately $1.2 billion that was previously in TSS was transferred to Card. The prior-year periods were not revised
Key financials
2
Comments

TREASURY & SECURITIES SERVICES

J.P.MORGAN CHASE & CO.

2011 Target
24% 35% +/-
Reaffirming performance targets for the business
Pretax margin
Margin improvement opportunities
International growth
Normalization of interest rate levels
2011 Target
17% 25% +/-
ROE
3
Margin impact /
timing
~5% / 2012-14
~6% / TBD

TREASURY & SECURITIES SERVICES

Global Corporate Bank

Commercial Bank

Asset Management

Retail Financial Services

JPMorgan Chase & Co.

Leveraging firmwide capabilities will help deliver high top-line growth and higher margins
Margin improvement initiatives can add 3-5% to TSS’ pretax margin
55% of revenue generated
outside North America
~28,000 employees
(~55% outside of U.S.)
~3,500 GCB significant clients
Clients located in over 170 countries and territories around the world
75% of CB clients
use Treasury
Services products
Leveraging cash
management and
trade finance
platform in CB
international
expansion
$2.3B in revenue in
2011
Strong firmwide relationships: 78% of top clients
shared across the IB and TSS
Enhanced firmwide strategic planning for
largest clients
$200B+ of global exposure to GCB clients
Over 80% of 2011 TS firmwide revenue
growth from GCB covered clients 1
Delivering differentiated solutions to clients
Prime Custody; Collateral Management;
Supply Chain Finance; Commodities Finance
Largest USD clearer worldwide
Value for Scale: leveraging platforms across
IB/TSS (collectively $1.6B in expense across
common areas)
$1B+ multi-year investment plan to support
expansion outside the U.S.
TSS largest
distribution channel
for AM money
market funds:
~ $90B as of 2011
Client referrals to
WSS
Leverage common
DDA platform
Consumer Business
Banking clients use
TS services
($215mm in 2011,
up 10% YoY)
Treasury & Securities Services
4
Investment
Bank
1 Adjusted for Card transfer

TREASURY & SECURITIES SERVICES

J.P.Morgan Chase & Co.

Efficiency efforts will allow us to improve our margins while continuing to invest
Margin improvement initiatives can add 3-5% to TSS’ pretax margin
Automation and platform renovation
Legacy consolidation/decommission
Distributed operating model
Virtualization/capacity on demand
Redeveloping
key platforms
Optimize location strategy
Less reliance on vendors
Agile development methodology
Increase
technology
efficiency
Increased business volumes with modest
application production support growth of 5%
(CAGR ’07 to ’11)
Custody volume (+8%)
NAVs produced (+14%)
OTC derivatives (+30%)
Staff located in low cost sites (26% to 40%)
11% improvement in cost per head
Improvement in quality of application
functionality and time to market
International expansion of core capabilities
Improved collateral management capability
Global asset servicing platform
Global trade platform implementation
Next generation cash management platform
Invest in new
development
Development as a % of total spend
increased from 60% to 73%
Total development spend increased 20%
(CAGR ‘07 to ‘11)
Activities Key metrics
Streamline fund accounting processes
Receivables workflow automation
Global payments process/self-servicing
Process
re-engineering
9% improvement in cost per NAV
100% improvement in checks processed per
head
5

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Disciplined management of client profitability and non-core activities
Margin improvement initiatives can add 3-5% to TSS’ pretax margin
Exiting sub-scale businesses with no linkage to strategy and/or little growth opportunity
Majority of financial impact already recognized
Reevaluating select markets and client segments to exit those with unattractive risk/return profiles
New client management structure with P&L accountability (regional)
Historically product-led structure only
Greatly enhanced client-level planning for largest TSS clients –
Coordinated across the firm
Redirecting resources, focusing on clients with good returns and growth potential
Directing investment dollars aligned with client strategy and largest revenue opportunities
Managing client
profitability
Focused on
our core
business
6

TREASURY & SECURITIES SERVICES

Revenue by region
APAC
17%
LATAM
4%
NA
53%
EMEA
26%

Revenue by region
APAC
15%
LATAM
4%
NA
38%
EMEA
43%

1,495
1,822
2010
2011

2,129
2,399
2010
2011

J.P.MORGAN CHASE & CO.

We already have very successful global franchises in both TS and WSS
International opportunities will help generate revenue growth and attractive margins
WSS is our most global business
WSS international revenue 2010-2011 ($mm)
Over 13,000
employees, with
over 9,000 people in
72 locations outside
the US
42% of AUC from
clients domiciled
outside NA; 28% of
AUC serviced
outside NA
Total = $3.9B
TS international revenue 2010-2011 ($mm)
47% of TS revenue come outside North America
Total = $3.8B
Over 13,000
employees, with
nearly 6,000 people
in 90 locations
outside the US
57% of liability
balances outside NA;
virtually all (96%) of
trade assets are
international
7
Growth
22%
Growth
13%

Wholesale payments volumes 2010-2020E CAGR
GDP growth (%)
Trade growth (%)
4.1%
4.2%
9.9%
11.8%
12.6%
19.5%
NA
W. Europe
E. Europe
LATAM
APAC
MENA
3.8%
7.0%
2011-2016

~425 Developed average
~200 Emerging average
462
457
400
388
260
209
190
168
148
142
US
Japan
W. Europe
Other Developed
China
India
Mid. East & Africa
Other Asia
Latin America
CEE and CIS

TREASURY & SECURITIES SERVICES

J.P.Morgan Chase & Co.

Secular trends will help further accelerate international growth
International opportunities will help generate revenue growth and attractive margins
Transaction Services and Trade Finance – positive long-term
outlook
Key drivers of TS growth
Financial market depth as % of GDP 4 – Emerging markets are
a big long-term opportunity
TS will benefit from increasing cross-border
economic activity
WSS will benefit from deepening Capital Markets
and changes in client behavior and needs
Global investment flows are growing
Need for retirement savings is increasing (e.g., aging
population)
Complexity is driving clients’ need for partner (asset
servicing, margin pressures and regulatory changes)
Key drivers of WSS growth
Global payments are expected to grow 9% between
2010-2020E
1
Cross-border payments to grow 11%
1
Global trade growing at ~2x rate of GDP growth
2
Emerging markets account for 50+% of GDP growth and
are the fastest growing markets for Payments and Trade
3
1 Boston Consulting Group
2 World Trade Organization
3 International Monetary Fund
4 Based on 2010 data. Depth of a country’s financial markets is a function of the aggregate value of outstanding bonds, loans, and equity relative to the country’s GDP. CEE is Central and Eastern Europe. CIS is Commonwealth of Independent States
8
Source: Boston Consulting Group, IMF estimates. MENA is Middle East North Africa
Source: McKinsey Global Institute

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

2011 Highlights
On-going investments (largely
complete by the end of 2013)
Largely sufficient capabilities
based on client requirements
Legend
Opened our 6th branch in China (Harbin) and received
permission for another one in Suzhou
Opened expanded branches in Saudi Arabia and South Africa
and rep offices in Qatar and Panama City
Hired 75 Corporate Bankers in 32 countries
Built Trade Finance capabilities in 9 countries
Local capabilities to support GCB strategy will be largely established by 2013
Global Corporate Bank helping drive international growth across IB and TSS
Panama City
Ghana
Kenya
South Africa
Argentina
Chile
Suzhou, China
Russia
Saudi Arabia
Qatar
Harbin, China
Turkey
Nigeria
Colombia
Invested $200mm to expand local lending and
payment/deposit capabilities in 20+ countries
Holistic effort looking at target client needs against firmwide product capabilities and infrastructure
Long-term plan for building Sub-Saharan Africa – Starting
from South Africa and Nigeria
Branches (2011-2013)
9

14%
47%
29%

2009
2010
2011
2012E
2013E

TREASURY & SECURITIES SERVICES

J.P.MORGAN CHASE & CO.

International revenue growing significantly and banker hiring close to completion
Global Corporate Bank helping drive international growth across IB and TSS
International revenue growth – FY11 vs. FY10
Cash and
Liquidity
Trade
IB Markets with
Corporates¹
5 Year growth
vs. FY2010
>100%
>150%
>100%
1 Markets include Commodities, FX, and Rates for Corporate clients only
Bankers
98
177
252
~285
~300
Vast majority of revenue growth coming from deeper penetration of existing clients. More than half from cross-selling new products and/or new geographies
On track to deliver $1B+ in incremental annual pretax across IB and TS by 2015
Investment spend largely complete by the end of 2013; positive contributor to profit growth and margin (over time) for TSS
10

Pfizer

apg tomorrow is today

Reliance Industries Limited

VALE

TREASURY & SECURITIES SERVICES

J.P.MORGAN CHASE & CO.

Client Need
Achieve bank account
rationalization across 15 countries
in Asia Pacific
JPM Solution
Employed consultative and solutions based approach to
propose optimized account structure
Provided dedicated regional and in-country technical and
implementation resources to manage deployment of the
proposed solution over a 7-year period, while minimizing
impact to existing operations
Client Need
Unlock value from its supply
chain, manage counterparty risk
and improve working capital
management
JPM Solution
Implemented a $350 million structured receivables
purchase solution across Europe, North America, Asia
Pacific and the Middle East
Reduced the client’s Days Sales Outstanding (DSO) from
30 days to between five and seven days
Purchased more than $1.3 billion worth of receivables to
date
Client Need
$3 billion financing, global
liquidity and cash management
JPM Solution
Acted as Joint Bookrunner on Vale´s 5-year, $3 billion
Revolving Credit Facility. The transaction set a record as
the tightest priced Brazilian corporate deal since 2008
and was the first jumbo transaction in the 2011 Latin
American syndicated loan market
J.P. Morgan was also selected as Vale's global bank for
USD liquidity and cash management
Significant international wins in 2011 generate good momentum
Global Corporate Bank helping drive international growth across IB and TSS
Client Need
Transition of $12.5bn
of custodied assets to
a captive asset
management entity
JPM Solution
One of the largest and most complex transitions of its
kind -- had to meet legal, regulatory and tax issues
across 30 emerging markets
Engaged the IB’s trading desk for execution
JPMorgan was also retained as global custodian for
the assets
11

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO.

Low rates: limited additional downside (and a lot of upside), partly mitigated by balance growth
Annual NII impact of higher rates
Spread compression fully recaptured with ~200bp rise
NII if rates stay flat over the next 12 months is negative
~$50mm
Significant increase in deposit inflow since last year’s Investor Day
Flight to safety balances
Accommodating clients
Franchise balance growth
Largely international
$40B
franchise
$60B flight
to safety
Overall balance
growth of ~$100B
1-month rate
rise of 100 bps
+/- $350mm
10-year rate
rise of 100 bps
< $50mm
Rate normalization alone would bring pretax margin to ~30%
12

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Regulation: driving incremental cost, largely in current run-rate
Changes will require work
Expense up significantly since 2008
Regulatory and compliance costs up
~$100mm
FDIC expense up ~$170mm
Managing at Basel III capital rules now
Capitalized at 9%, with $7.5B in allocated
capital
New business evaluated using new
hurdles and returns remain strong
Basel III liquidity rules not final
TSS is a positive contributor to liquidity for
the firm
Product and pricing enhancements likely
(particularly for financial institutions)
130+ regulatory changes impacting the
business
In addition, heightened expectations
relative to existing regulation
It will increase the cost and affect the
service that clients receive from banks
Opportunity to distinguish ourselves
Impact is largely in run-rate
TSS is well positioned to adapt to higher regulatory burden and help clients as they face increasing complexity
13

TREASURY & SECURITIES SERVICES

JPMorgan Chase & Co.

Closing thoughts: confident about the future
Great businesses with good momentum coming out of 2011
Realizing margin improvement
Leverage firmwide relationships, capabilities and coordination (client planning; Value for Scale)
Focus on business profitability, core activities, and target clients
Ongoing cost efficiencies within TSS
Capturing significant international growth opportunities
Strong global client relationships, but under-penetrated wallet
Secular growth of underlying TS and WSS markets
Navigating headwinds – Largely in current results, with upside
Low interest rates
Regulatory expense
Reaffirming performance targets for the business
14

February 28, 2012 A S S E T M A N A G E M E N T Mary Erdoes, Chief Executive Officer Asset Management * * * * * * * * *

2006	2011	2006 – 2011 CAGR
Solid financials through crisis	Revenue	$6.8	$9.5	7.1%
	Pretax margin	33%	26%	
	Net income	$1.4	$1.6	2.5%
	ROE	40%	25%	
Strong investment performance	Investment strategies (#)	254	369	7.8%
	4/5 star funds (#)	136	207	8.8
	AUM in 1st/2nd quartiles, 5 years (%)	79%	78%	
Gaining market share	Loans	$30	$58	14.2%
	Deposits	52	127	19.8
	Mortgages	5	15	23.6
	AUM	1,013	1,336	5.7
	AUS	1,347	1,921	7.4
	U.S. active mutual fund rank (by AUM)	19th	7th	
	U.S. active mutual fund flows rank	18th	2nd	
	Luxembourg/Dublin fund AUM share	6%	7%	
Investing for future	Private bankers (#)	1,506	2,444	10.2%
	International private bankers (#)	337	711	16.1
	JPMS brokers (#)	326[1]	439	6.1
	IM sales (#)	659	822	4.5
	International IM sales (#)	324	385	3.5

ASSET MANAGEMENT

JPMorgan Chase & Co.

Asset Management: a very strong business even through the crisis 1 Post Bear Stearns merger ($B, unless otherwise noted) Record 1

Across Products & Client Segments
Support Functions

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Global Asset Management
Asset Management framework: designed for disciplined management and client focus in a complex and changing environment
Global Wealth Management
Operating Committee
Global Investment Management
Operating Committee
Highbridge Board
Global Private Bank
Private Wealth Management
JPMorgan Securities
Global Institutional
Global Retail
Investment Products
Hedge Funds
Principal Strategies
Gávea Investimentos
Finance
Human
Resources
Risk Audit Legal
Assets under
supervision
$1.92T
Global
employees
18,000+
Investment
professionals
~1,300
Investment
strategies
350+
Compliance
Technology
&
Operations
Investment Committee Risk Committee
4% 7% 4% 13%
2

Fiduciary
Custody
Annuity
Deposits
Brokerage
Lending
Alts

Retirement Plan Services
LatAm Retail
Global Institutional
Global Liquidity
Asia Retail
U.S. Retail
Europe Retail

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Breakdown by product
Channels Revenue
PB U.S.
PWM
PB International
JPMS
Products  Revenue
Equity
Fixed Income
Global Cash
Global Real Assets
PE / HF
HB/Gávea
J.P. Morgan Asset Management overview
9 consecutive years of
Private Banking revenue
growth
8% front office growth (21%
internationally)
International revenue growth
in Private Bank (11%)
stronger than the U.S. (3%)
Euromoney – #1 Global
Private Bank UHNW, #1 U.S.
HNW Private Bank
Financial Times – Best
Global Brand in Private
Banking
Growth agenda focused on
international expansion and
high net worth markets
globally
Global Wealth Management Global Investment Management
15% U.S. active, long-term
fund AUM growth
Eleven consecutive quarters
of positive long-term flows
Positive flows into every
asset class
Alternatives revenue up 21%
Largest Brazil focused
private equity fund
European Pensions –
Institutional Hedge Fund
Manager of the Year
The Asset –
Asia and Hong
Kong –
Best Asset
Management Company of
the Year
Growth agenda focused on
channel expansion across
global retail, retirement, and
insurance
Breakdown by channel
GWM: revenue up 5% Observations GIM: revenue up 4% Observations
Note: Growth rates are year-over-year
3

Power of the platform: our model fully leverages the firm’s global platform and financial solutions
Treasury &
Securities
Services
Investment
Bank
Commercial
Bank
Retail
Financial
Services
J.P. Morgan Asset Management
Corporate/
Private Equity
Card Services
& Auto
Synergies of over $1B across LOBs
Leveraging the JPMorgan Chase franchise
Synergies account for over 10% of JPM AM revenue
Securities offerings,
structured products
and trade execution
offered to Private
Banking clients
$590mm in 2011 firm
revenue
IB referrals to AM:
$80mm in 2011
revenue
AM manages $90B of
AUM for TSS clients
$140mm in 2011
firm revenue
TSS provides
custodial and transfer
agency services to
AM
Referrals in both
directions
$15mm in 2011
firm revenue
Investment
Management
products offered to
Commercial Banking
clients
AM manages
$120B of AUA for
CB clients
$370mm in 2011
firm revenue
CB referrals to AM:
$70mm in 2011
revenue
AM products offered
to RFS clients
through Chase
branches
$40B in AUM
$510mm in 2011
firm revenue
JPM is one of the
fastest growing
providers of unified
managed accounts
Banking to CB
Credit cards issued to
Private Banking
clients
Corporate provides
asset and liability
management to AM
4

REVENUE
EXPENSE

ASSET MANAGEMENT

JPMorgan Chase & Co.

Drivers of our business: investment performance is first, everything else second
Absolute
Relative
Risk-adjusted
Investment performance
Market levels/rates
Banking/lending
Brokerage activities
Global markets
Actual average flows
growth of 5% over 7
years
Revenue CAGR of 9%
since 2005
Outperformance
Innovation
Global presence
Net flows
Portfolio managers
Research analysts
Traders
Investing
Risk management
T&O/efficiencies
Controls
Platform
Rigorous expense
management
Continuous
reinvestment
6-year CAGR of 10%
Metrics based sales
coverage
New markets/channels
Solutions/advice
Distribution
7-year average of 31%
Margin
Target of 35%
+
+
Expense
Managed to margin target
over cycle
Revenue
Target flows +5%
5

33%
33%
36%
29%
28%
31%
26%
2005
2006
2007
2008
2009
2010
2011

Reported
Adjusted
29%
33%
32%
2%
6%
29%
31%
26%
2009
2010
2011

TROW 42%
BEN 36%
BLK 32%
FII 29%
JPM 29%
NTRS 26%
CS 23%
BK 20%
UBS 20%
IVZ 20%
BAC 15%
DB 11%
BARC 11%
AB 10%
MS 7%
LM 0%

ASSET MANAGEMENT
JPMORGAN CHASE & CO.

Overall AM: adjusting margin exceeds target in most years; margin is at high end of peers
JPM AM pretax margin 3-year average margins
Pretax margin: investments in people and technology
Net new front
office talent
Net new
technology
initiatives
Non-client
litigation
Target: 35%
Based on J.P. Morgan estimates
6

JPM GWM
28%
NTRS
25%
UBS
25%
BAER
18%
CS
16%
BAC
15%
BARC
12%
DB
12%
MS
10%

TROW
45%
BEN
37%
JPM IM
BLK
35%
FII
28%
DB
26%
CS
26%
Adjusted JPM IM
25%
UBS
24%
IVZ
22%
MS
13%
LM
11%
AB
(8)%

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Overall AM: solid margin business
Global Wealth Management – FY 2011 pretax margin
Median: 16% Median: 26%
Based on J.P. Morgan estimates
1 Adjusted JPM IM margin includes Highbridge, Gávea and one-time items
36%
1
Global Investment Management – FY 2011 pretax margin
7

U.S. International
CAGR '05 – '11: 9%
International CAGR '09 – '11: 16%
$5.7
$6.8
$8.6
$7.6
$8.0
$9.0
$9.5
$1.9
$2.6
$3.3
$2.6
$2.6
$3.1
$3.5
$3.7
$4.2
$5.3
$5.0
$5.4
$5.9
$6.1
2005
2006
2007
2008
2009
2010
2011

Long-term flows
Flows as % of AUM
$24
$45
$37
($59)
$51
$69
$53
2005
2006
2007
2008
2009
2010
2011

JPM AM
$58
BLK
$44
BK
$42
BEN
$32
TROW
$20+
IVZ
$14
FII
MS
($5)
GS
($8)
AB
($63)
LM
($63)

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Overall AM: flows very strong, revenue growth in top half of competitors
Revenue trend ($B)
Long-term flows & flows as % AUM
Long-term flows: 3-yr average flows ($B) & growth rate
LT AUM flows
target: 5%
($B)
10%
4%
7%
(2%)
7%
8%+
5%
12%
(2%)
(17%)
(13%)
Flows Growth
7%
7%
4%
5%
(7)%
10% 10%
Based on J.P. Morgan estimates
8

US
Fixed Income
Columbus
Multi-Sector
High Yield (US)
Strategic Income Opportunities (US)
Core Bond (US)
Short Duration Bond (US)
Mortgage Backed Securities (US)
Core Plus Bond (US)
Government Bond (US)
Inflation Managed Bond (US)
Municipals
IFI
Intermediate Tax Free Bond (US)
International Currency Income (US)
Equity
US Equity
GMAG
US Large Cap Core Plus (US)
US Equity (US)
Investor Conservative Growth (US)
Small Cap Equity (US)
Investor Growth & Income (US)
Income Builder (US)
Intrepid America (US)
Investor Growth (US)
Mid Cap Value (US)
Investor Balanced (US)
Mid Cap Growth (US)
Large Cap Growth (US)
Global Equity
International Value (US)
EM Equity
Emerging Mkts Equity (US)
Asia Equity (US)
US Real Estate (US)
Europe
Equity
EM Equity
Global Equity
Emerging Markets Equity (LU)
Natural Resources (UK)
Global Natural Resources (LU)
Pacific Equity
US Equity
China (LU)
India (LU)
European BF
Europe Strategic Value (LU)
GMAG
Global Capital Preservation (LU)
Global Convertible Bond (Euro) (LU)
Fixed Income
IFI
Multi-Sector
Columbus
Income Opportunity (LU)
US Aggregate Bond (LU)
Global High Yield Bond (LU)
Asia
Pacific Equity
Asean (HK)
EM Equity

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Diverse sources of alpha leads to consistent flows, globally (mutual funds only) Performance: 3-year Top 2 quartiles 3rd quartile 4th quartile No track record 9

ASSET MANAGEMENT

Performance metrics
45%
45%
73%
75%
4/5 star funds
1-year
3-year
5-year
40%
52%
74%
88%
4/5 star funds
1-year
3-year
5-year
Net flows by asset class ($B)
$22
$3
($39)
$16
$14
$10
2006
2007
2008
2009
2010
2011
$11
$9
($12)
$34
$50
$40
2006
2007
2008
2009
2010
2011
$44
$78
$210
($23)
($89)
$18
2006
2007
2008
2009
2010
2011
$12
$25
($8)
$1
$5
$3
2006
2007
2008
2009
2010
2011
$1,133
$1,336
Alts
Fixed Income
Liquidity
Equities / multi-asset
100
180
613
240
113
336
515
372
2008
2011

JPMorgan Chase & Co.

Alternatives Liquidity
Over 70% of long-term AUM exceeds median, driving robust flows
Fixed Income Equities and multi-asset
Equities and multi-asset Fixed Income AUM growth and mix ($B)
Total AUM in 1
st
/2
nd
quartiles
AUM growth
2008 – 2011: 18%
CAGR: 6%
(16)%
55%
13%
87%
Total AUM in 1
st
/2
nd
quartiles
10

20%
15%
10%
5%
2007
2008
2009
2010
2011

Core
BarCap Agg.
9.1%
7.8%
11.7%
6.8%
4.3%
6.5%
1-year
3-year
5-year

Columbus Long Duration
Barclays Long Government / Credit
22.0%
22.5%
14.2%
11.2%
12.3%
9.7%
1-year
3-year
5-year

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Top quartile eVestment rankings for 1, 2
and 3 years, through risk-on and risk-off
environments
Growing recognition from global
consultant community; critical to
securing institutional sales
$8.4B in Long Duration AUM ($10.5B
counting unfunded commitments), up
from $4.9B in 2010, and $1.9B in 2008
Expanding advisory capabilities to
position liability driven investing (LDI) in
broader asset allocation discussions
Meaningful SEC changes since 2008
have reformed the industry
Continued debate on regulatory
changes unresolved
Floating NAV possible, and already part
of J.P. Morgan’s suite of products
Risk aversion ebbing but heightened
focus on credit risk remains
Continued demand globally for J.P.
Morgan cash products
Fixed Income & Liquidity: multiple engine platform
Observations Observations Observations
New York, London, Asia Fixed
Income – Core (NY)
Columbus Fixed Income – Long
Duration
Institutional money fund market
share
1.3%
4.9%
3.0%
2.6%
(0.5)%
(2.2)%
Last year
5.1% (2.8)% (2.3)%
Performance figures from eVestment
Note: Annualized performance results are as of December 31, 2011 and gross of fees
Source: iMoneyNet
11

U.S. Large Cap Growth
(vs. Russell 1000 Growth)

Only 9% of LCG peers beat bench in 2011

20.5%
18.0%
3.7%
2.6%
6.9%
2.5%
1-year
3-year
5-year

Income Builder (GMAG)[1]
(vs. MSCI World)

5 star Morningstar fund

16.4%
11.1%
3.2%
(0.3)%
(5.5)%
(4.5)%
1-year
3-year
Since inception

GEM Discovery
(vs. MSCI EM Std)

Top decile performer for 3 and 5 years

35.7%
20.1%
8.5%
2.4%
(19.5%)
(18.4)%
1-year
3-year
5-year

U.S. REI 250
(vs. S&P 500 Total Return)

DDM process celebrated 25th anniversary

16.8%
14.1%
1.6%
2.1%
1.3%
(0.3)%
3.5%
2.9%
10.4%
9.6%
1-year
5-year
Since Inception

EAFE Plus
(vs. MSCI EAFE NDR)

Market leading information ratio

10.6%
7.7%
(9.6)%
(12.1)%
(2.6)%
(4.7)%
1-year
3-year
5-year

Europe Strategic Dividend
(vs. MSCI Europe)

Top quartile perf. over all time periods

15.3%
10.4%
(5.6)%
(8.1)%
(2.6)%
(4.9)%
1-year
3-year
5-year

JF Greater China
(vs. MSCI Golden Dragon)

Leading position in Greater China

16.2%
15.4%
4.4%
1.3%
(21.7)%
(18.7)%
1-year
3-year
5-year

Indian Equity
(vs. MSCI India 10/40 Net)

Pioneer in Indian Equity space

16.7%
16.2%
0.3%
(0.5)%
(31.1)%
(37.0)%
1-year
3-year
5-year

ASSET MANAGEMENT

J.P.Morgan Chase & Co.

Globally diverse active equity platform Note: Annualized performance results are as of December 31, 2011 and gross of fees 1 Performance net of fees Select Share Class J.P. Morgan Fund Benchmark 12

Solution and product innovation
Pre 1970’s 1970’s 1980’s 1990’s 2000’s 2010’s
Alternatives
Sale-leasebacks Direct real estate Private equity
Commodities
Highbridge Capital
Management
Hedge fund of
funds
Security
Capital/REITs
Highbridge Principal
Strategies
Hedge fund
customization and
advisory
Asian/European real
estate
OECD/Asian
infrastructure
Gávea Investimentos
Digital growth
China JV
Opportunistic U.S.
real estate
Maritime
Infrastructure debt
Equities:
from core to
alternatives
Core equity
International equity
Japan equities
Emerging markets
equities
Jardine
Fleming/Asian
equities
Dividend discount
model
Enhanced index
Market neutral
Long/short equity
Behavioral finance
European style
Thematic portfolios
Equity China JV
Structured notes
Managed volatility
Unconstrained equity
Fixed
Income:
from core to
alternatives
Money market
Core fixed income
International fixed
income
Private mortgages
Distressed debt
High yield
Long duration
Stable value
Currency
Muni private
placements
Insurance
Emerging markets
LDI
Inflation strategies
Absolute return
Multi-sector
Bank loans
Unconstrained fixed
income
Alternative
benchmark strategies
Asian credit
Hedge funds
Multi-asset
solutions
Balanced portfolios Tactical asset
allocation
Global multi-asset
capabilities
Target date
Glide path advisory
Global absolute/total
return
Global Access
Portfolios
Opportunistic/
Thematic Advisory
Solutions
Risk managed
portfolio
Merger arbitrage
Local
Investors
New York
London
Hong Kong
Tokyo
Moscow
Melbourne
Singapore
Seoul
Taipei
Paris
Frankfurt
Columbus
Los Angeles
Houston
Luxembourg
Rio de Janeiro
Sao Paolo
Mumbai
Boston
Cincinnati
Indianapolis
San Francisco
Chicago
Shanghai
Beijing
13

2006
2007
2008
2009
2010
2011

2007
2008
2009
2010
2011

ASSET MANAGEMENT
JPMORGAN CHASE & CO.

GWM revenue per client advisor Examples of expense measurement and discipline GIM revenue per client advisor PBUS PBI PWMUS Global Retail Without expansion Without expansion Global Institutional 14

Profit
1
2
3
4
5

Profit
1
2
3
4
5

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Investment return periods differ by market and channel
GIM cumulative expansion payback periods GWM cumulative expansion payback periods
Year of investment Year of investment
International
PB market
U.S. PB market
U.S. institutional
market
International
institutional
market
15

Average balance ($B)
NCO rate (bps)
$60
$45
$30
$15
$0
($15)
90
70
50
30
10
(10)
2006
2007
2008
2009
2010
2011

100%
95%
90%
85%
80%
93%
92%
94%
95%
94%
96%
2006
2007
2008
2009
2010
2011

Average balance ($B)
NCO rate (bps)
$20
$15
$10
$5
$0
100
80
60
40
20
0
2006
2007
2008
2009
2010
2011

ASSET MANAGEMENT

JPMORGAN CHASE & CO.

Risk management of loan book
Constant monitoring of risk, retention and regulations
Risk management of the jumbo mortgage book
Regulations
Top talent retention rate
Dodd Frank
Volcker Rule
Derivatives
Money market funds
Floating NAV
Capital requirements
Form PF
Proposed reporting requirements for private funds
Target: 95%
16

Closing thoughts
J.P. Morgan Asset Management
“…at all times the idea
of doing only
first-class business,
and that in a
first-class way”
– John Pierpont Morgan, Jr.,1933
Strong investment performance
Constant innovation
Continued investment in the business
Disciplined expense management
Continued revenue growth
High ROE/margin business
17

February 28, 2012 I N V E S T M E N T B A N K Jes Staley, Chief Executive Officer Investment Bank * * * * * * *

Agenda Page 1 Performance 1 Markets 4 Business highlights 13

Financial results

Business summary

PERFORMANCE

JPMorgan Chase & Co.

2011: strength amidst volatility
Performance
Near record performance
Revenue: $26.3B
Earnings: $6.8B (second highest)
ROE of 17% on capital of $40B
Further strengthened fortress balance sheet (Tier 1 common ratios)
Basel II: 13.7%
Basel III:  8.4%
Sustained Investment Banking leadership
#1 in Global IB Fees (third consecutive year): 8% market share
1
Record loan syndication revenue, advisory fees up 22%
Fixed Income: historic high revenue market share, 17%
2
Equities: record results
Commodities: complete franchise
1 Dealogic
2 Estimated using public disclosure of top 10 competitors, excluding DVA
2

Strategic initiatives: 2011 progress and 2012 momentum
Performance
Clients
Disciplined, sustained focus
Capital/risk
management
Prudent capital management
Continued focus on regulation
Efficient capital usage
Control during volatility
Repositioning ahead of new regulations
Technology
Strategic Reengineering Program: over
50% complete, on target
Doubled electronic equity internalization
Further reduced errors and cost per trade
Execute Strategic Reengineering Program
Rationalize IB/TSS costs and execution
(Value for Scale)
Deliver cross-asset platforms for innovation
International
Formed International Steering Committee
Expanded Markets footprint in 20 countries
Launched EMEA Prime Brokerage
TS/IB Markets growth with corporates
Add local market capabilities
Build Asia Prime Brokerage
Commodities
Achieved targets, increased client activity
Completed Sempra integration
Maintain leadership
Grow developing markets franchise
2011 2012
3

Agenda Page 4 Markets 4 Performance 1 Business highlights 13

450
400
350
300
250
200
150
100
50
0
1952
1959
1967
1974
1981
1988
1996
2003
2010

Japan
U.S.
Korea
France
China
Brazil
0
100
200
300
400

2.1
3.4
2.5
5.3
4.6
5.9
4.6
6.8
5.9
0.2
0.2
0.2
0.2
0.2
0.2
0.2
0.3
0.2
1996
1998
2000
2002
2004
2006
2008
2010
2011

274
348
358
630
819
893
1,034
950
901
29
52
125
70
81
115
142
98
103
1996
1998
2000
2002
2004
2006
2008
2010
2011

MARKETS

JPMORGAN CHASE & CO.

Credit, rates and currencies drive the global financial markets
Markets
Source: Federal Flow of Funds, Bloomberg, IMF, Bank for International Settlements, CBRC, CSRC, Thomson Reuters, SIFMA, McKinsey Global Institute
Note: “Gross U.S. equity and long-term debt issuance” and “Daily average U.S. trading volume” graphs not shown to scale
1 Municipal, Treasury, MBS, Corporate Debt, and Federal Agency securities
2 Daily average value traded by the NASDAQ and NYSE
Non-bank financial assets outpacing growth of traditional sources of capital…
…and Fixed Income markets continue to dominate Equities
Fixed Income¹
Equities²
Daily average U.S. trading volume ($B)
Banks/Govs.
(J.P. Morgan, Fannie Mae, etc.)
Non-bank financials
(MFs, Insurance, HFs,
etc.)
Financial assets (% of GDP)
Fixed Income¹
Equities
Gross U.S. equity and long-term debt issuance ($T)
Capital by source (% of GDP)
Public Financial Markets Banks/Govs.
As countries develop,
banks/govs. are replaced by
public market growth
Global financial assets are
expected to nearly double over
the next 10 years
5

2011 Markets revenue mix

2011 IB fees mix

MARKETS

JPMORGAN CHASE & CO.

Our client franchise is large, diversified and global
Markets
Other
Financials
8%
Insurance
4%
Corporates
13%
Broker-dealers
7%
Hedge Funds
23%
Asset
Managers
29%
Banks
16%
~16,000
markets clients
1
1 Other Financials includes public sector, pension funds, private equity, and SPVs
Latam
2%
Asia
10%
North America
55%
EMEA
33%
Latam
4%
Asia
9%
North America
68%
EMEA
19%
~5,000
issuer clients
Public
Finance
3%
Tech, Media,
Telecom
18%
Real Estate
7%
Natural
Resources
23%
Healthcare
11%
FIG
14%
Diversified
Industrials
13%
Consumer & Retail
11%
6

Banking
Fixed Income
Flow
Equities
Flow

MARKETS
J.P.Morgan Chase & Co.

We have unmatched scale, diversification and leadership
Markets
Source: Dealogic, Coalition
Note: Coalition competitor set: BAC, BARC, C, CS, DB, GS, MS, and UBS
1 Fixed Income and Equities ranking as of 3Q YTD 2011 (Coalition – Revenue); Banking rankings are FY 2011 (Dealogic – Volume)
7
Scale Diversity Leadership
Primary and secondary issuance
Loan syndication
Treasuries, agencies, swaps, futures, options
Mortgage and asset backed securities
Non G-10 rates, credit, FX
Corporate bonds, loans, credit swaps, index
products
Swaps, futures, options, physical transactions
Spot foreign exchange swaps, futures, options
Rates and credit
High touch execution
Swaps, options, convertibles
Financing, execution, clearing
Margin financing, structured notes
2,500 salespeople
2,000 traders
2,000 bankers
800 research analysts
4,000 control and risk
professionals
13,000 tech. & ops.
professionals
40 countries
110+ trading desks
20 trading centers
IB revenue (typical quarter) How we operate Industry rankings Descriptions
100%
Rates
Securitized
Products
Emerging
Markets
Credit
Trading
Commodities
FX
Structured
Cash
Derivatives
Prime Services
Structured
Long-term Debt
Equity
Underwriting
Advisory
Syndicated Loans
Bond underwriting
Low touch execution (electronic)
Public Finance
Municipal debt trading and issuance
M&A, Corporate Finance advisory
3 #2 4
3
1
1
1
3
1
2
1
3
2
8
4
9
1
2
N/A
#
1
1
1
2
3
2
2
1
5
2
3
N/A
N/A
3
2
N/A
#
3
2
2
1
3
1
3
1
5
2
8
4
9
3
2
N/A
2009 2010 2011 1

IB Markets revenue: typical quarter (%)

70%
30%

MARKETS

JPMORGAN CHASE & CO.

Flow driven Markets business
Markets
Rates
Securitized
Products
Emerging
Markets
Credit Trading
Commodities
FX
Structured
Cash
Derivatives
Prime Services
Structured Structured
Flow
Structured
Fixed
Income
Equities
Flow
Structured
100% 100% 100%
Public Finance
8

Fixed Income

Equities

MARKETS

JPMorgan Chase & Co.

High volume Markets business model with standardized products
Markets
Note: Quantity, average revenue and total revenue are estimates based on typical quarter; revenue per quarter rounded
Interest Rate Swaps
FX Spot/Forwards
Asset Backed Securities
Credit Trading
Energy Trading
F&O and OTC clearing
Cash Equities (N.A.)
Equity Swaps and Options
Examples of major trading
products
350
350
300
375
250
150
150
200
Revenue per
quarter ($mm)
x
=
Financing 150
Loan Trading
12,000
70
10,000
1,500
5,000
40 cents per lot
1.5 cents per share
30,000
Average revenue
($ per trade)
1,500
10,000 100
30,000
5,000,000
30,000
250,000
50,000
350mm lots
10B shares
6,000
Quantity per quarter
(# of trades)
100,000
10,000
FX Options 100 600 150,000
Governments 200 2,500 75,000
Cash Equities (EMEA/Asia) 175 8bps $200B notional
Metals Trading 75 600 140,000
Agencies 75 7,000 11,000
9

98%
97%
95%
92% 92% 92%
91%
88%
Financial Basic
materials
Tech. Industrial
goods
Health
care
Utilities Consumer
goods
Services
Over 90% of the Global Fortune 500 use swaps, futures, and options
Markets
Total usage across
all industries: 94%
Source: ISDA 2009 Survey
88%
83%
49%
29%
20%
FX Interest rate Commodity Equity Credit
Global Fortune 500
Usage by product Usage by industry
10

Scale driven Markets business model
Markets
0.08% 0.06%
0.2%
0.6%
1.2%
98%
$0-$50K $50K-$100K $100K-$250K $250K-$500K $500K-$1mm $1mm+
Estimated % of total client trades by average revenue per trade (FY 2011)
Note: Represents Fixed Income business
High volume (~100,000 daily trades)
Low spread
Low volume (~10 daily trades)
High spread
% of Total Revenue
75% 25%
11

120
36
24
44
57
75
29
26
37
77
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 10

MARKETS
JPMORGAN CHASE & CO.

High turnover Markets business model
Markets
Case study – North America interest rate swaps daily turnover metrics
Average daily
turnover: 53
Note: Turnover defined as daily DV01 risk traded divided by starting DV01. DV01 is the risk position for a desk (amount of money desk makes or loses on a one basis point move in the yield curve); actual two-week period in 2011
Client businesses carry little risk inventory and turn their positions multiple times a day
12

Agenda Page 13 Business highlights 13 Performance 1 Markets 4

Well positioned to adapt to regulation
Business highlights
Impact
Clearing and
Swap
Execution
Facilities
(SEFs)
Non-Bank
Subsidiary
(NBS) swap
“push out”
Pushing-out portions of below
investment grade CDS, equity
and commodities derivatives
No significant revenue or
capital changes expected
Volcker
Ban on Bright Line
proprietary trading
Immaterial revenue impact
Not a large business
Limits market
making/hedging ability
Mandated clearing
Meaningful volumes
Lesser revenue impact
Concerns
Complicates risk
management
Extraterritoriality:
potential impact to scope
Could limit liquidity
Clients
Markets
Compliance emphasis
may impact costs
Unresolved: end-user
margin/extraterritoriality
Concentration of
exposure to central
counterparties
Strengths
Operational excellence:
depth of experience
managing complex
migrations
Long-track record of client-
focused business model
Competitors may need to
re-orient their businesses
Competitive advantage by
being a scale player with
existing connectivity and
access to SEFs
Strong governance programs in place to address regulatory change: 500 people; 65+ projects
14

Compensation 1
Noncompensation
16.8[1]
15.4
16.1
13.8
6.1
6.1
7.5
7.2
7.7
9.3
9.2
8.9
2008
2009
2010
2011

Overhead ratio[2]	NM	51%	65%	65%
Comp/revenue[1,2]	75%	31%	38%	36%

BUSINESS HIGHLIGHTS

JPMORGAN CHASE & CO.

1 2010 compensation expense excludes $0.5B of U.K. payroll tax
2 Overhead and comp/revenue ratios exclude DVA impact
Expense discipline enables investment capacity
Business highlights
Disciplined expense management
Total expense down 4%
Focus on operating efficiency
Best-in-class overhead ratio
Lowest comp/revenue ratio
Continued investment capacity
Strategic Reengineering Project (SRP)
International expansion
Commodities execution
International Prime Brokerage
Value for Scale
Synergies across wholesale businesses
Highlights J.P. Morgan IB expense ($B)
1
15

Global Corporate Bank: contributing to IB Markets and Treasury Services
Business highlights
1 Excludes non-recurring items
32%
28%
27%
Rates
FX
Commodities¹
19%
8%
35% Trade
Liquidity
Core cash
Trade loan growth
47%
revenue
growth
~29% growth
YoY
~22% growth
YoY
2011 international revenue with corporates
IB Markets
Treasury Services
16

BUSINESS HIGHLIGHTS

Asset Management

JPMorgan Chase & Co.

Leveraging the J.P. Morgan platform
Business highlights
Expanded client
coverage/footprint
with Global
Corporate Bank
Increased credit
extension and
product
penetration
IB recognized
fees for 147
debt and 77
equity deals for
CB clients in
2011
$1.4B gross
revenue in 2011
41 new Private
Bank clients from
IB referrals
71 Private Bank
referrals to the IB
Expanding
international
referrals and
syndication
access
Treasury &
Securities
Services
Commercial
Banking
Investment Bank
CB
50%
AM
32%
TSS
18%
IB cross-LOB gross revenue share ($B)
J.P. Morgan
2011 total: $2.7B
Leveraging the wholesale platform
17

Proven risk management capability
Business highlights
J.P. Morgan Markets revenue and VaR
~30% higher revenue than peers with ~40% less volatility
Note: Revenue excludes DVA; peers: BAC, BARC, C, CS, DB, GS, MS and UBS
1 Estimated using public disclosure of top 10 competitors, including DVA
2 Volatility equals standard deviation as a percentage of the period average
19.3
19.3
23.5
4.2
10.2
12.2
0
5
10
15
20
25
2006 2007 2008 2009 2010 2011
0
20
40
60
80
100
120
140
160
180
JPM Markets revenue JPM VaR
$B
$mm
Average revenue over past 12 quarters
40%
25%
Peers J.P.Morgan
Markets revenue volatility2
of past 12 quarters
$3.9
$5.2
Peers J.P.Morgan
JPM ~40% less than peers
JPM ~30% greater than peers
8% 9% 10% 13% 12% 14%
Market
share1
18

Fortress balance sheet and prudent capital management
Business highlights
Allocated equity ($B)
Basel III Tier 1
common ratio
40
8.4%
2012 walk forward ($B)
Risk Weighted Assets (based on Basel III)
4Q12 glidepath
$413
4Q11 actual
$467
4Q10 actual
$550
40
7.2%
Note: 2012 RWA reduction is a combination of legacy asset roll-off, risk adjustments, and continued RWA management discipline
($54)

9.5%
19

17%
14%
17%
8%
2010
2011

14
6
(10%)
13
1
2010
2011
JPM
20
Peer 1
17
Peer 2
17
Peer 3
15
Peer 4
15
Peer 5
14
Peer 6
13
Peer 7
11
Peer 8
9

BUSINESS HIGHLIGHTS

JPMORGAN CHASE & CO.

JPM Investment Bank ROE vs. peers Markets revenue (Equities and FICC, $B)
Consistency of results
Business highlights
JPM IB
Peer average1
Source: Company filings
1 Peer average ROE excludes firms without sufficient IB segment-level disclosure
2 Adjusted for non-recurring items
Industry Individual firms YoY
(25%)
36%
(16%)
(15%)
(21%)
2%
1%
(30%)
(3%)
2
2
20

17% 17% 17%
21%
(5%)
15%
18%
18%
2005 2006 2007 2008 2009 2010 2011 Target
Performance and outlook
Business highlights
We are holding 17% target going forward
Headwinds to consider
Regulatory burden
Global market uncertainty
Tougher RWA calculations
Sustained low interest rate environment
Key drivers
Scale and diversity of franchise
Market leadership
Growth initiatives
Disciplined expense management
Strong capital position
Outlook
17% +/-
Allocated
capital
($B)
20 21 21 26 33 40 40 40
J.P. Morgan IB ROE
21